Dreyfus Disciplined
Smallcap
Stock Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Contents

The Fund
--------

 2    Letter from the President

 3    Discussion of Fund Performance

 6    Statement of Investments

10     Statement of Assets and Liabilities

11     Statement of Operations

12     Statement of Changes in Net Assets

13     Financial Highlights

14     Notes to Financial Statements

       For More Information
       --------------------

       Back Cover

                       Dreyfus Disciplined    The Fund
                      Small Cap Stock Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Smallcap Stock Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Gene Cervi.

The past six months have been rewarding for many equity investors. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

However, until near the end of the six-month period, small-cap stocks continued to lag their larger counterparts substantially. For most of the reporting period, investors continued to favor large companies with predictable earnings and tended to avoid smaller companies with shorter track records. In April, however, many smaller stocks began to rally as investors became increasingly attracted by their valuation levels. In a global economic environment currently characterized by fewer concerns, investors appear to have become somewhat more comfortable with small-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Disciplined Smallcap Stock Fund.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund produced a total return of 16.23%.1 The Standard & Poor's SmallCap 600 Index ("S&P 600"), the Fund's benchmark, produced a total return of 9.03% for the same period. 2

Small-cap stocks outperformed large-cap stocks in April, but provided less robust returns over the past six months. Investors have generally preferred the lower volatility of earnings offered by large companies as well as their greater liquidity; that is, the ease of buying and selling larger company stocks.

What is the Fund's investment approach?

The Fund invests in a broadly diversified portfolio that blends growth and value stocks of small-capitalization companies chosen through a disciplined process that combines computer analysis with human judgment. The computer model identifies and ranks stocks within an industry based on three broad concepts. The first one is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth. The third is relative financial strength, which looks at attributes such as a company's level of debt.

Using the insights our analysts gained from their fundamental analysis, we are able to select the most attractive of the top-ranked securities. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the S&P 600 has a 10% weighting in a particular sector, about 10% of the Fund's assets will also be invested in that sector.

                                                                     The Fund 3

What other factors influenced the Fund's performance?

The Fund was able to invest in initial public offerings (IPOs), particularly Internet-related companies, which did very well during the period. Examples include Covad Communications Group, which provides Internet access for homes and businesses; pcOrder.com, which sells software over the Internet that helps personal computer manufacturers manage inventory; Priceline.com, which sells airline tickets and rents hotel rooms over the Internet; and Vignette, which sells software that improves the appearance of Internet Web sites. To manage risk and maintain our neutral weighting, we generally sell Internet shares when they appreciate beyond a certain level. We also generally sell stocks when they appreciate to a point where we believe they no longer represent good value.

Other strong performing stocks in the portfolio included Catalina Marketing, Claire's Stores, and Cox Radio. Catalina Marketing, which provides creative ways to deliver ad messages and promotional incentives directly to customers, recently announced a two-year marketing agreement with America Online, which may enhance its position as a premier in-store marketing services company. Claire's Stores, a mall-based retailer of popular-priced fashion accessories and apparel targeted toward the teen market, has reported same-store sales well ahead of expectations. Cox Radio, a national broadcasting company that acquires, develops and operates radio stations in the U.S., has generated strong cash flow from growth markets, such as Los Angeles and Miami.

On the other hand, poor performers included Documentum, a software company experiencing a slowdown in revenues as customers freeze information technology expenditures during the Y2K transition; and United Road Services, which owns and operates towing companies throughout the country, many of which were adversely affected by milder-than-normal weather conditions during the winter.

What is the Fund's current strategy?

Although we generally match the S&P 600 in terms of industry weightings, we can use some discretion when we see investor preferences emerging. For example, in recent weeks, the market has moved from a preference toward growth stocks to a new emphasis on "cyclical" stocks issued by chemical, energy and paper companies. Because cyclical stocks tend to perform better when the economy is improving, we have added to these industries.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: LIPPER ANALYTICAL SERVICES,  INC.-- The Standard & Poor's SmallCap 600
  Index is a broad-based, unmanaged index of 600 companies with market capitalizations generally ranging from $50 million to $2 billion.



                                                                  The Fund 5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks--97.2%                                       Shares      Value ($)
--------------------------------------------------------------------------------
Basic Industries--5.4%

Catalytica                                                  8,900 a     121,819
Lone Star Industries                                        6,400       228,400
MacDermid                                                   2,300        96,456
NCI Building Systems                                        7,900 a     190,094
Tredegar Industries                                         5,800       154,787
Wausau-Mosinee Paper                                        7,100       117,150
                                                                        908,706

Capital Spending--19.2%

autobytel.com                                               3,000        90,000
Benchmark Electronics                                       5,400 a     181,575
Covad Communications Group                                  1,600       153,600
Dallas Semiconductor                                        6,400       272,000
Esterline Technologies                                      5,400 a      76,275
Extreme Networks                                            1,800        99,788
Howmet International                                        8,800 a     140,800
Marimba                                                     2,500       151,875
Micrel                                                      4,400 a     259,050
Milacron                                                    7,400       170,200
OmniQuip International                                      9,400       118,675
pcOrder.com                                                 1,000        61,812
Plexus                                                      4,300 a     143,513
Priceline.com                                               1,300       211,087
Rhythms NetConnections                                        700        57,750
SPS Technologies                                            3,200 a     139,600
Sanmina                                                     5,000 a     331,875
Semtech                                                     4,600 a     150,075
Terex                                                       4,400 a     139,150
USinternetworking                                           1,200        61,350
Vignette                                                    1,200       114,000
Wyman-Gordon                                                9,100 a     127,400
                                                                      3,251,450

Consumer Cyclical--19.1%

Action Performance Cos.                                     9,500 a     321,812
Ames Department Stores                                      3,500 a     122,281
Beyond.com                                                  6,100       179,569

6

--------------------------------------------------------------------------------
Common Stocks (continued)                                  Shares      Value ($)
--------------------------------------------------------------------------------
Consumer Cyclical (continued)

Claire's Stores                                             9,900       327,938
Cox Radio, Cl. A                                            5,700 a     277,875
Entercom Communications                                     2,600        96,525
La-Z Boy                                                   10,400       204,750
Luby's                                                     12,400       207,700
Mohawk Industries                                           8,700 a     280,575
Saks                                                       11,000 a     311,437
Tower Automotive                                           10,300 a     236,900
Valassis Communications                                     5,800 a     324,800
Williams-Sonoma                                             6,400 a     185,600
World Color Press                                           5,800 a     148,263
                                                                      3,226,025

Consumer Staples--3.0%

Canandaigua Brands, Cl. A                                   3,500 a     180,250
Earthgrains                                                 7,400       156,788
Michael Foods                                               7,000       160,125
                                                                        497,163

Energy--5.3%

Barrett Resources                                           2,200 a      66,825
Devon Energy                                                7,100       236,075
ENSCO International                                        11,100       206,044
New Jersey Resources                                        4,500       165,937
Veritas DGC                                                 3,200 a      64,800
WICOR                                                       6,700       158,288
                                                                        897,969

Health Care--7.8%

Conmed                                                      8,900 a     256,988
Cooper Cos.                                                 3,700 a      58,275
Ocular Sciences                                             4,100 a     125,050
Owens & Minor                                               7,600        75,050
Patterson Dental                                            8,800 a     317,350
Priority Healthcare, Cl. B                                  2,300 a     116,581
Twinlab                                                     8,900 a      75,650
Universal Health Services, Cl. B                            5,800 a     300,512
                                                                      1,325,456

                                                                     The Fund 7

-------------------------------------------------------------------------------------------------
Common Stocks (continued)                                  Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Interest Sensitive--13.7%

Allied Capital                                              8,900                       160,200
Banknorth Group                                             8,200                       216,787
Commercial Federal                                          9,500                       230,375
Cullen/Frost Bankers                                        5,200                       280,475
Eaton Vance                                                 4,000                        91,250
Enhance Financial Services Group                            5,800                       119,988
Financial Security Assurance Holdings                       3,700                       211,363
Hambrecht & Quist Group                                     3,900 a                     137,475
Legg Mason                                                  7,200                       251,100
MONY Group                                                  5,000                       132,500
Philadelphia Consolidated Holding                           3,200 a                      79,000
RenaissanceRe Holdings                                      4,500                       140,344
Webster Financial                                           8,700                       267,525
                                                                                      2,318,382

Mining & Metals--3.3%

AK Steel Holding                                            7,100                       184,600
CONSOL Energy                                               3,300                        47,025
RTI International Metals                                    5,400 a                      71,887
Reliance Steel & Aluminum                                   7,000                       255,063
                                                                                        558,575

Services--14.7%

Alternative Living Services                                 7,500 a                     166,875
Catalina Marketing                                          5,700 a                     486,994
Check Point Software Technologies                           3,600 a                     126,900
Core Laboratories, N.V.                                     7,800 a                     140,400
Documentum                                                  5,800 a                      90,625
Education Management                                       15,000 a                     299,062
Lernout & Hauspie Speech Products                           5,000 a                     195,625
Mastech                                                    12,800 a                     188,000
Mutual Risk Management                                     13,000                       505,375
Ritchie Brothers Auctioneers                                5,800 a                     202,638
United Road Services                                       10,500                        80,718
                                                                                      2,483,212

Transportation--3.3%

Alaska Air Group                                            3,500 a                     154,219
Expeditors International of Washington                      4,000                       242,500
Varlen                                                      5,875                       164,500
                                                                                        561,219

8

-------------------------------------------------------------------------------------
Common Stocks (continued)                                  Shares           Value ($)
-------------------------------------------------------------------------------------
Utilities--2.4%

Pacific Gateway Exchange                                    3,200  a          128,000
Sierra Pacific Resources                                    3,500             124,687
TNP Enterprises                                             5,000             156,250
                                                                              408,937

Total Common Stocks
  (cost $14,831,148)                                                       16,437,094

-------------------------------------------------------------------------------------
                                                        Principal
Short-Term Investments--7.0%                           Amount ($)           Value ($)
-------------------------------------------------------------------------------------
U.S. Treasury Bills:
  4.28%, 6/10/1999                                        211,000             209,980
  4.32%, 6/17/1999                                        493,000             490,199
  4.28%, 7/22/1999                                        490,000             485,078
Total Short-Term Investments
  (cost $1,185,724)                                                         1,185,257

-------------------------------------------------------------------------------------
Total Investments (cost $16,016,872)                        104.2%         17,622,351

Liabilities, Less Cash and Receivables                       (4.2%)          (704,813)

Net Assets                                                  100.0%         16,917,538

a Non-income producing.
See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------
                                                                 Cost          Value
-------------------------------------------------------------------------------------
Assets ($):

Investments in securities--See Statement of Investments    16,016,872     17,622,351
Cash                                                                         255,155
Receivable for investment securities sold                                     74,949
Dividends receivable                                                           3,317
                                                                          17,955,772
-------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                 18,142
Due to Distributor                                                                35
Payable for investment securities purchased                                1,020,057
                                                                           1,038,234
-------------------------------------------------------------------------------------
Net Assets ($)                                                             16,917,538
-------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                            15,174,430
Accumulated investment (loss)                                                 (31,796)
Accumulated net realized gain (loss) on investments                           169,425
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                    1,605,479
-------------------------------------------------------------------------------------
Net Assets ($)                                                             16,917,538
--------------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)             1,114,578
Net Asset Value, offering and redemption price per share--Note 2(c)($)          15.18

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------------------
Income:
Cash dividends                                                                     33,750
Interest                                                                           18,313
Total Income                                                                       52,063
Expenses:
Management fee--Note 2(a)                                                          69,875
Distribution fees--Note 2(b)                                                       13,975
Loan commitment fees--Note 4                                                            9
Total Expenses                                                                     83,859
Investment (Loss)                                                                 (31,796)
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                           218,721
Net unrealized appreciation (depreciation) on investments                       1,319,357
Net Realized and Unrealized Gain (Loss) on Investments                          1,538,078
Net Increase in Net Assets Resulting From Operations                            1,506,282

See notes to financial statements.


                                                                  The Fund  11

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999        Year Ended
                                                             (Unaudited)  October 31, 1998*
-------------------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                                (31,796)          (1,216)
Net realized gain (loss) on investments                          218,721          (49,296)
Net unrealized appreciation (depreciation) on investments      1,319,357          286,122
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                    1,506,282          235,610
-----------------------------------------------------------------------------------------
Capital Stock Transactions ($):

Net proceeds from shares sold                                  11,628,570       5,193,055
Cost of shares redeemed                                        (1,645,979)             --
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                    9,982,591       5,193,055
Total Increase (Decrease) in Net Assets                        11,488,873       5,428,665
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                             5,428,665              --
End of Period                                                  16,917,538       5,428,665
(Distributions in excess of investment income--net)               (31,796)             --
-----------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                       817,850         415,726
Shares redeemed                                                  (118,998)             --
Net Increase (Decrease) in Shares Outstanding                     698,852         415,726


* From September 30, 1998  (commencement of operations) to
  October 31, 1998.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999           Year Ended
                                                             (Unaudited)     October 31, 1998 a
-------------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period                               13.06                12.50
Investment Operations:
Investment income (loss)--net                                       (.03)                  --
Net realized and unrealized gain (loss) on investments              2.15                  .56
Total from Investment Operations                                    2.12                  .56
Net asset value, end of period                                     15.18                13.06
------------------------------------------------------------------------------------------------
Total Return (%)b,c                                                16.23                 4.48
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                             .74                  .13
Ratio of net investment income (loss) to average net assets c       (.28)                (.02)
Portfolio Turnover Rate c                                          32.75                 2.58
-------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                             16,918                5,429

a From September 30, 1998 (commencement of operations) to October 31, 1998.
b Exclusive of redemption fee.
c Not annualized.
See notes to financial statements.


                                                                  The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600(R) Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

At April 30, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Fund.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the

                                                                     The Fund 15
exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1999, there were no open financial futures contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $49,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the Fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. During the period ended April 30, 1999, the Fund was charged $13,975 pursuant to the Plan.

                                                                    The Fund 17

(c) A 1% redemption fee is charged and retained by the Fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the Fund Exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $13,487,685 and $3,537,165, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $1,605,479, consisting of $2,266,482 gross unrealized appreciation and $661,003 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

FOR MORE INFORMATION


Dreyfus Disciplined
Smallcap Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value
                  * 1999, Dreyfus Service Corporation     041SA994


Dreyfus
Premier Small Cap
Value Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

---------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             15     Financial Highlights

                             17     Notes to Financial Statements

                                    FOR MORE INFORMATION

-----------------------------------------------------------

                                    Back Cover

                       Dreyfus Premier     The Fund
                  Small Cap Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, William P. Rydell.

The past six months have been rewarding for many equity investors. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

However, until near the end of the six-month period, small-cap stocks continued to lag their larger counterparts substantially. For most of the reporting period, investors continued to favor large companies with predictable earnings and tended to avoid smaller companies with shorter track records. In April, however, many smaller stocks began to rally as investors became increasingly attracted by their valuation levels. In a global economic environment currently characterized by fewer concerns, investors appear to have become somewhat more comfortable with small-cap stocks.

We appreciate your confidence over the past six months, and look forward to your continued participation in Dreyfus Premier Small Cap Value Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

The Fund's total return for the six-month period ended April 30, 1999 was 3.64% for Class A shares, 3.36% for Class B shares, 3.36% for Class C shares, and 3.90% for Class R shares.1 For the same period, the Russell 2000 Value Index, the Fund's benchmark, provided a total return of 4.39%, while the Russell 2000 Index provided a total return of 15.16%.2

Small-cap stocks did not perform as well as large-cap blue chip stocks as a whole during the reporting period. In turn, small-cap value stocks did not do as well as the small-cap growth stocks. Despite the recovery that small-cap value stocks staged in April of 1999, they still trailed the large-cap segment of the market, as well as the small-cap growth segment of the market, by a wide margin.

What is the Fund's investment approach?

The Fund uses a disciplined investment process that combines fundamental valuation with a computer model that searches for undervalued stocks. Fourteen different characteristics, such as changes in earnings estimates and in earnings-to-price ratios, are used to identify value and opportunity among individual stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and its prospective earnings growth.

We select stocks on a company-by-company basis, rather than according to broad economic or market trends. To help ensure ample diversification, we strive to allocate the portfolio's assets among a variety of different industries and economic sectors in proportions that reflect the industry and sector allocations of our benchmark, the Russell 2000 Value Index. For example, if the Russell 2000 Value Index has a 2% weighting in a particular industry, then approximately 2% of the Fund's assets will be invested similarly. The reason we generally stay industry

                                                                  The Fund   3
neutral is that we don't want the Fund to be adversely affected if a particular industry is out of favor during an investment period. By maintaining a neutral stance with regard to industries and sectors, we make sure that stock selection drives the Fund's performance.

What other factors influenced the Fund's performance?

During the six-month reporting period, investors did not appear to focus on valuation measures, such as the price/earnings ratios of stocks, but instead showed a favoritism toward large-cap growth stocks. Another factor negatively affecting the Fund was the narrowness of the market, which was dominated by a handful of those highly valued, large-capitalization growth stocks. Because the Fund is broadly diversified among small companies in many industries, it was unable to match the general stock market's advance. For instance, financial services -- including banks, brokerages, insurance companies, mortgage finance firms and real estate investment trusts -- collectively represented about 30% of the Russell 2000 Value Index. As a result, as of April 30, 1999, about 30% of the Fund's portfolio was invested in financial services. Because this area did not perform particularly well over the past six months, the Fund's performance suffered.

Nevertheless, the Fund had a number of very strong performers. The best performing stock was Arterial Vascular Engineering, a manufacturer of products aiding blood circulation. The company was acquired by Medtronic, a medical products company, boosting its share price by nearly 90% during the reporting period. The second strongest performer was Calpine, a California energy producer that is investing heavily in environmentally friendly alternative fuels, which generally benefited from higher energy prices. Another strong performer was Fossil, a maker of stylish inexpensive watches.

What is the Fund's current strategy?

Toward the end of the reporting period, the market appeared to shift towards value and away from growth. Although ours is primarily a value portfolio, we have the capability to assign stronger weights to certain value characteristics if we think it is warranted by market conditions. For instance, in 1998, we were increasingly weighted toward valuation measures that emphasized earnings momentum. More recently, we have shifted back toward more traditional value criteria because we believe there are broad opportunities in industries, such as finance and manufacturing, whose earnings are more sensitive to the strength of the U.S. and international economies. The U.S. economy has shown surprising strength in the past two quarters, while the foreign economic crises of last fall seem to have eased.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge on redemptions in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely recognized unmanaged index of small-cap stock performance. The Russell 2000 Value Index is an unmanaged index comprised of companies in the Russell 2000 Index with lower price-to-book ratios.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
Common Stocks--99.1%                                              Shares          Value ($)
--------------------------------------------------------------------------------------------
Banking--13.3%
BancorpSouth                                                      1,800           29,925
Banknorth Group                                                   1,300           34,369
CVB Financial                                                     2,060           47,380
Chittenden                                                          700           20,125
City National                                                       700           27,037
Commercial Federal                                                1,500           36,375
Corus Bankshares                                                    700           21,700
Cullen/Frost Bankers                                              1,800           97,087
Dain Rauscher                                                       300           12,863
Downey Financial                                                  1,800           36,000
Eaton Vance                                                       1,100           25,094
First Citizens BancShares                                           100            8,025
Harbor Florida Bancshares                                         1,000           11,750
Heller Financial                                                    900           24,412
MAF Bancorp                                                       1,700           37,825
North Fork Bancorp                                                1,800           40,500
Peoples Heritage Financial Group                                  2,300           44,562
Queens County Bancorp                                               700           24,587
Resource Bancshares Mortgage Group                                4,400           53,900
Washington Federal                                                  990           21,904
Westamerica Bancorp                                               1,700           56,738
                                                                                 712,158
Basic Industries--7.8%
Ball                                                              1,000           54,937
GenCorp                                                           2,700           62,438
Grace (W.R.)                                                      1,700 a         27,094
Lennar                                                              400            9,675
Lone Star Industries                                              2,100           74,944
MacDermid                                                           900           37,744
Southdown                                                         1,300           83,281
Spartech                                                          1,300           30,875
Universal Forest Products                                         1,800           35,831
                                                                                 416,819
Capital Spending--15.2%
AVT                                                                 600 a         16,312
CIBER                                                             1,000 a         18,875
CTS                                                                 900           48,038

--------------------------------------------------------------------------------------------
Common Stocks (continued)                                         Shares          Value ($)
--------------------------------------------------------------------------------------------
Capital Spending (continued)
California Water Service Group                                      800           18,350
Check Point Software Technologies                                 1,400 a         49,350
Citrix Systems                                                    1,800 a         76,500
Computer Task Group                                                 700           13,038
Cordant Technologies                                                400           18,450
Crane                                                               700           20,256
Electronics for Imaging                                             400 a         18,925
Gallagher (Arthur J.) & Co.                                         800           38,000
Ingram Micro, Cl. A                                                 600 a         15,300
Kaydon                                                              800           27,000
Kronos                                                              450 a         15,300
Lincoln Electric, Cl. A                                           3,300           68,062
Metzler Group                                                       400 a         11,150
NeoMagic                                                          1,800 a         21,038
Pittway, Cl.A                                                       900           23,738
Plantronics                                                         200 a         13,500
QLogic                                                              500 a         34,969
SCM Microsystems                                                    300 a         19,763
SPS Technologies                                                  1,500 a         65,438
Semtech                                                             500 a         16,313
Tecumseh Products, Cl. A                                            500           30,563
Terex                                                             1,100 a         34,788
ThermoQuest                                                       1,600 a         17,500
Thomas Industries                                                 1,900           37,763
TranSwitch                                                          500 a         22,000
                                                                                 810,279
Consumer Cyclical--15.1%
AnnTaylor Stores                                                    500 a         23,750
AptarGroup                                                          500           14,000
Arvin Industries                                                  1,300           47,613
BJ's Wholesale Club                                               1,000 a         26,563
Borg-Warner Automotive                                            1,300           73,775
Buckle                                                              800 a         18,700
Central Garden & Pet                                              1,200 a         16,800
Consolidated Graphics                                               400 a         17,050
Department 56                                                       800 a         21,650
Ethan Allen Interiors                                             1,200           60,825

                                                                 The Fund   7

--------------------------------------------------------------------------------------------
Common Stocks (continued)                                         Shares          Value ($)
--------------------------------------------------------------------------------------------
Consumer Cyclical (continued)
Fossil                                                              800 a         24,600
Franklin Covey                                                    1,200 a         11,625
Furniture Brands International                                    1,500 a         37,594
IHOP                                                                400 a         18,300
Kellwood                                                          2,000           51,500
Kimball International, Cl. B                                      1,000           16,000
King World Productions                                            1,800 a         63,450
Ross Stores                                                       1,700           78,093
Ryan's Family Steak House                                         6,300 a         77,962
Safeskin                                                            400 a          3,900
Tekelec                                                           1,000 a          9,031
Valassis Communications                                             600 a         33,600
World Color Press                                                 1,000 a         25,563
Zale                                                              1,000 a         37,813
                                                                                 809,757
Consumer Staples--4.3%
Coors (Adolph), Cl. B                                               600           32,100
IDEX                                                              1,800           48,037
J & J Snack Foods                                                   900 a         19,575
Performance Food Group                                              900 a         23,850
Riviana Foods                                                     2,100           40,950
Universal                                                         1,700           43,244
Universal Foods                                                   1,000           21,000
                                                                                 228,756
Energy--7.9%
Atmos Energy                                                      1,700           42,925
Devon Energy                                                      1,400           46,550
Energen                                                           1,900           32,775
Helmerich & Payne                                                 3,200           82,400
ONEOK                                                             1,000           27,937
R&B Falcon                                                          510 a          5,100
Tesoro Petroleum                                                  3,200 a         36,200
Valero Energy                                                       700           15,619
WICOR                                                             2,600           61,425
Washington Gas Light                                              3,100           73,044
                                                                                 423,975

8

--------------------------------------------------------------------------------------------
Common Stocks (continued)                                         Shares          Value ($)
--------------------------------------------------------------------------------------------
Health Care--3.1%
ALPHARMA, Cl. A                                                     600           17,700
Bindley Western Industries                                          800           24,700
Datascope                                                           700 a         19,906
IDEC Pharmaceuticals                                                300 a         15,225
Ocular Sciences                                                   1,550 a         47,275
Patterson Dental                                                    600 a         21,637
Roberts Pharmaceutical                                            1,000 a         17,000
                                                                                 163,443
Insurance--6.5%
Ambac Financial Group                                               800           48,300
Amerin                                                              800 a         18,750
Capital Re                                                        1,300           25,431
Fidelity National Financial                                         650           11,862
Financial Security Assurance Holdings                             1,000           57,125
First American Financial                                            800           14,300
Harleysville Group                                                1,500           27,937
Medical Assurance                                                   660 a         18,150
PartnerRe                                                           800           33,000
Presidential Life                                                 1,900           34,081
Protective Life                                                   1,500           58,781
                                                                                 347,717
Mining and Metals--3.6%
AK Steel Holding                                                  3,500           91,000
Cleveland-Cliffs                                                    800           31,850
Commercial Metals                                                 1,300           30,631
RTI International Metals                                          1,000 a         13,313
Reliance Steel & Aluminum                                           700           25,506
                                                                                 192,300

Real Estate--11.9%

Cabot Industrial Trust                                            1,300           26,487
Catellus Development                                              3,200 a         49,200
D. R. Horton                                                      4,800           92,700
Franchise Finance Corp. of America                                2,200           51,013
M.D.C. Holdings                                                   1,800           35,325
Nationwide Health Properties                                      1,900           38,594
Pulte                                                             4,300           97,287

                                                                 The Fund   9

--------------------------------------------------------------------------------------------
Common Stocks (continued)                                         Shares          Value ($)
--------------------------------------------------------------------------------------------
Real Estate (continued)
Rouse                                                             1,800           43,763
Toll Brothers                                                     1,200 a         25,650
U.S. Home                                                         2,500 a         85,625
Webb (Del)                                                        4,000           92,500
                                                                                 638,144
Transportation--3.4%
Alaska Air Group                                                  1,300 a         57,281
Continental Airlines, Cl. B                                       1,200 a         51,825
SEACOR Smit                                                         500 a         26,469
USFreightways                                                     1,200           45,000
                                                                                 180,575
Utilities--7.0%
Aliant Communications                                             1,000           44,250
BEC Energy                                                        1,500           63,750
Calpine                                                           1,500 a         63,937
Cleco                                                               800           24,700
Commonwealth Energy Systems                                         900           36,506
Conectiv                                                          1,200           28,725
Idacorp                                                             700           22,050
L-3 Communications Holdings                                         500 a         24,406
Pacific Gateway Exchange                                            400 a         16,000
Public Service Company of New Mexico                              2,300           41,112
Rochester Gas & Electric                                            300            7,650
                                                                                 373,086
Total Common Stocks
  (cost $5,572,246)                                                            5,297,009

                                                               Principal
Short-Term Investments--.0%                                   Amount ($)       Value ($)
------------------------------------------------------------------------------------------
U.S. Treasury Bills;
  4.34%, 6/24/1999
  (cost $1,987)                                                   2,000            1,987
-----------------------------------------------------------------------------------------
Total Investments (cost $5,574,233)                               99.1%        5,298,996

Cash and Receivables (Net)                                          .9%           47,554

Net Assets                                                       100.0%        5,346,550

a Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------
                                                                       Cost       Value ($)
-------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments           5,574,233      5,298,996
Cash                                                                                15,436
Receivable for investment securities sold                                           31,326
Receivable for shares of Capital Stock subscribed                                    1,885
Dividends receivable                                                                 6,547
                                                                                 5,354,190
-------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                        5,992
Due to Distributor                                                                   1,148
Payable for shares of Capital Stock redeemed                                           500
                                                                                     7,640
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                   5,346,550
-------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                  6,048,816
Accumulated distributions in excess of investment income--net                       (5,410)
Accumulated net realized gain (loss) on investments                               (421,619)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                          (275,237)
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                   5,346,550

-------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                          Class A       Class B      Class C       Class R
-------------------------------------------------------------------------------------------
Net Assets ($)                           3,354,198      930,891      568,356       493,105
Shares Outstanding                         310,444       86,552       52,845        45,594
-------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                10.80        10.76        10.76         10.82
-------------------------------------------------------------------------------------------

See notes to financial statements.

                                                                The Fund   11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

Investment Income ($)
-------------------------------------------------------------------------------------------
Income:
Cash Dividends (net of $14 foreign taxes withheld at source)                       38,007
Interest                                                                            3,408
Total Income                                                                       41,415
Expenses:
Management fee--Note 2(a)                                                          31,748
Distribution and service fees--Note 2(b)                                           10,755
Loan commitment fees--Note 4                                                            5
Total Expenses                                                                     42,508
Investment (Loss)                                                                  (1,093)
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                          (305,189)
Net unrealized appreciation (depreciation) on investments                         475,910
Net Realized and Unrealized Gain (Loss) on Investments                            170,721
Net Increase in Net Assets Resulting from Operations                              169,628

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999            Year Ended
                                                         (Unaudited)     October 31, 1998*
-------------------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                                (1,093)                7,466
Net realized gain (loss) on investments                    (305,189)             (116,430)
Net unrealized appreciation (depreciation)
  on investments                                            475,910              (751,147)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 169,628              (860,111)
-------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                               (9,456)                   --
Class R shares                                               (2,327)                   --
Total Dividends                                             (11,783)                   --
-------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                               92,252             3,776,717
Class B shares                                              415,076               757,342
Class C shares                                                   --               711,811
Class R shares                                               60,000               501,500
Dividends reinvested:
Class A shares                                                9,165                    --
Class R shares                                                2,327                    --
Cost of shares redeemed:
Class A shares                                              (15,967)              (18,415)
Class B shares                                             (152,216)              (19,532)
Class C shares                                              (71,048)                 (196)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                339,589             5,709,227
  Total Increase (Decrease) in Net Assets                   497,434             4,849,116
-------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                       4,849,116                    --
End of Period                                             5,346,550             4,849,116
Undistributed (distribution in excess of)
  investment income--net                                     (5,410)                7,466

* From April 1, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

                                                                 The Fund  13

-------------------------------------------------------------------------------------------------------------------
                                                  Six Months Ended
                                                    April 30, 1999           Year Ended
                                                        (Unaudited)    October 31, 1998*
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Class A
Shares sold                                                  7,996              304,913
Shares issued for dividends reinvested                         843                   --
Shares redeemed                                             (1,552)              (1,756)
Net Increase (Decrease) in Shares Outstanding                7,287              303,157
-------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                 39,879               63,366
Shares redeemed                                            (14,733)              (1,960)
Net Increase (Decrease) in Shares Outstanding               25,146               61,406
-------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                     --               59,648
Shares redeemed                                             (6,786)                 (17)
Net Increase (Decrease) in Shares Outstanding               (6,786)              59,631
-------------------------------------------------------------------------------------------------------------------
Class R
Shares sold                                                  5,253               40,126
Shares issued for dividends reinvested                         215                   --
Net Increase (Decrease) in Shares Outstanding                5,468               40,126

* From April 1, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------------
                                        Class A                         Class B
                         ------------------------------------------------------------------------
                           Six Months Ended                  Six Months Ended
                             April 30, 1999      Year Ended    April 30, 1999      Year Ended
                                (Unaudited) October 31, 1998a     (Unaudited)   October 31, 1998a
-------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                 10.45           12.50           10.41         12.50
Investment Operations:
Investment income (loss)--net           .01             .03            (.02)         (.02)
Net realized and unrealized gain
  (loss) on investments                 .37           (2.08)            .37         (2.07)
Total from Investment Operations        .38           (2.05)            .35         (2.09)
Distributions:
Dividends from investment
  income--net                          (.03)             --              --            --
Net asset value, end of period        10.80           10.45           10.76         10.41
-------------------------------------------------------------------------------------------
Total Return (%) b,c                   3.64          (16.40)           3.36        (16.72)
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets c                          .74             .88            1.12          1.32
Ratio of net investment income (loss)
  to average net assets c               .06             .24            (.31)         (.20)
Portfolio Turnover Rate c             26.78           19.72           26.78         19.72
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1000)                          3,354           3,169             931           639

a From April 1, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                  The Fund  15

------------------------------------------------------------------------------------------------
                                        Class C                         Class R
                         ------------------------------------------------------------------------
                           Six Months Ended                  Six Months Ended
                             April 30, 1999      Year Ended    April 30, 1999      Year Ended
                                (Unaudited) October 31, 1998a     (Unaudited)   October 31, 1998a
-------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                 10.41           12.50           10.47         12.50
Investment Operations:
Investment income (loss)--net          (.03)           (.02)            .02           .04
Net realized and unrealized gain
  (loss) on investments                 .38           (2.07)            .39         (2.07)
Total from Investment Operations        .35           (2.09)            .41         (2.03)
Distributions:
Dividends from investment
  income--net                            --              --            (.06)           --
Net asset value, end of period        10.76           10.41           10.82         10.47
-------------------------------------------------------------------------------------------
Total Return (%) b                     3.36c         (16.72)c          3.90        (16.24)
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets b                         1.12            1.32             .62           .73
Ratio of net investment income (loss)
  to average net assets b              (.31)           (.19)            .19           .38
Portfolio Turnover Rate b             26.78           19.72           26.78         19.72
Net Assets, end of period
  ($ x 1000))                           568             621             493           420

a From April 1, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
c Exclusive of sales load.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Company is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

As of April 30, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

   Class A................280,799     Class C..................40,000
   Class B.................40,000     Class R..................40,214


                                                                  The Fund  17

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $116,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Investment Management Fee and
Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually

                                                                     The Fund 19
obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares.

Under the Plan, Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $4,114, $2,969 and $2,012, respectively, pursuant to the Plan and Class B and Class C shares were charged $989 and $671, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excludingshort-term securities, during the period ended April 30, 1999, amounted to $2,237,583 and $1,320,975, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $275,237, consisting of $325,841 gross unrealized appreciation and $601,078 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

 The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commit-


                                                                     The Fund 21
ment fees on its pro rata portion of
the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

                                                                  The Fund  23

NOTES

                                                                  The Fund  25

For More Information


                     Dreyfus Premier Small Cap
                     Value Fund

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  148/158SA994



Dreyfus Premier
Tax Managed
Growth Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

CONTENTS

The Fund
--------

2    Letter from the President

3    Discussion of Fund Performance

6    Statement of Investments

9    Statement of Assets and Liabilities

10   Statement of Operations

11   Statement of Changes in Net Assets

13   Financial Highlights

15   Notes to Financial Statement

For More Information
---------------------

Back Cover

                                                                        The Fund
                                                       Dreyfus Premier
                                               Tax Managed Growth Fund


Letter From The President

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the Fund's Sub-Investment Adviser.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and mid-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Tax Managed Growth Fund.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

The Fund's total return for the six-month period ended April 30, 1999 was 18.14% for Class A shares, 17.79% for Class B shares, 17.72% for Class C shares, and 18.05% for Class T shares.1 In comparison, the Fund's benchmark, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, provided a total return of 22.31%. 2

We attribute this performance to the surprisingly rapid recovery of the global capital markets in the wake of last summer's stock market decline. Large-cap stocks performed especially well in the recovery, particularly those in the high-flying technology sector. The S&P 500, which emphasizes technology more heavily than the Fund, benefited more than the Fund from these conditions.

What is the Fund's investment approach?

The Fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Indeed, many of the Fund's holdings--selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential--responded well to the positive economic environment that prevailed during most of the period. Stocks of companies such as Citigroup that had lost significant value during August and September 1998 rebounded strongly in the autumn in response to this favorable environment, as well as their own effective management initiatives.

The Fund also employs a tax-managed investment strategy, which is particularly well suited to the concerns of tax-conscious investors. This strategy is based on targeting long-term growth rather than short-

                                                                      The Fund 3
term profit. We typically buy and sell relatively few stocks during the course of the year, as part of our "buy and hold" approach, to minimize investors' tax liabilities and reduce the Fund's trading costs. During the recent six-month period, the Fund maintained a portfolio turnover rate of 0.32% (not annualized), well within our goal of an annual portfolio turnover rate below 15% during normal market conditions. In addition, since we remained fully invested we participated fully in the market's strong recovery in late 1998.

Our investment strategy is also predicated on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. While the Fund was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most high-flying Internet and many technology companies because we found their stock prices to be higher than warranted by their financial strength and growth rates. We believed--and continue to believe--that the risks of such investments fail to outweigh the benefits. Consequently, the Fund held few such stocks at a time when investors bid prices of many up to stratospheric levels.

What other factors influenced the Fund's performance?

Much of the Fund's performance resulted from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. This process led us to maintain the Fund's emphasis on stocks in the health care and financial industries, and, to a lesser extent, the consumer staples industry. For the six-month period, our position in financials significantly helped performance while our health care weighting detracted from overall performance.

The Fund's investments in leading health care companies, such as American Home Products and Johnson & Johnson, appreciated significantly in value during most of the period. Although the stocks of many major pharmaceutical companies declined during the final weeks of

April because of concerns over expiring drug patents and new limits on Medicare reimbursements, most performed well overall.

The financial sector proved a fruitful area of investment as well. Some of our banking, insurance and other financial holdings recovered from their October 1998 lows to be among the Fund's best performers. We were particularly pleased with the performance of Chase Manhattan and Marsh & McLennan, which not only regained lost ground, but also went on to establish new all-time highs during the first few months of 1999. The food and beverage sector, in which the Fund held Coca-Cola, also benefited from the strengthening global economy and improved investor confidence.

What is the Fund's current strategy?

As of April 30, the long-term economic trends that have led us to emphasize health care, financials and consumer staples appear to remain in place. Specifically, the U.S. economy has continued to perform well--inflation and interest rates have remained low while consumer confidence has been high--and the global economy has shown continuing signs of improvement. As a result, we have seen little reason to alter our sector allocation model. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard * & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of * U.S. stock market performance.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
Common Stocks--96.9%                                        Shares                Value ($)
---------------------------------------------------------------------------------------------
Auto Related--5.0%

DaimlerChrysler                                              45,175                4,435,620
Ford Motor                                                  120,000                7,672,500
General Motors                                               15,000                1,334,062
                                                                                  13,442,182

Banking--6.5%

BankAmerica                                                  68,948                4,964,256
Chase Manhattan                                              85,000                7,033,750
SunTrust Banks                                               75,000                5,362,500
                                                                                  17,360,506

Basic Materials--.4%

duPont (EI) de Nemours                                       15,000                1,059,375

Capital Goods--8.9%
AlliedSignal                                                 80,000                4,700,000
Boeing                                                       25,000                1,015,625
Emerson Electric                                             70,000                4,515,000
General Electric                                             90,000                9,495,000
Rockwell International                                       80,000                4,130,000
                                                                                  23,855,625

Communications--5.2%

Bell Atlantic                                                35,000                2,016,875
BellSouth                                                   130,000                5,817,500
SBC Communications                                          110,000                6,160,000
                                                                                  13,994,375

Computers--7.3%

Cisco Systems                                                55,000 a              6,273,437
Compaq Computer                                              25,000                  557,812
Hewlett-Packard                                              50,000                3,943,750
Microsoft                                                   110,000 a              8,944,375
                                                                                  19,719,374

Electronics--5.0%

Conexant Systems                                             27,500 a              1,120,625
Intel                                                       200,000               12,237,500
                                                                                  13,358,125

Energy--5.2%

BP Amoco, A.D.S.                                             40,000                4,527,500
Chevron                                                      20,000                1,995,000
Exxon                                                        45,000                3,737,813

---------------------------------------------------------------------------------------------
Common Stocks--(continued)                                   Shares                Value ($)
---------------------------------------------------------------------------------------------
Energy (continued)
Mobil                                                        30,000                3,142,500
Royal Dutch Petroleum, A.D.R.                                12,000                  704,250
                                                                                  14,107,063

Finance--Misc.--7.9%

Associates First Capital, Cl. A                             110,166                4,881,731
Citigroup                                                    85,000                6,396,250
Federal National Mortgage Association                       110,000                7,803,125
Merrill Lynch                                                25,000                2,098,438
                                                                                  21,179,544

Food & Drugs--1.7%

Walgreen                                                    170,000                4,568,750

Food, Beverage & Tobacco--8.7%

Coca-Cola                                                   170,000               11,560,000
PepsiCo                                                     140,000                5,171,250
Philip Morris Cos.                                          185,000                6,486,563
                                                                                  23,217,813

Health Care--17.0%

Abbott Laboratories                                         100,000                4,843,750
American Home Products                                       75,000                4,575,000
Bristol-Myers Squibb                                         90,000                5,720,625
Johnson & Johnson                                            80,000                7,800,000
Merck                                                       125,000                8,781,250
Pfizer                                                      120,000               13,807,500
                                                                                  45,528,125

Insurance--4.2%

Berkshire Hathaway, Cl. A                                        79                6,035,600
Berkshire Hathaway, Cl. B                                        15 a                 37,050
Marsh & McLennan                                             70,000                5,359,375
                                                                                  11,432,025
Media/Entertainment--2.8%

Fox Entertainment Group, Cl. A                              110,000                2,818,750
McDonald's                                                   90,000                3,813,750
Tricon Global Restaurants                                    12,500 a                804,687
                                                                                   7,437,187
Personal Care--5.4%

Colgate-Palmolive                                            40,000                4,097,500
Gillette                                                    110,000                5,740,625


                                                                      The Fund 7

--------------------------------------------------------------------------------------------
Common Stocks--(continued)                                   Shares                Value ($)
--------------------------------------------------------------------------------------------
Personal Care (continued)
Procter & Gamble                                             50,000                4,690,625
                                                                                  14,528,750
Publishing--1.6%
McGraw-Hill Cos.                                             80,000                4,420,000

Retail--1.7%
Wal-Mart Stores                                             100,000                4,600,000

Telecommunications--.5%
Ameritech                                                    20,000                1,368,750

Textiles Apparrel--.3%
Polo Ralph Lauren, Cl. A                                     35,000                  778,750

Transportation--1.6%
Norfolk Southern                                            130,000                4,249,375

Total Common Stocks
(cost $223,951,390)                                                              260,205,694
---------------------------------------------------------------------------------------------

Preferred Stocks--.6%
Publishing
News A.D.S., Cum., $.4228                                    55,000                1,680,938
(cost $1,391,500)
---------------------------------------------------------------------------------------------
                                                            Principal
Short-Term Investments--2.6%                                 Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
U.S. Treasury Bills:
  4.22%, 6/10/1999                                        1,767,000               1,758,458
  4.21%, 6/17/1999                                          100,000                  99,432
  4.30%, 7/22/1999                                        2,739,000               2,711,487
  4.39%, 7/29/1999                                        2,296,000               2,271,410

Total Short-Term Investments (cost $6,841,434)                                    6,840,787
---------------------------------------------------------------------------------------------
Total Investments (cost $232,184,324)                         100.1%            268,727,419
Liabilities, Less Cash and Receivables                          (.1%)              (335,694)
Net Assets                                                    100.0%            268,391,725

a  Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
                                                                 Cost              Value ($)
---------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments                                  232,184,324       268,727,419
Cash                                                                                  834,493
Receivable for shares of Capital Stock subscribed                                   1,845,572
Dividends receivable                                                                  291,136
                                                                                  271,698,620
---------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                         226,491
Due to Distributor                                                                    173,066
Payable for investment securities purchased                                         2,709,057
Payable for shares of Capital Stock redeemed                                          198,281
                                                                                    3,306,895
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                    268,391,725
---------------------------------------------------------------------------------------------
Composition of Net Assets ($):

Paid-in capital                                                                   232,156,554
Accumulated investment (loss)                                                        (418,917)
Accumulated net realized gain (loss) on investments                                   110,993
Accumulated net unrealized appreciation (depreciation) on investments--Note 3      36,543,095
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                    268,391,725
---------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                          Class A       Class B        Class C        Class T
---------------------------------------------------------------------------------------------
Net Assets ($)                          68,375,037    145,422,513    46,721,615    7,872,560
Shares Outstanding                       3,917,513     8,416,634      2,705,149      452,374
Net Asset Value Per Share ($)                17.45         17.28          17.27        17.40
See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $8,442 foreign taxes withheld at source)                     1,317,936
Interest                                                                              118,666
Total Income                                                                        1,436,602
Expenses:
Management fee--Note 2(a)                                                           1,076,030
Distribution and service fees--Note 2(b)                                              779,234
Loan commitment fees--Note 4                                                              255
Total Expenses                                                                      1,855,519
Investment (Loss)                                                                    (418,917)
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Invesments--Note 3:
Net realized gain (loss) on investments                                               110,993
Net unrealized appreciation (depreciation) on investments                          29,284,024
Net Realized and Unrealized Gain (Loss) on Investments                             29,395,017
Net Increase in Net Assets Resulting from Operations                               28,976,100
See notes to financial statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999          Year Ended
                                                             (Unaudited)   October 31, 1998*
-------------------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                              (418,917)            (33,398)
Net realized gain (loss) on investments                         110,993               3,024
Net unrealized appreciation (depreciation)
  on investments                                             29,284,024           7,259,071
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  28,976,100           7,228,697
-------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                 --                    (7,111)
Class T shares                                                 --                      (767)
Total Dividends                                                --                    (7,878)
-------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                               32,906,204          34,492,581
Class B shares                                               62,164,231          73,204,923
Class C shares                                               22,591,399          22,099,641
Class T shares                                                3,017,565           4,773,293
Dividends reinvested:
Class A shares                                                    --                     84
Class T shares                                                    --                     22
Cost of shares redeemed:
Class A shares                                               (2,139,067)         (6,539,758)
Class B shares                                               (5,014,076)         (4,239,951)
Class C shares                                               (1,976,986)         (1,717,671)
Class T shares                                                 (654,205)           (773,423)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                110,895,065         121,299,741
  Total Increase (Decrease) in Net Assets                   139,871,165         128,520,560
-------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         128,520,560             --
End of Period                                               268,391,725         128,520,560

* From November 4, 1997 (commencement of operations) to October 31, 1998. See notes to financial statements


                                                                  The Fund 11

-------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999          Year Ended
                                                             (Unaudited)   October 31, 1998*
--------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                   1,986,279           2,507,883
Shares issued for dividends reinvested                             --                     7
Shares redeemed                                                (128,712)           (447,944)
Net Increase (Decrease) in Shares Outstanding                 1,857,567           2,059,946
-------------------------------------------------------------------------------------------
Class B
Shares sold                                                   3,788,485           5,230,565
Shares redeemed                                                (302,850)           (299,566)
Net Increase (Decrease) in Shares Outstanding                 3,485,635           4,930,999
-------------------------------------------------------------------------------------------
Class C
Shares sold                                                   1,376,460           1,569,748
Shares redeemed                                                (119,977)           (121,082)
Net Increase (Decrease) in Shares Outstanding                 1,256,483           1,448,666
-------------------------------------------------------------------------------------------
Class T
Shares sold                                                     187,076             358,322
Shares issued for dividends reinvested                             --                     2
Shares redeemed                                                 (40,066)            (52,960)
Net Increase (Decrease) in Shares Outstanding                   147,010             305,364

* From November 4, 1997 (commencement of operations) to October 31, 1998. See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


---------------------------------------------------------------------------------------------------------
                                        Class A Shares                Class B Shares
                                -------------------------------------------------------------------------
                                Six Months Ended                     Six Months Ended
                                  April 30, 1999        Year Ended     April 30, 1999        Year Ended
                                      (Unaudited) October 31, 1998 a       (Unaudited) October 31, 1998 a
---------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period       14.77             12.50              14.67             12.50
Investment Operations:
Investment income (loss)--net               (.01)              .05               (.03)             (.02)
Net realized and unrealized gain (loss)
  on investments                            2.69              2.23               2.64              2.19
Total from Investment Operations            2.68              2.28               2.61              2.17
Distributions:
Dividends from investment income--net         --              (.01)                --                --
Net asset value, end of period             17.45             14.77              17.28             14.67
---------------------------------------------------------------------------------------------------------
Total Return (%)  b,c                      18.14             18.26              17.79             17.36
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc     .67              1.34               1.04              2.09
Ratio of net investment income (loss)
  to average net assetsc                     .06               .52               (.31)             (.27)
Portfolio Turnover Ratec                     .32               .05                .32               .05
---------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     68,375            30,428            145,423            72,347

a From November 4, 1997 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Not annualized.

See notes to financial statements.


                                                                     The Fund 13

---------------------------------------------------------------------------------------------------------
                                        Class C Shares                Class T Shares
                                -------------------------------------------------------------------------
                                Six Months Ended                     Six Months Ended
                                  April 30, 1999        Year Ended     April 30, 1999        Year Ended
                                      (Unaudited) October 31, 1998 a       (Unaudited) October 31, 1998 a
---------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period       14.66             12.50              14.74             12.50
Investment Operations:
Investment income (loss)--net               (.03)             (.02)              (.02)              .03
Net realized and unrealized gain (loss)
  on investments                            2.64              2.18               2.68              2.22
Total from Investment Operations            2.61              2.16               2.66              2.25
Distributions:
Dividends from investment income--net         --                --                 --              (.01)
Net asset value, end of period             17.27             14.66              17.40             14.74
---------------------------------------------------------------------------------------------------------
Total Return (%)c                          17.72 b           17.36 b            18.05             17.97
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc    1.04              2.09                .79              1.59
Ratio of net investment income (loss)
  to average net assetsc                    (.31)             (.26)              (.06)              .25
Portfolio Turnover Ratec                     .32               .05                .32               .05
---------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     46,722            21,244              7,873             4,501

a From November 4, 1997 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c  Not annualized.
See notes to financial statements.
14

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Company is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge and a distribution and service fee. Class T shares are sold with a front-end sales charge and bear a distribution and service fee. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                     The Fund 15

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transfer With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and sep-

                                                                     The Fund 17
arate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the Fund's average daily net assets, payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,095 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A may pay annually up to
 .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75%,
 .75% and .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 1999, Class A, Class B, Class C and Class T shares were charged $60,751, $402,654, $123,667 and $8,361, respectively, pursuant to the Plan. During the period ended April 30, 1999, Class B, Class C and Class T shares were charged $134,218, $41,222 and $8,361, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $112,591,579 and $605,728, respectively.

At April 30, 1999,  accumulated  net unrealized  appreciation on investments was
$36,543,095,   consisting  of  $39,605,652  gross  unrealized  appreciation  and
$3,062,557 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

                                                                     The Fund 19

For More Information

Dreyfus Premier
Tax Managed Growth Fund

200 Park Avenue
New York, NY 10166

Investment Advisor

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone

Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds

144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation
                                                                    149/159SA994


Dreyfus
Municipal Reserves

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
----------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             16     Financial Highlights

                             18     Notes to Financial Statements

                                    For More Information

--------------------------------------------------------------

                                    Back Cover

             Dreyfus Municipal Reserves     The Fund



Letter From The President

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, John Flahive.


Yields on both taxable and tax-exempt money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for tax-exempt money market instruments, very low inflation continued to support attractive real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Municipal Reserves.


Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 1999, the Fund's Investor shares provided an annualized yield of 2.44%, and after taking in account the effect of compounding, the annualized effective yield was 2.46%.1 The Fund's Restricted shares provided a 2.64% annualized yield and a 2.67%
annualized effective yield.1

The Fund's Investor shares provided a total return of 1.21%,2 compared to a total return of 1.25% for the Lipper Tax-Exempt Money Market Fund's average category for the same period.3 The Fund's Class R shares provided a total return of 1.31%,2 compared to a total return of 1.39% for the Lipper Institutional Tax-Exempt Money Market Fund's Category for the same period.3

We attribute this performance to lower short-term interest rates following the Federal Reserve Board's easing of U.S. monetary policy in the fall of 1998. Performance was also affected by the low supply of new tax-exempt money market securities relative to steady demand.

What is the Fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a "bottom up" approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently
                                                              The Fund  3
hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

The management of the portfolio's average maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average maturity to make cash available for the purchase of higher yielding securities. That's because yields tend to rise temporarily if many issuers are competing simultaneously for investor interest.

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields -- as often happens in January and June -- we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity that is consistent with our benchmark index.

What other factors influenced the Fund's performance?

Although the Fund, by definition, contains only securities from U.S. issuers, the entire domestic fixed-income marketplace was influenced by economic events overseas. When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity by making borrowing less expensive for corporations. An additional consequence of lower interest rates was lower yields on money market securities.

Despite economic weakness in some overseas markets, the U.S. economy remained strong. Because they have enjoyed higher tax revenues during this period of economic prosperity, many municipalities have had less need to borrow. As a result, fewer tax-exempt money market securities were issued than in the same six-month period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped push tax-exempt money market yields down further.

What is the Fund's current strategy?

We continue to search for the most attractive values in the tax-exempt money markets. This search has led us to Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. With conventional tax-exempt notes in short supply, we believe that VRDNs have offered the most attractive yields among high-quality, short-term municipal securities. Accordingly, as of April 30, 1999, 51.6% of the portfolio was composed of VRDNs. Of course, we continue to watch for opportunities in other types of tax-exempt securities, including conventional fixed-rate notes.

Also as of April 30, the portfolio's 45-day average maturity was consistently in the neutral range. In our view, the prevailing stability of monetary policy and interest rates gave us little reason to either extend or shorten maturities. However, we intend to remain vigilant in our efforts to identify tactical opportunities in anticipation of any supply-and-demand imbalances.

May 13, 1999

     1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

     2    Total return includes reinvestment of dividends.

     3    Source: Lipper Analytical Services Inc.


                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments--99.7%                              Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Alaska--3.0%
Alaska Industrial Development Authority, Revenue,
  VRDN (Providence Medical Office Building)
  3.10% (LOC; Kredietbank)a                                 3,545,000                   3,545,000
Anchorage, Higher Education Revenue, Refunding,
  VRDN (Alaska Pacific University)
  4% (LOC; Seattle First National Bank)a                    3,700,000                   3,700,000

California--.8%
California Higher Education Loan Authority Inc.,
  Student Loan Revenue
  3.80%, Series E-5, 6/1/1999
  (LOC; Student Loan Marketing Association)                 2,000,000                   2,000,000

Colorado--3.0%
Colorado Health Facilities Authority, Revenue,
  VRDN (North Colorado Medical Center)
  4% (BPA; Credit Suisse and Insured; MBIA)a                1,200,000                   1,200,000
Dove Valley Metropolitan District of Arapohoe County,
  Revenue, Refunding
  3.375%, Series B, 11/1/1999
  (LOC; Banque Nationale de Paris)                          1,000,000                   1,000,000
Interstate South Metropolitan District, Refunding
  3.375%, Series B, 11/1/1999
  (LOC; Banque Nationale de Paris)                            975,000                     975,000
Larimer County, COP (Courthouse and Jail Facility)
  3.85%, 12/15/1999 (Insured; FSA)                          2,460,000                   2,470,174
SBC Metropolitan District 3.35%, 12/1/1999
  (LOC; U.S. Bank of Washington)                            1,560,000                   1,560,000

Florida--7.8%
Broward County Housing Finance Authority, MFHR,
  Refunding, VRDN (Waters Edge Project) 4%a                 6,740,000                   6,740,000
Capital Projects Finance Authority, Revenue, VRDN
  (Florida Hospital Association Capital Project Loan)
  4.05%  (Insured; FSA and SBPA; Credit Suisse)a            3,600,000                   3,600,000
Florida Multi-Family Housing Finance Agency, Refunding,
  VRDN 4.10%, Series E (LOC; Comerica Bank)a                1,200,000                   1,200,000
Greater Orlando Aviation Authority, Special Purpose
  Revenue (Signature Flight)
  3.25%, 12/1/1999 (LOC; Bayerische Landesbank)             2,725,000                   2,725,000
Miami Health Facilities Authority, Health Facilities
  Revenue, Refunding, VRDN
  (Mercy Hospital Project) 3.90%
  (LOC; Bank of America)a                                   2,000,000                   2,000,000

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments (continued)                         Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Florida (continued)
Sarasota County Public Hospital District, HR, CP
  (Sarasota Memorial Hospital Project)
  2.80%, 5/19/1999 (LOC; Suntrust Bank)                     2,400,000                   2,400,000

Georgia--3.8%
Burke County Development Authority, PCR, CP
  (Oglethorpe Power Corporation)
  3.20%, Series B, 8/26/1999
  (Insured; AMBAC and BPA; Suntrust Bank)                   5,600,000                   5,600,000
De Kalb County Development Authority, Revenue, VRDN
  (Marist School Inc. Project) 4.05%
  (LOC; Suntrust Bank)a                                     3,500,000                   3,500,000

Illinois--13.8%
City of Chicago:
  3.05%, Series C, 10/31/1999
    (LOC; Societe Generale)                                 3,000,000                   3,000,000
  VRDN 4%, Series B
    (LOC; Canadian Imperial Bank of Commerce)a              1,700,000                   1,700,000
Chicago Midway Airport, Special Facility Revenue
  (Signature Flight)
  3.25%, 12/1/1999 (LOC; Bayerische Landesbank)             3,500,000                   3,500,000
Chicago School Finance Authority, Refunding
  5.80%, Series A, 6/1/1999 (Insured; FGIC)                 4,340,000                   4,350,180
Illinois Development Finance Authority, VRDN:
  IDR:
    (Columbia Graphics Corp. Project)
      4.15%  (LOC; Harris Trust and Savings Bank)a          2,500,000                   2,500,000
    (Institute of Gas Technology Project)
      3.60% (LOC; Bank of Montreal)a                        6,400,000                   6,400,000
  Revenue
    (Residential Rental-F.C. Harris Pavilion Project)
    4.05% (LOC; FNMA)a                                      1,100,000                   1,100,000
Illinois Educational Facilities, Revenue,
  VRDN (National-Louis University)
  4.05% (LOC; Bank of Montreal)a                            6,100,000                   6,100,000
City of New Lenox, IDR, VRDN (Panduit Corp. Project)
  4.05% (LOC; Commerzbank)a                                 1,300,000                   1,300,000
City of Zion, Revenue, VRDN (H & M Enterprises
  LLC Project) 4.05%, Series A
  (LOC; Federal Home Loan Bank)a                            2,920,000                   2,920,000

Indiana--5.4%
City of Auburn, EDR, VRDN (RJ Tower Corp. Project)
  4.15% (LOC; Comerica Bank)a                                 175,000                     175,000

                                                                  The Fund  7

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments (continued)                         Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Indiana (continued)
City of Portage, EDR, VRDN (Pedcor Investments)
  4.05%, Series A (LOC; Federal Home Loan Banks)a           6,253,000                   6,253,000
City of Seymour, EDR, VRDN (Pedcor Investments-
  Sycamore Springs Apartments Project)
  4.05%, Series A (LOC; FNMA)a                              4,077,000                   4,077,000
Whiting Industrial,  PCR, (Amoco Project-Standard
  Oil Inc.) 3%, 8/15/1999 (Corp. Guaranty;
  Amoco Credit Corp.)                                       2,500,000                   2,500,000

Iowa--.4%
Iowa Higher Education Loan Authority, Revenue,
  Refunding (Private College Facilities)
  5%, 8/1/1999 (Insured; MBIA)                                980,000                     983,488

Kansas--.1%
City of Wichita, 4.25%, Series 734, 6/1/1999                  200,000                     200,124

Kentucky--.4%
Mayfield, Multi-City Lease Revenue, VRDN
  (League of Cities Funding Trust)
  4.10% (LOC; PNC Bank)a                                    1,000,000                   1,000,000

Louisiana--13.7%
East Baton Rouge Parish, PCR, Refunding, VRDN
  (Rhone Poulene Inc. Project)
  4.25% (LOC; Banque Nationale De Paris)a                   1,500,000                   1,500,000
Louisiana Public Facilities Authority, Refunding, VRDN:
  HR (Willis Knighton Medical Project)
    4.05% (Insured; AMBAC and SBPA;
    Credit Local De France)a                               12,145,000                  12,145,000
  MFMR (Emberwood)
    4% (LOC; General Electric Co.)a                         1,000,000                   1,000,000
City of New Orleans and Home Mortgage Authority,
  SFMR 3.15%, Series C-2, 12/1/1999
  (Collateralized; FNMA)                                    3,000,000                   3,000,000
Saint James Parish, PCR, Refunding, CP (Texaco Project)
  3.20%, Series B, 5/13/1999 (LOC; Texaco Inc.)            15,000,000                  15,000,000

Maine--1.9%
Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)
  4.10% (LOC; Wachovia Bank and Trust Co.)a                 4,660,000                   4,660,000

Missouri--1.0%
Missouri Higher Education Loan Authority,
  Student Loan Revenue, VRDN:
    4.10%, Series A (LOC; National Westminster Bank)a       1,000,000                   1,000,000
    4.10%, Series B (LOC; National Westminster Bank)a       1,500,000                   1,500,000

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments (continued)                         Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Montana--1.5%
Butte-Silver Bow, PCR, Refunding, VRDN
  (Rhone-Poulenc Inc. Project)
  4.05% (LOC; Banque Nationale de Paris)a                   1,605,000                   1,605,000
Montana Health Facilities Authority, Health Care
  Revenue, VRDN (Pooled Loan Program)
  4.05%, Series A (Insured; FGIC and SBPA;
  Norwest Bank)a                                            1,900,000                   1,900,000

Nevada--6.1%
Clark County Airport, Special Facility Revenue:
  (Signature Flight Project)
    3.10%, 6/1/1999 (LOC; Bayerische Landesbank)            7,335,000                   7,335,000
  (Signature Project)
    3.25%, Series A, 12/1/1999 (LOC; Bayerische
    Landesbank)                                             7,140,000                   7,140,000

New Hampshire--1.5%
New Hampshire Higher Educational and Health
  Facilities Authority, Revenue (Dartmouth Educational
  Loan Corp.) 3.90%, 6/1/1999 (Guaranteed by;
  Dartmouth College)                                        3,500,000                   3,500,000

New Mexico--1.5%
City of Santa Fe, Gross Receipts Tax Revenue,
  VRDN (Wastewater Systems)
  4%, Series B (LOC; Canadian Imperial Bank
  of Commerce)a                                             3,500,000                   3,500,000

New York--6.3%
Metropolitan Transit Authority, Transit Facility
  Revenue, CP 3.10%, Series 1, 5/14/1999
  (LOC; ABN-Amro Bank)                                     15,000,000                  15,000,000

Pennsylvania--8.3%
Allegheny County, Revenue
  4.80%, Series C-43, 9/15/1999
  (Escrowed in; U.S. Government Securities)                 1,495,000                   1,504,628
Allegheny County Hospital Development Authority,
  Revenue, VRDN (Health Center Presbyterian)
  4.05%, Series B (Insured; MBIA and SBPA; PNC Bank)a         100,000                     100,000
Allentown Area Hospital Authority, Revenue, Refunding,
  VRDN (Sacred Heart Hospital)
  4.05%, Series B (LOC; First Union National Bank)a           900,000                     900,000
Beaver County Industrial Development Authority,
  PCR, CP (Duquense Light Co.)
  3.10%, Series 94,  5/27/1999
  (LOC; Union Bank of Switzerland)                          2,900,000                   2,900,000

                                                                  The Fund  9

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments (continued)                         Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Pennsylvania (continued)
Dauphin County General Authority, Revenue,
  VRDN (All Health Pooled Financing)
  4.05%, Series B (Insured; FSA and SBPA;
  Credit Suisse)a                                             900,000                     900,000
Fairview School District, Prerefunded
  6%, 2/15/2000 (Escrowed in; U.S. Government
  Securities and Insured; FGIC)                               800,000                     909,675
Lehigh County Industrial Development Authority,
  PCR, VRDN (Allegheny Electric Co-Op)
  3.55% (LOC; Rabobank Nederland)a                            120,000                     120,000
Moon Industrial Development Authority, IDR, VRDN
  (Executive Office Association Project)
  4.05% (LOC; PNC Bank)a                                    1,250,000                   1,250,000
Pennsylvania Turnpike Commission, Revenue, Refunding
  5%, Series O, 12/1/1999 (Insured; FGIC)                   1,000,000                   1,010,739
Quakertown General Authority, Revenue,
  VRDN (Pooled Financing Program)
  4%, Series A (LOC; PNC Bank)a                               440,000                     440,000
Quakertown Hospital Authority, HR,
  VRDN (HPS Group Pooled Financing Project)
  4% (LOC; First National Bank of Chicago)a                 8,800,000                   8,800,000
State Public School Building Authority, College Revenue,
  Prerefunded (Harrisburg Area Community College)
  6.90%, 10/1/1999 (Escrowed in; U.S. Government
  Securities)                                               1,000,000                   1,025,277

Texas--10.2%
Brownsville, Utility Systems Revenue, CP
  2.80%, Series A, 5/14/1999
  (LOC; Toronto-Dominion Bank)                              2,425,000                   2,425,000
Comal County Health Facilities Development
  Corporation, Health Care Systems Revenue, VRDN
  (McKenna) 3.15% (LOC; Chase Manhattan Bank)a              3,000,000                   3,000,000
Dallas Area Rapid Transportation, Sales Tax Revenue, CP
  3.10%, 8/12/1999 (LOC: Bayerische Landesbank,
  Union Bank of Switzerland and WestDeutsche
  Landesbank)                                              10,000,000                  10,000,000
Dallas Industrial Development Corporation, IDR,
  VRDN (Sealed Power Corp.)
  3.20% (LOC; National Bank of Detroit)a                    1,100,000                   1,100,000
North Texas Higher Education Authority Inc.,
  Student Loan Revenue, Refunding, VRDN
  4.10%, Series A (BPA; Student Loan Marketing
  Association and Insured; AMBAC)a                          2,000,000                   2,000,000

--------------------------------------------------------------------------------------------------
                                                            Principal
Tax Exempt Investments (continued)                         Amount ($)                   Value ($)
--------------------------------------------------------------------------------------------------
Texas (continued)
Nueces County Health Facilities Development
  Corporation, Revenue, VRDN
  (Driscoll Childrens Foundation) 4.05%
  (LOC; Bank One)a                                          2,395,000                   2,395,000
Rockwall Industrial Development Corporation, IDR,
  VRDN (Columbia Extrusion Corp.)
  4.15% (LOC; U.S. National Bank of Oregon)a                2,285,000                   2,285,000
Texas Municipal Power Agency, Revenue, Refunding:
  7%, 9/1/1999 (Insured; FGIC)                                745,000                     754,051
  Prerefunded 7%, 9/1/1999 (Escrowed in;
    U.S. Government Securities and Insured; FGIC)             500,000                     515,969

Utah--3.7%
State of Utah, CP 3%, Series B, 5/11/1999
  (LOC; Toronto-Dominion Bank)                              6,300,000                   6,300,000
City of West Jordan, TRAN 3.90%, 6/30/1999                  2,500,000                   2,500,000

Virginia--3.6%
Campbell County Industrial Development Authority,
  Exempt Facility Revenue, VRDN
  (Hadson Power 12) 4.40%, Series A
  (LOC; Barclays Bank)a                                     5,200,000                   5,200,000
Halifax County Industrial Development Authority,
  IDR, VRDN (Annin and Co. Project)
  3.75% (LOC; Chase Manhattan Bank)a                        1,875,000                   1,875,000
Virginia Small Business Financing Authority,
  IDR, VRDN (Coral Graphic)
  4.15% (LOC; Chase Manhattan Bank)a                        1,500,000                   1,500,000

Washington--.9%
Port Seattle Industrial Development Corporation,
  Revenue, Refunding, VRDN (Sysco Food Service
  Project) 4.05%a                                           1,000,000                   1,000,000
Washington Health Care Facilities Authority,
  Revenue (Multi-Care Health Systems)
  4%, 8/15/1999 (Insured; MBIA)                             1,230,000                   1,231,041

Wyoming--1.0%
Green River, PCR, Revenue, Refunding,
  VRDN (Rhone Poulenc Inc. Project)
  4.30% (LOC; ABN-Amro Bank)a                               2,300,000                   2,300,000

--------------------------------------------------------------------------------------------------
Total Investments (cost $238,300,346)                           99.7%                 238,300,346

Cash and Receivables (Net)                                        .3%                     628,261

Net Assets                                                     100.0%                 238,928,607

                                                                  The Fund  11

-----------------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC    American Municipal Bond                LOC      Letter of Credit
           Assurance Corporation                MBIA     Municipal Bond Investors Assurance
BPA      Bond Purchase Agreement                           Insurance Corporation
COP      Certificate of Participation           MFHR     Multi-Family Housing Revenue
CP       Commercial Paper                       MFMR     Multi-Family Mortgage Revenue
EDR      Economic Development Revenue           PCR      Pollution Control Revenue
FGIC     Financial Gauranty Insurance Company   SBPA     Standby Bond Purchase Agreement
FNMA     Federal National Mortgage Association  SFMR     Single Family Mortgage Revenue
FSA      Financial Security Assurance           TRAN     Tax and Revenue Anticipation Notes
HR       Hospital Revenue                       VRDN     Variable Rate Demand Notes
IDR      Industrial Development Revenue

--------------------------------------------------------------------------------
Summary of Combined Ratings

Moody's                   or      Standard & Poor's                Value (%)
--------------------------------------------------------------------------------
VMIG1/MIG1, P1                    SP1+/SP1, A1+/A1                      81.3
Aaa/Aab                           AAA/AAb                               17.0
Not Ratedc                        Not Ratedc                             1.7
                                                                       100.0

a  Securities  payable on demand.  Variable  interest  rate--subject  to periodic change.
b  Notes which are not MIG or SP rated are represented by bond ratings of the  issuers.
c  Securities  which,  while not rated by Moody's and  Standard & Poor's have been determined by the Manager to be of comparable  quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------
                                                                             Cost          Value
-------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments               238,300,346    238,300,346
Interest receivable                                                                    1,201,269
                                                                                     239,501,615
-------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            116,963
Due to Distributor                                                                            67
Cash overdraft due to Custodian                                                          455,809
Interest payable--Note 3                                                                     169
                                                                                         573,008
-------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       238,928,607
-------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      238,936,954
Accumulated net realized gain (loss) on investments                                       (8,347)
-------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       238,928,607
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                                        Investor         Class R
-------------------------------------------------------------------------------------------------
Net Assets ($)                                                        27,910,602     211,018,005
Shares Outstanding                                                    27,912,612     211,023,739
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                                               1.00            1.00

See notes to financial statements.

                                                                  The Fund  13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Income
Interest Income                                                                    4,133,948
Expenses:
Management fee--Note 2(a)                                                            659,614
Distribution fees (Investor Shares)--Note 2(b)                                        26,875
Interest expense--Note 3                                                               5,677
Total Expenses                                                                       692,166
Investment Income--Net,
  representing net increase in net assets resulting from operations                3,441,782

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1999         Year Ended
                                                                 (Unaudited)  October 31, 1998
-------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net, representing net increase
  in net assets resulting from operations                          3,441,782       7,399,745
-------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Investor shares                                                     (327,870)       (715,181)
Class R shares                                                    (3,113,912)     (6,723,392)
Net realized gain on investments:
Investor shares                                                           --          (6,024)
Class R shares                                                            --         (62,009)
Total Dividends                                                   (3,441,782)     (7,506,606)
-------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares                                                   56,649,417     109,466,877
Class R shares                                                   538,082,988     631,394,198
Dividends reinvested:
Investor shares                                                      306,071         681,448
Class R shares                                                       587,176       1,649,472
Cost of shares redeemed:
Investor shares                                                  (56,346,124)   (102,321,618)
Class R shares                                                  (555,290,949)   (599,466,760)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                     (16,011,421)     41,403,617
Total Increase (Decrease) in Net Assets                          (16,011,421)     41,296,756
-------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                              254,940,028     213,643,272
End of Period                                                    238,928,607     254,940,028

See notes to financial statements.

                                                                  The Fund  15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------
                          Six Months Ended              Year Ended October 31,
                            April 30, 1999     -------------------------------------------
Investor Shares                 (Unaudited)    1998     1997      1996     1995     1994 a
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                 1.00     1.00     1.00      1.00     1.00     1.00
Investment Operations:
Investment income--net                .012     .029     .030      .029     .032     .012
Distributions:
Dividends from investment
  income--net                        (.012)   (.029)   (.029)    (.029)   (.032)   (.012)
Dividends from net realized
  gain on investments                   --    (.000) b (.001)       --       --       --
Total Distributions                  (.012)   (.029)   (.030)    (.029)   (.032)   (.012)
Net asset value, end of period        1.00     1.00     1.00      1.00     1.00     1.00
------------------------------------------------------------------------------------------
Total Return (%)                      2.44 c   3.00     3.00      2.96     3.28     1.23 d
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                           .70 c    .70      .72       .70      .70      .70 c
Ratio of net investment income
  to average net assets               2.44 c   2.90     2.92      2.92     3.33     2.11 c
------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                       27,911   27,301   19,486    14,074   17,764    1,161

a The Fund commenced selling Investor Shares on April 20, 1994.
b Amount represents less than $.001 per share.
c Annualized.
d Not annualized.
See notes to financial statements.

------------------------------------------------------------------------------------------
                          Six Months Ended              Year Ended October 31,
                            April 30, 1999     -------------------------------------------
Class R Shares                  (Unaudited)    1998     1997      1996     1995     1994
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                 1.00     1.00     1.00      1.00     1.00     1.00
Investment Operations:
Investment income--net                .013     .031     .032      .031     .034     .023
Distributions:
Dividends from investment
  income--net                        (.013)   (.031)   (.031)    (.031)   (.034)   (.023)
Dividends from net realized
  gain on investments                   --    (.000) a (.001)       --       --       --
Total Distributions:                 (.013)   (.031)   (.032)    (.031)   (.034)   (.023)
Net asset value, end of period        1.00     1.00     1.00      1.00     1.00     1.00
------------------------------------------------------------------------------------------
Total Return (%)                      2.64 b   3.21     3.21      3.17     3.48     2.29
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                           .50 b    .50      .52       .50      .50      .51 c
Ratio of net investment income
  to average net assets               2.63 b   3.11     3.10      3.11     3.41     2.30
------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                      211,018  227,639  194,158   221,178  205,373  205,105

a Amount represents less than $.001 per share.
b Annualized.
c Annualized expense ratio before expenses  reimbursed by the investment adviser for the year ended October 31, 1994 was .61%.
See notes to financial statements.

                                                                  The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares:
Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.

There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis.

Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in 2005.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                 The Fund  19

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies
Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the manage-ment fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 1999, the Investor shares were charged $26,875 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended April
30, 1999 was approximately $218,200 with a related weighted average annualized interest rate of 5.25%.
                                                                  The Fund  21

For More Information

                     Dreyfus
                     Municipal Reserves

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com



             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation 324/724SA994


Dreyfus
U.S. Treasury
Reserves

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                   Contents

                   The Fund
---------------------------
                2  Letter from the President
                3  Discussion of Fund Performance
                6  Statement of Investments
                7  Statement of Assets and Liabilities
                8  Statement of Operations
                9  Statement of Changes in Net Assets
               10  Financial Highlights
               12  Notes to Financial Statements

                   For More Information
---------------------------------------
                   Back Cover

Dreyfus U.S. Treasury
Reserves

The Fund

Letter From The President
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, David Hertan.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well. Despite lower nominal interest rates for most money market funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Reserves.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 1999, Dreyfus U.S. Treasury Reserves' Investor shares produced an annualized yield of 4.16% ,while its Class R shares produced an annualized yield of 4.37%. After taking into account the effect of compounding, the annualized effective yields for the Investor and Class R shares were 4.24% and 4.46%, respectively.1

The Fund's Investor shares provided a total return of 2.08%,2 compared to the Lipper U.S. Treasury Money Market Funds category average total return of 2.03% for the same time period.3 The Fund's Class R shares provided a total return of 2.19%,2 compared to the Lipper Institutional U.S. Treasury Money Market Funds category average total return of 2.19% for the same period.3 We attribute the Fund's competitive returns to its emphasis on securities with longer maturity dates as well as its holdings in repurchase agreements during the period.

What is the Fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the Fund seeks to add an incremental degree of safety to the portfolio. The Fund is also required to maintain an average dollar- weighted portfolio maturity of 90 days or less.

                                                                The Fund     3

During the past six months, the returns offered by U.S. Treasury securities, such as those held in this Fund, declined. That's because interest rates, which generally determine the returns for these types of investments, also declined during the period. For example, last November, the Federal Reserve Board lowered short-term interest rates to 4.75%, a move that came on the heels of two other back-to-back cuts. The Fed trimmed rates primarily in response to the global financial crisis that took place in September and October. Their action was an attempt to stimulate what it believed was going to be slower domestic economic growth. However, to the surprise of many industry analysts, the U.S. economy exhibited strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

With short-term interest rates trending downward during the period, it gave even greater importance to a key aspect of our investment strategy: managing the portfolio's average maturity. By actively managing maturity, we attempt to increase income and preserve or enhance return.

We were able to lock in higher returns by owning longer-term U.S. Treasury bills and notes. This decision proved beneficial as interest rates moved lower. As of the end of the reporting period, the Fund's average maturity was 42 days.

What other factors influenced the Fund's performance?

We invest in U.S. Treasury bills and notes as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. During the period, the largest portion of the Fund's assets were invested in repurchase agreements. Commonly referred to as repos, repurchase agreements are overnight or short-term loans to government dealers that are collateralized with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the Fund. However, because their rates were higher than comparable maturity T-bills during the reporting period, they generated a higher return. Accordingly, we allocated approximately 50% of the portfolio's assets to repos, a move that provided attractive returns for the Fund.

What is the Fund's current strategy?

We feel confident that our strategy of managing maturity as a way to attempt to add incremental yield to the portfolio is a prudent one. We will also continue to take advantage of the higher yields associated with repurchase agreements, wherever possible.

We believe we've created a portfolio that is conservative in nature and can provide investors with a competitive level of income, liquidity and preservation of capital.

May 13, 1999

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, but also has the potential to make money.
2  Total return includes reinvestment of dividends.
3  Source: Lipper Analytical Services, Inc.


                                                                The Fund     5

STATEMENTS OF INVESTMENTS
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                                 Annualized
                                                   Yield on
                                                    Date of       Principal
U.S. Treasury Bills--29.3%                      Purchase (%)     Amount ($)     Value ($)
-----------------------------------------------------------------------------------------
   5/6/1999                                            4.39     200,000,000   199,878,056
     (cost $199,878,056)
-----------------------------------------------------------------------------------------
U.S. Treasury Notes--23.6%
   6.25%, 5/31/1999                                    5.45      30,000,000    30,016,262
   6.00%, 8/15/1999                                    5.01      45,000,000    45,116,310
   5.875%, 11/15/1999                                  4.56      15,000,000    15,090,844
   5.625%, 11/30/1999                                  4.53      40,000,000    40,205,481
   7.75%, 12/31/1999                                   4.53      10,000,000    10,194,724
   8.50%, 2/15/2000                                    4.53      20,000,000    20,577,444
Total U.S. Treasury Notes
   (cost $161,201,065)                                                        161,201,065
-----------------------------------------------------------------------------------------
Repurchase Agreements--46.6%
-----------------------------------------------------------------------------------------
Lehman Brothers Inc.
   dated 4/30/1999, due 5/3/1999 in the amount of
   $157,378,581 (fully collateralized by
   $121,440,000 U. S. Treasury Bonds,
   6.375% to 12.00%, due from 8/15/2002 to
   8/15/2013, value $162,198,102)                      4.85    157,315,000    157,315,000
SBC Warburg Dillon Read, Inc.
   dated 4/30/1999, due 5/3/1999 in the amount of
   $160,065,067 (fully collateralized by
   $125,178,000 U. S. Treasury Bonds
   8.00%, due 11/15/2021, $161,870,801)                4.88    160,000,000    160,000,000
Total Repurchase Agreements
   (cost $317,315,000)                                                        317,315,000
-----------------------------------------------------------------------------------------
Total Investments (cost $678,394,121)                 99.5%                   678,394,121
Cash and Receivables (Net)                              .5%                     3,716,450
Net Assets                                           100.0%                   682,110,571

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                                                    Cost         Value
-----------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $317,315,000)
   --Note 1(c)                                                678,394,121      678,394,121
Cash                                                                               673,722
Interest receivable                                                              3,342,602
                                                                               682,410,445
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                      299,867
Due to Distributor                                                                       7
                                                                                   299,874
Net Assets ($)                                                                 682,110,571
Composition of Net Assets ($):
Paid-in capital                                                                682,144,521
Accumulated net realized gain (loss) on investments                                (33,950)
Net Assets ($)                                                                 682,110,571

------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                          Investor Shares   Class R Shares
Net Assets ($)                                                103,023,389      579,087,182
Shares Outstanding                                            103,034,498      579,110,022
Net Asset Value Per Share ($)                                        1.00             1.00

See notes to financial statements.

                                                                The Fund     7

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------
Investment Income ($)
-----------------------------------------------------------------------------------------
Income
Interest Income                                                                 17,412,178
Expenses:
Management fee--Note 2(a)                                                        1,785,652
Distribution fees (Investor Shares)--Note 2(b)                                     122,643
Total Expenses                                                                   1,908,295
Investment Income--Net                                                          15,503,883
Net Realized Gain (Loss) on Investments--Note 1(b)                                   4,937
Net Increase in Net Assets Resulting From Operations                            15,508,820
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999        Year Ended
                                                             (Unaudited)  October 31, 1998
------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                     15,503,883           34,970,313
Net realized gain (loss) on investments                         4,937              (38,887)
Net Increase (Decrease) in Net Assets
    Resulting from Operations                              15,508,820           34,931,426
------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Investor shares                                            (2,555,138)          (7,119,905)
Class R shares                                            (12,948,745)         (27,850,408)
Net realized gain on investments:
Investor shares                                                    --               (4,910)
Class R shares                                                     --              (18,455)
Total Dividends                                           (15,503,883)         (34,993,678)
------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares                                           428,491,123          771,417,738
Class R shares                                            899,037,511        1,786,812,396
Dividends reinvested:
Investor shares                                             2,504,675            2,712,741
Class R shares                                             11,450,694           24,906,286
Cost of shares redeemed:
Investor shares                                          (443,592,474)        (771,398,333)
Class R shares                                           (945,461,304)      (1,719,791,151)
Increase (Decrease) in Net Assets from Capital Stock
   Transactions                                           (47,569,775)          94,659,677
Total Increase (Decrease) in Net Assets                   (47,564,838)          94,597,425
------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                       729,675,409          635,077,984
End of Period                                             682,110,571          729,675,409

See notes to financial statements.

                                                                The Fund     9

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


                            Six Months
                                 Ended
                             April 30,
                                  1999                 Year Ended October 31,
Investor Shares            (Unaudited)      1998      1997      1996      1995      1994a
--------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
   beginning of period           1.00       1.00      1.00      1.00      1.00       1.00
Investment Operations:
Investment income--net           .021       .048      .048      .046      .049       .020
Distributions:
Dividends from investment
   income--net                  (.021)     (.048)    (.048)    (.046)    (.049)     (.020)
Net asset value, end of period   1.00       1.00      1.00      1.00      1.00       1.00
Total Return (%)                 4.19b      4.95      4.89      4.74      5.02       1.96c
Ratios/Supplemental Data (%):
Ratio of expenses to average
   net assets                     .70b       .70       .70       .70       .70        .70b
Ratio of net investment income
   to average net assets         4.17b      4.85      4.81      4.64      4.92       3.42b
Net Assets, end of period
   ($ x 1,000)                103,023    115,622   112,900    21,826    21,386      1,324

a  The Fund commenced selling Investor shares on April 18, 1994.
b  Annualized.
c  Not annualized.

See notes to financial statements.


                           Six Months
                                Ended
                            April 30,
                                 1999                  Year Ended October 31,
Class R  Shares            (Unaudited)      1998      1997      1996      1995      1994a
--------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
   beginning of period           1.00       1.00      1.00      1.00      1.00      1.00
Investment Operations:
Investment income--net           .022       .050      .050      .048      .051      .033
Distributions:
Dividends from investment
   income--net                  (.022)     (.050)    (.050)    (.048)    (.051)    (.033)
Net asset value, end of period   1.00       1.00      1.00      1.00      1.00      1.00
Total Return (%)                 4.42a      5.16      5.10      4.94      5.23      3.37
Ratios/Supplemental Data (%):
Ratio of expenses to average
   net assets                     .50a       .50       .50       .50       .50       .50b
Ratio of net investment income
   to average net assets         4.38a      5.03      4.98      4.79      5.14      3.62
Net Assets, end of period
   ($ x 1,000)                579,087    614,053   522,178   464,303   399,873   228,797

a  Annualized.
b Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was .59%.

See notes to financial statements.

                                                                The Fund     11

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions


                                                                The Fund     13
on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $39,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the

Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.


(b) Distribution plan: Under the Fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act relating to its Investor shares, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 1999, Investor shares were charged $122,643 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

                                                                The Fund     15

NOTE 3--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

                                                                The Fund    17

For More Information

Dreyfus
U.S. Treasury Reserves

200 Park Avenue
New York, NY 10166
Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999, Dreyfus Service Corporation  326/726SA994

Dreyfus Premier
Balanced Fund


SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

CONTENTS



The Fund


 2     Letter from the President

 3     Discussion of Fund Performance

 6     Statement of Investments

14     Statement of Financial Futures

15     Statement of Assets and Liabilities

16     Statement of Operations

17     Statement of Changes in Net Assets

19     Financial Highlights

23     Notes to Financial Statements


FOR MORE INFORMATION
--------------------

Back Cover

                                                       The Fund
                                        Dreyfus Premier
                                          Balanced Fund
lETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Balanced Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio managers, Ron Gala and Laurie Carroll.

On the equity side, the past six months have been rewarding for many investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology- laden NASDAQ Index also recorded new highs.

Through much of the reporting period the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. However, in April, some previously out-of-favor market sectors rallied strongly, including large-cap value stocks as well as small- and mid-cap stocks.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently lost most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Balanced Fund.

Sincerely,



/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, Dreyfus Premier Balanced Fund produced a total return of 12.38%, 11.98%, 11.94% and 12.53% for its Class A, Class B, Class C, and Class R shares respectively. 1 These returns are modestly below those provided by the Fund's benchmark, a hybrid index, which is composed of 60% Standard & Poor's 500 Composite Stock Price Index2 ("S&P 500") and 40% Lehman Brothers Intermediate Government/Corporate Bond Index 3 ("Intermediate Index"), which returned 13.59% for the same time period.

We attribute the Fund's strong performance to two factors. First, gains within the equity component boosted performance. Second, we made timely shifts in the Fund's equity and fixed-income allocations, thereby capitalizing on opportunities within both areas.

What is the Fund's investment approach?

The Fund is a balanced Fund, with a "neutral" allocation of 60% stocks and 40% bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds. When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest- rate adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

When selecting stocks for the portfolio, we use a valuation model that identifies and ranks stocks within an industry or sector based on its value, growth and financial profile. Then, we attempt to manage risk by diversifying across companies and industries and by maintaining risk characteristics -- such as growth, size, quality and yield -- that are similar to those of the S&P 500.


                                                                      The Fund 3

When choosing bonds for the portfolio, we review economic, market and other factors to measure valuations by sector, maturity and credit quality. The Fund's bond component consists primarily of investment-grade domestic and foreign bonds that are issued by corporations and governments. Its dollar-weighted average maturity normally will not exceed 10 years.

What other factors influenced the Fund's performance?

The equity portion of the Fund's portfolio benefited from its holdings in some of the best performing companies in the S&P 500, most notably America Online and Microsoft. These two stocks are credited with producing a full third of the index's advance in the first quarter of 1999. In addition, our holdings within the consumer cyclicals sector, including Ford Motor, Chrysler and Wal-Mart Stores, provided solid returns for the Fund. The Fund's utility stocks also performed well, especially those related to the telecommunications industry, including MCI WorldCom. On the other hand, several stocks within the basic industries and consumer staples areas disappointed.

Our best fixed-income returns came from corporate bonds and asset-backed securities, while our U.S. Treasury holdings produced modest returns. That's because when the Federal Reserve Board trimmed short-term interest rates by a total of three-quarters of a percentage point last fall, it caused bond prices, which move inversely to interest rates, to rise. While U.S. Treasuries did not perform as well as the portfolio's other bonds during the period, we currently intend to continue to maintain a fairly large percentage of the Fund's assets in these investments for liquidity purposes; that is to maintain ready access to cash so that we can quickly take advantage of new investment opportunities.

What is the Fund's current strategy?

We believe that the stock market is overvalued. Early in 1999, we shifted a portion of the Fund's assets out of stocks, choosing instead to deploy those assets into bonds, a move that positioned the portfolio more defensively. As of April 30, 1999, approximately 42% of the Fund's assets were allocated to common stock, 54% to Bonds and Notes, with 4% in cash equivalents. 4 This represents a notable shift from the portfolio's stance at the end of 1998, at which time approximately 58% of the portfolio's assets were invested in stocks, 36% invested in bonds and 6% invested in cash equivalents. Going forward, we may make further allocation shifts as market conditions dictate.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

3 SOURCE: LEHMAN BROTHERS-The Lehman Brothers Intermediate Government/ Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years. Reflects reinvestment of dividends and capital gains.

4    These asset allocations include future positions held by the Fund.



                                                                      The Fund 5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------
Common Stocks--50.9%                                     Shares           Value ($)
------------------------------------------------------------------------------------------
Basic Industries--1.5%
Centex                                                     18,650           681,891
Dow Chemical                                               18,600         2,440,087
Georgia-Pacific Group                                      33,900         3,135,750
USG                                                        14,000           817,250
Union Carbide                                              42,950         2,228,031
                                                                          9,303,009
Capital Spending-13.7%
America Online                                             37,000 a       5,281,750
Applied Materials                                          10,200 a         546,975
BMC Software                                               57,100 a       2,458,869
Boeing                                                     42,800         1,738,750
Cisco Systems                                              44,900 a       5,121,406
Compuware                                                  43,800 a       1,067,625
Dell Computer                                             116,200 a       4,785,988
EMC                                                        25,850 a       2,816,034
General Dynamics                                           33,200         2,332,300
General Electric                                           60,550         6,388,025
Hewlett-Packard                                            44,500         3,509,938
Ingersoll-Rand                                             33,000         2,283,188
Intel                                                     168,250        10,294,797
International Business Machines                            13,800         2,886,788
Lexmark International Group, Cl. A                         28,650 a       3,538,275
Lucent Technologies                                        96,900         5,826,113
Microsoft                                                 164,050 a      13,339,316
Oracle                                                    117,400 a       3,177,137
Sundstrand                                                  4,000           287,000
Tellabs                                                    20,100 a       2,202,206
Tyco International                                         31,550         2,563,438
USWeb                                                      46,250 a       1,037,734
                                                                         83,483,652
Consumer Cyclical-7.1%
Federal-Mogul                                              18,200           798,525
Federated Department Stores                                28,200 a       1,316,587
Ford Motor                                                 86,750         5,546,578
Fox Entertainment Group, Cl. A                             40,850         1,046,781
Gannett                                                    40,800         2,889,150
Gap                                                        52,850         3,517,828

------------------------------------------------------------------------------------------
Common Stocks (continued)                               Shares           Value ($)
------------------------------------------------------------------------------------------
Consumer Cyclical (continued)
General Motors                                            24,850         2,210,097
Infinity Broadcasting, Cl. A                              79,350         2,197,003
K mart                                                    61,150 a         909,606
Mattel                                                    51,150         1,323,506
NIKE, Cl. B                                               21,700         1,349,469
Safeway                                                   58,700 a       3,166,131
Staples                                                   47,250 a       1,417,500
TJX Cos.                                                 101,250         3,372,891
Time Warner                                               24,000         1,680,000
Tommy Hilfiger                                            18,400 a       1,285,700
Tribune                                                   11,700           976,219
Wal-Mart Stores                                          186,100         8,560,600
                                                                        43,564,171
Consumer Staples-4.2%
Anheuser-Busch Cos.                                       15,700         1,148,063
Coca-Cola                                                 37,200         2,529,600
Eastman Kodak                                             31,900         2,380,537
IBP                                                       34,500           698,625
Kimberly-Clark                                            62,500         3,832,031
Philip Morris Cos.                                        79,950         2,803,247
Procter & Gamble                                          57,350         5,380,147
Ralston-Purina Group                                      63,900         1,948,950
Sara Lee                                                  85,750         1,907,938
Unilever, N.V. (New York Shares)                          45,750         2,970,891
                                                                        25,600,029
Energy-3.4%
Chevron                                                   17,150         1,710,712
Coastal                                                   50,650         1,937,363
Diamond Offshore Drilling                                 22,700           750,519
El Paso Energy                                            32,100         1,179,675
Exxon                                                    100,950         8,385,159
Royal Dutch Petroleum (New York Shares)                   61,200         3,591,675
Sunoco                                                    31,750         1,135,063
Transocean Offshore                                       35,350         1,049,453
UtiliCorp United                                          38,300           935,956
                                                                        20,675,575



                                                                     The Fund 7

------------------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares        Value ($)
------------------------------------------------------------------------------------------
Health Care-5.9%
Abbott Laboratories                                        127,850        6,192,734
Amgen                                                       74,650 a      4,586,309
Biomet                                                      32,800        1,344,800
Bristol-Myers Squibb                                        85,850        5,456,841
Immunex                                                     15,700 a      1,499,350
Johnson & Johnson                                           64,150        6,254,625
Lilly (Eli)                                                 21,900        1,612,388
Schering-Plough                                             99,450        4,804,678
Warner-Lambert                                              36,650        2,489,909
Wellpoint Health Networks                                   21,650 a      1,520,913
                                                                         35,762,547
Interest Sensitive-8.9%
Allstate                                                    90,200        3,281,025
Ambac Financial Group                                       20,100        1,213,537
American Express                                            10,500        1,372,219
Bank One                                                    60,300        3,557,700
BankAmerica                                                 41,650        2,998,800
BankBoston                                                  23,400        1,146,600
Chase Manhattan                                             77,250        6,392,437
Citigroup                                                   77,200        5,809,300
Comerica                                                    38,900        2,530,931
Edwards (A.G.)                                              19,250          673,750
Federal National Mortgage Association                       51,700        3,667,469
Fleet Financial Group                                       72,450        3,119,878
Golden West Financial                                       12,600        1,261,575
Jefferson-Pilot                                             15,350        1,034,206
MBNA                                                        45,800        1,290,988
MGIC Investment                                             21,050        1,022,241
Merrill Lynch                                               24,700        2,073,256
Morgan Stanley Dean Witter & Co.                            29,850        2,960,747
SLM Holding                                                 58,150        2,482,278
SunTrust Banks                                              29,650        2,119,975
Transamerica                                                12,600          897,750
UnionBanCal                                                 23,200          791,700
XL Capital, Cl. A                                           37,650        2,284,884
                                                                         53,983,246

8

------------------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares        Value ($)
------------------------------------------------------------------------------------------
Mining & Metals-.5%
Alcoa                                                      32,700        2,035,575
USX-U.S. Steel Group                                       26,350          797,088
                                                                         2,832,663
Transportation-.5%
Burlington Northern Santa Fe                               34,500        1,263,562
Delta Air Lines                                            24,000        1,522,500
                                                                         2,786,062
Utilities-5.2%
AT&T                                                       32,850        1,658,925
AirTouch Communications                                    49,950 a      4,664,081
Ameren                                                     30,250        1,170,297
Ameritech                                                 103,750        7,100,391
BellSouth                                                 110,350        4,938,162
Consolidated Edison                                        37,150        1,688,003
FPL Group                                                  41,450        2,336,744
MCI WorldCom                                               90,150 a      7,409,203
Pinnacle West Capital                                      20,400          791,775
                                                                        31,757,581
Total Common Stocks
   (cost $254,727,862)                                                 309,748,535
------------------------------------------------------------------------------------------
                                                           Principal
Bonds and Notes-44.7%                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------
Finance-7.5%
ABN Amro Bank, N.V., Sub. Notes,
   7.55%, 6/28/2006                                           700,000        740,120
American Express Credit Account Master Trust,
   Asset Backed Ctfs., Ser. 1997-1, Cl. A,
   6.40%, 4/15/2005                                         2,500,000      2,553,212
Associates, N.A., Sr. Notes,
   6.25%, 11/1/2008                                         2,000,000      1,984,460
Atlantic Richfield, Notes,
   5.55%, 4/15/2003                                         5,000,000      4,972,055
Bank One, Sub. Notes,
   6%, 2/17/2009                                            2,000,000      1,937,218
BankAmerica, Sr. Notes,
   5.875%, 2/15/2009                                        3,000,000      2,886,906

                                                                     The Fund 9

-----------------------------------------------------------------------------------------
                                                     Principal
Bonds and Notes (continued)                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------
Finance (continued)
Chase Credit Card Master Trust,
   Asset Backed Ctfs., Ser. 1998-3, Cl. A,
   6%, 8/15/2005                                     5,000,000                   5,042,500
Citibank Credit Card Master Trust,
   Asset Backed Ctfs., Ser. 1998-1, Cl. A,
   5.75%, 1/15/2003                                  4,500,000                   4,477,747
Citigroup, Sr. Notes,
   6.60%, 8/1/2000                                   2,000,000                   2,023,910
General Motors Acceptance, Notes,
   6.625%, 10/1/2002                                 2,000,000                   2,042,500
Household Finance:
   Notes,
     6.75%, 6/1/2000                                 2,000,000                   2,027,394
   Sr. Unsub.,
     5.875%, 2/1/2009                                2,000,000                   1,907,100
International Lease Finance, Notes,
   5.625%, 5/1/2002                                  5,000,000                   4,997,400
Merrill Lynch, Notes,
   6%, 2/17/2009                                     2,000,000                   1,930,008
Republic New York, Deb.,
   9.75%, 12/1/2000                                  1,000,000                   1,060,640
US Bank, Notes,
   5.70%, 12/15/2008                                 3,000,000                   2,857,848
Wells Fargo, Sr. Notes,
   6.75%, 10/1/2006                                  2,200,000                   2,282,485
                                                                                45,723,503
Industrial-4.2%
Aesop Funding, Asset Backed Ctfs.,
   Ser. 1997-1A, Cl. A2,
   6.40%, 10/20/2003 b                               2,000,000                   2,025,090
BP Amoco, Notes,
   6.25%, 10/15/2004                                 1,500,000                   1,531,896
CVS, Notes,
   5.50%, 2/15/2004 b                                5,000,000                   4,916,460
Conoco, Sr. Notes,
   5.90%, 4/15/2004                                  5,000,000                   4,973,290
duPont (E.I.) de Nemours & Co., Notes,
   6.50%, 9/1/2002                                   3,000,000                   3,080,532
Monsanto, Notes,
   5.375%, 12/1/2001 b                               2,900,000                   2,873,590
Nordstrom, Sr. Notes,
   5.625%, 1/15/2009                                 3,500,000                   3,328,189

10

-----------------------------------------------------------------------------------------
                                                     Principal
Bonds and Notes (continued)                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------
Industrial (continued)
Norfolk Southern, Notes,
   6.70%, 5/1/2000                                   2,000,000                   2,020,840
Procter & Gamble, Deb.,
   8%, 11/15/2003                                    1,000,000                   1,088,912
                                                                                25,838,799
Utilities-2.0%
AT&T, Notes,
   5.625%, 3/15/2004                                 4,000,000                   3,966,496
MCI WorldCom, Sr. Notes,
   6.40%, 8/15/2005                                  1,250,000                   1,257,017
National Rural Utilities, Notes,
   5.50%, 1/15/2005                                  3,000,000                   2,934,027
PECO Energy Transition Trust,
   Asset Backed Ctfs., Ser. 1999-A, Cl. A2,
   5.63%, 3/1/2005                                   4,000,000                   3,980,680
                                                                                12,138,220
U.S. Government & Agencies-31.0%
Federal Home Loan Bank, Bonds:
   5.50%,  7/14/2000                                 4,100,000                   4,113,735
   4.875%, 1/26/2001                                 4,100,000                   4,073,186
   5.625%, 3/19/2001                                 4,250,000                   4,272,567
   5.61%,  6/22/2001                                 7,700,000                   7,739,231
   5.125%, 2/26/2002                                 4,400,000                   4,365,020
   5.125%, 9/15/2003                                 2,100,000                   2,061,675
Federal Home Loan Mortgage Corp., Notes,
   5.75%,  3/15/2009                                 3,400,000                   3,361,954
Federal National Mortgage Association:
   Medium-Term Notes:
     5.10%, 9/25/2000                                5,000,000                   4,993,050
     6.64%,  7/2/2007                                2,000,000                   2,089,910
   Notes:
     5.25%, 1/15/2003                                3,000,000                   2,972,067
     5.75%, 6/15/2005                                5,000,000                   5,023,215
     5.25%, 1/15/2009                                5,000,000                   4,769,150
U.S. Treasury Bonds:
   11.625%,  11/15/2002                                500,000                     600,840
   12.375%, 5/15/2004                                5,000,000                   6,529,250
U.S. Treasury Notes:
   5.125%,  8/31/2000                                4,170,000                   4,175,755
   6.25%,   8/31/2000                                5,710,000                   5,799,990
   6.125%,  9/30/2000                                5,200,000                   5,274,828
   5.75%,  10/31/2000                                4,550,000                   4,597,138
   5.625%, 11/30/2000                                3,200,000                   3,227,392

                                                                     The Fund 11

-----------------------------------------------------------------------------------------
                                                     Principal
Bonds and Notes (continued)                          Amount ($)           Value ($)
-----------------------------------------------------------------------------------------
U.S. Government & Agencies (continued)
U.S. Treasury Notes (continued):
   5.25%, 1/31/2001                                   5,200,000          5,215,860
   5.625%, 2/28/2001                                  3,000,000          3,028,440
   6.25%, 4/30/2001                                   3,000,000          3,065,670
   5.625%, 5/15/2001                                  5,000,000          5,050,900
   6.625%, 6/30/2001                                  4,000,000          4,122,080
   6.625%, 7/31/2001                                  5,000,000          5,159,350
   7.875%, 8/15/2001                                  5,000,000          5,294,250
   6.25%, 10/31/2001                                  3,900,000          4,001,829
   5.875%, 11/30/2001                                 5,300,000          5,393,916
   6.125%, 12/31/2001                                 3,000,000          3,072,330
   6.25%, 2/28/2002                                   5,000,000          5,139,850
   6.625%, 3/31/2002                                    300,000            311,634
   6.625%, 4/30/2002                                  2,750,000          2,858,817
   7.50%, 5/15/2002                                   2,300,000          2,447,269
   6.25%, 8/31/2002                                   1,500,000          1,545,090
   5.875%, 9/30/2002                                  4,500,000          4,587,885
   5.75%, 10/31/2002                                  4,400,000          4,470,708
   5.625%, 12/31/2002                                 3,000,000          3,038,760
   5.50%, 1/31/2003                                   2,200,000          2,218,282
   6.25%, 2/15/2003                                   5,200,000          5,379,556
   5.50%, 2/28/2003                                   4,000,000          4,033,920
   5.50%, 3/31/2003                                   3,000,000          3,026,040
   5.75%, 8/15/2003                                   2,000,000          2,037,760
   5.875%, 2/15/2004                                  2,200,000          2,257,332
   7.25%, 8/15/2004                                     500,000            544,390
   7.875%, 11/15/2004                                 1,000,000          1,121,050
   7.50%, 2/15/2005                                   2,600,000          2,876,120
   5.625%, 2/15/2006                                  4,000,000          4,052,440
   6.875%, 5/15/2006                                  2,750,000          2,983,008
   7%, 7/15/2006                                      1,500,000          1,639,590
   6.25%, 2/15/2007                                   5,000,000          5,260,250
   5.50%, 2/15/2008                                   2,500,000          2,517,075
   4.75%, 11/15/2008                                  1,000,000            955,620
                                                                       188,747,024
Total Bonds and Notes
   (cost $273,428,332)                                                 272,447,546

12

-----------------------------------------------------------------------------------------
                                                     Principal
Short-Term Investments-7.0%                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------

Repurchase Agreement-6.6%
   Goldman Sachs & Co., Tri-Party Repurchase
   Agreement, 4.89% dated 4/30/1999, due
   5/3/1999 in the amount of $40,129,346
   (fully collateralized by $41,602,000
   U.S. Treasury Bonds, 5.50%, 8/15/2028,
   value $40,915,945)                                40,113,000                40,113,000

U.S. Treasury Bills-.4%
   4.30%, 6/24/1999 c
                                                      2,600,000                 2,582,879
Total Short-Term Investments
   (cost $42,696,862)                                                          42,695,879
-------------------------------------------------------------------------------------------

Total Investments (cost $570,853,056)                    102.6%               624,891,960

Liabilities, Less Cash and Receivables                    (2.6%)              (15,837,871)

Net Assets                                               100.0%               609,054,089
-------------------------------------------------------------------------------------------
a    Non-income producing.
b    Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30,
     1999, these securities amounted to $9,815,140 or approximately 1.6% of net assets.
c    Held by the custodian in a segregated account as collateral for open financial futures positions.
See notes to financial statements.

                                                                  The Fund 13

STATEMENT OF FINANCIAL FUTURES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------
                                                                            Unrealized
                                           Market Value                   Appreciation/
                                             Covered by                  (Depreciation)
                              Contracts    Contracts ($)     Expiration   at 4/30/99 ($)
------------------------------------------------------------------------------------------
Financial Futures Purchased:
5 Year U.S. Treasury Notes          582      64,683,844        June '99         (147,844)
Financial Futures Sold:
Standard & Poor's 500               182     (60,810,750)       June '99        1,012,950
                                                                                 865,106

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------
                                                                 Cost                    Value
--------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities-See Statement of
  Investments-Note 1(c)                                   570,853,056                 624,891,960
Cash                                                                                    4,350,757
Receivable for investment securities sold                                              38,929,448
Dividends and interest receivable                                                       3,804,617
Receivable for shares of Capital Stock subscribed                                       2,908,079
Receivable for futures variation margin-Note 1(d)                                         164,644
                                                                                      675,049,505
--------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                             522,830
Due to Distributor                                                                        136,101
Payable for shares of Capital Stock redeemed                                           60,352,085
Payable for investment securities purchased                                             4,984,400
                                                                                       65,995,416
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                        609,054,089
--------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                       532,895,325
Accumulated undistributed investment income-net                                         2,525,754
Accumulated net realized gain (loss) on investments                                    18,729,000
Accumulated net unrealized appreciation (depreciation)
 on investments
  (including $865,106 net unrealized appreciation on
 financial futures)-Note 3                                                              54,904,010
--------------------------------------------------------------------------------------------------
Net Assets ($)                                                                         609,054,089

---------------------------------------------------------------------------------------
Net Asset Value Per Share
                                    Class A        Class B       Class C        Class R
---------------------------------------------------------------------------------------
Net Assets ($)                   78,550,416    132,300,909    31,283,445    366,919,319
Shares Outstanding                5,053,670      8,539,866     2,012,623     23,599,952
---------------------------------------------------------------------------------------
Net Asset Value Per Share ($)         15.54          15.49         15.54          15.55

See notes to financial statements.

                                                                    The Fund 15

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------------------
Income:
Interest                                                                          6,322,943
Cash dividends (net of $3,669 foreign taxes withheld at source)                   1,140,701
Total Income                                                                      7,463,644
Expenses:
Management fee-Note 2(a)                                                          2,182,475
Distribution and service fees-Note 2(b)                                             608,079
Loan commitment fees-Note 4                                                             703
Total Expenses                                                                    2,791,257
Investment Income-Net                                                             4,672,387
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments-Note 3:
Net realized gain (loss) on investments                                          12,169,831
Net realized gain (loss) on financial futures                                    10,376,745
Net Realized Gain (Loss)                                                         22,546,576
Net unrealized appreciation (depreciation) on investments
  [including ($2,764,448) net unrealized (depreciation) on financial futures]    19,074,945
Net Realized and Unrealized Gain (Loss) on Investments                           41,621,521
Net Increase in Net Assets Resulting from Operations                             46,293,908


See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999            Year Ended
                                                 (Unaudited)      October 31, 1998
-----------------------------------------------------------------------------------
Operations ($):
Investment income-net                              4,672,387             6,199,838
Net realized gain (loss) on investments           22,546,576            18,170,821
Net unrealized appreciation (depreciation)
  on investments                                  19,074,945            12,885,989
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       46,293,908            37,256,648
-----------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income-net:
Class A shares                                      (516,311)             (533,044)
Class B shares                                      (534,042)             (701,190)
Class C shares                                       (73,344)              (70,788)
Class R shares                                    (2,780,303)           (4,618,084)
Net realized gain on investments:
Class A shares                                    (2,889,067)           (2,098,834)
Class B shares                                    (4,479,684)           (4,236,067)
Class C shares                                      (646,144)             (300,306)
Class R shares                                   (13,660,063)          (20,836,393)
Total Dividends                                  (25,578,958)          (33,394,706)
-----------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                    37,593,151            26,608,304
Class B shares                                    67,841,102            32,650,743
Class C shares                                    23,412,681             5,817,624
Class R shares                                   238,519,309           104,742,971
Dividends reinvested:
Class A shares                                     3,203,163             2,423,236
Class B shares                                     4,055,318             4,051,465
Class C shares                                       542,264               282,986
Class R shares                                    16,417,613            25,416,979
Cost of shares redeemed:
Class A shares                                    (5,456,181)           (3,869,815)
Class B shares                                    (5,961,987)           (4,536,684)
Class C shares                                    (1,404,053)             (415,387)
Class R shares                                  (108,662,967)          (73,043,662)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                     270,099,413           120,128,760
Total Increase (Decrease) in Net Assets          290,814,363           123,990,702
------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              318,239,726           194,249,024
End of Period                                    609,054,089           318,239,726
Undistributed investment income-net                2,525,754             1,757,367

See notes to financial statements.

                                                                  The Fund  17

------------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999            Year Ended
                                                 (Unaudited)      October 31, 1998
------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                        2,451,874             1,865,888
Shares issued for dividends reinvested               216,913               179,977
Shares redeemed                                     (356,355)             (272,801)
Net Increase (Decrease) in Shares Outstanding      2,312,432             1,773,064
------------------------------------------------------------------------------------
Class B
Shares sold                                        4,451,156             2,307,420
Shares issued for dividends reinvested               274,896               302,337
Shares redeemed                                     (390,124)             (319,296)
Net Increase (Decrease) in Shares Outstanding      4,335,928             2,290,461
------------------------------------------------------------------------------------
Class C
Shares sold                                        1,529,524               413,223
Shares issued for dividends reinvested                36,637                20,986
Shares redeemed                                      (91,722)              (29,104)
Net Increase (Decrease) in Shares Outstanding      1,474,439               405,105
------------------------------------------------------------------------------------
Class R
Shares sold                                       15,636,976             7,480,245
Shares issued for dividends reinvested             1,112,164             1,891,491
Shares redeemed                                   (7,068,765)           (5,243,539)
Net Increase (Decrease) in Shares Outstanding      9,680,375             4,128,197

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------
                        Six Months Ended
                          April 30, 1999                  Year Ended October 31,
                                           ------------------------------------------------
Class A Shares                (Unaudited)    1998       1997    1996     1995       1994 a
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             14.88     15.17      13.71     11.91    10.08      9.73
Investment Operations:
Investment income-net               .17       .33        .34       .31      .28       .11
Net realized and unrealized gain
  (loss) on investments            1.60      1.81       2.77      1.88     1.82       .34
Total from Investment Operations   1.77      2.14       3.11      2.19     2.10       .45
Distributions:
Dividends from investment
  income-net                       (.18)     (.37)      (.28)     (.31)    (.27)     (.10)
Dividends from net realized
  gain on investments              (.93)    (2.06)     (1.37)     (.08)      --        --
Total Distributions               (1.11)    (2.43)     (1.65)     (.39)    (.27)     (.10)
Net asset value, end of period    15.54     14.88      15.17     13.71    11.91     10.08
------------------------------------------------------------------------------------------
Total Return (%) b                12.38 c   16.06      25.24     18.71    21.17      4.68 c
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                .62 c    1.25       1.25      1.25     1.25       .71 c
Ratio of net investment income
  to average net assets            1.07 c    2.44       2.21      2.39     2.65      1.09 c
Portfolio Turnover Rate           60.33 c   69.71      98.88     85.21    53.20     83.00
--------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    78,550    40,780     14,687     6,275    1,650     1,798


a The Fund commenced selling Class A shares on April 14, 1994.
b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                     The Fund 19

------------------------------------------------------------------------------------------
                                     Six Months Ended
                                       April 30, 1999      Year Ended October 31,
                                                         ---------------------------------
Class B Shares                             (Unaudited)    1998     1997     1996    1995 a
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period            14.83     15.12    13.68    11.89    9.76
Investment Operations:
Investment income-net                             .11       .24      .23      .21     .14
Net realized and unrealized gain (loss)
  on investments                                 1.60      1.79     2.77     1.87    2.11
Total from Investment Operations                 1.71      2.03     3.00     2.08    2.25
Distributions:
Dividends from investment income-net             (.12)     (.26)    (.19)    (.21)   (.12)
Dividends from net realized gain on investments  (.93)    (2.06)   (1.37)    (.08)     --
Total Distributions                             (1.05)    (2.32)   (1.56)    (.29)   (.12)
Net asset value, end of period                  15.49     14.83    15.12    13.68   11.89
------------------------------------------------------------------------------------------
Total Return (%) b                               11.98 c  15.20    24.27    17.76   23.19 c
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets            .99 c   2.00     2.00     2.00    1.73 c
Ratio of net investment income
  to average net assets                            .70 c   1.70     1.47     1.65    2.16 c
Portfolio Turnover Rate                          60.33 c  69.71    98.88    85.21   53.20
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                                  132,301   62,324   28,940    9,141   3,118


a The Fund commenced selling Class B shares on December 19, 1994.
b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

----------------------------------------------------------------------------------------
                                   Six Months Ended
                                     April 30, 1999      Year Ended October 31,
                                                      ----------------------------------
Class C Shares                          (Unaudited)    1998    1997    1996     1995 a
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          14.87    15.16   13.70    11.90    9.76
Investment Operations:
Investment income-net                           .11      .22     .24      .25     .11
Net realized and unrealized gain (loss)
  on investments                               1.61     1.81    2.78     1.84    2.15
Total from Investment Operations               1.72     2.03    3.02     2.09    2.26
Distributions:
Dividends from investment income-net           (.12)    (.26)   (.19)    (.21)   (.12)
Dividends from net realized gain
  on investments                               (.93)   (2.06)  (1.37)    (.08)     --
Total Distributions                           (1.05)   (2.32)  (1.56)    (.29)   (.12)
Net asset value, end of period                15.54    14.87   15.16    13.70   11.90
---------------------------------------------------------------------------------------
Total Return (%)b                             11.94 c  15.24   24.41    17.83   23.29 c
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets         .99 c   2.00    2.00     2.00    1.73 c
Ratio of net investment income
  to average net assets                         .71 c   1.69    1.47     1.62    2.16 c
Portfolio Turnover Rate                       60.33 c  69.71   98.88    85.21   53.20
---------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                                31,283    8,004   2,017      237       6


a The Fund commenced selling Class C shares on December 19, 1994.
b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

                                                                    The Fund 21

-----------------------------------------------------------------------------------------
                       Six Months Ended
                         April 30, 1999                  Year Ended October 31,
                                           ----------------------------------------------
Class R Shares               (Unaudited)       1998     1997      1996     1995     1994
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             14.88       15.18    13.72     11.92    10.09    10.18
Investment Operations:
Investment income-net               .17         .38      .36       .34      .31      .20
Net realized and unrealized gain
  (loss) on investments            1.62        1.79     2.79      1.88     1.81     (.13)
Total from Investment Operations   1.79        2.17     3.15      2.22     2.12      .07
Distributions:
Dividends from investment
  income-net                       (.19)       (.41)    (.32)     (.34)    (.29)    (.16)
Dividends from net realized
  gain on investments              (.93)      (2.06)   (1.37)     (.08)      --       --
Total Distributions               (1.12)      (2.47)   (1.69)     (.42)    (.29)    (.16)
Net asset value, end of period    15.55       14.88    15.18     13.72    11.92    10.09
------------------------------------------------------------------------------------------
Total Return (%)                  12.53 a     16.37    25.56     18.99    21.46      .68
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                .50 a      1.00     1.00      1.00     1.00     1.04 b
Ratio of net investment income
  to average net assets            1.20 a      2.71     2.44      2.68     2.89     2.23
Portfolio Turnover Rate           60.33 a     69.71    98.88     85.21    53.20    83.00
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                   366,919     207,132  148,605   129,744   97,881   75,720

a Not annualized.
b Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


                                                                  The Fund  23

Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999 are set forth in the Statement of Financial Futures.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

                                                                     The Fund 25

On May 4, 1999, the Board of Directors declared dividends from net investment income for Class A, Class B, Class C and Class R shares in the amounts of $.0580, $.0290, $.0290 and $.0680 per share, respectively, payable on May 5, 1999 to shareholders of record on May 4, 1999.

(f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commit ment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $69,587, $342,164 and $61,705, respectively, pursuant to the Plan. During the period ended April 30, 1999, Class B and Class C shares were charged $114,055 and $20,568, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote

                                                                     The Fund 27
of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3-Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1999 amounted to $486,230,554 and $229,036,428, respectively.

At April 30, 1999, accumulated net unrealized appreciation on in vestments and financial futures was $54,904,010, consisting of $59,716,936 gross unrealized appreciation and $4,812,926 gross un realized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4-Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

For More Information

Dreyfus Premier
Balanced Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation  342/642SA994

Dreyfus Institutional
Prime Money Market
Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000- related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

       Contents
       THE FUND
---------------
    2  Letter from the President
    3  Discussion of Fund Performance
    6  Statement of Investments
    9  Statement of Assets and Liabilities
   10  Statement of Operations
   11  Statement of Changes in Net Assets
   12  Financial Highlights
   13  Notes to Financial Statements
   FOR MORE INFORMATION
-----------------------
       Back Cover

                   Dreyfus Institutional Prime   The Fund
                             Money Market Fund



LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Prime Money Market Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Laurie Carroll.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for most money market funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Prime Money Market Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the six-month period ended April 30, 1999, Dreyfus Institutional Prime Money Market Fund produced an annualized yield of 4.76%, and after taking into account the effect of compounding, the annualized effective yield was 4.86%.1 The Fund provided a total return of 2.38%,2 compared to the Lipper Institutional Money Market Funds category average of 2.38% for the same period.3 We attribute the Fund's competitive returns to the fact that the Fund owned longer-term securities, which enabled it to lock in higher returns in an environment characterized by declining interest rates.

What is the Fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high-quality income-producing securities that are also very liquid in nature; that is, that they can be converted to cash quickly. To meet that goal, we invest in a diversified portfolio of high-quality, short-term debt securities, such as those issued by the United States government or its agencies or instrumentalities, including certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

During the past six months, the returns offered by money market securities, such as those held in this Fund, have declined. That's because interest rates, which generally determine the returns for these types of investments, also declined during the period. For example, last November, the Federal Reserve Board lowered short-term interest rates to 4.75%, a move that came on the heels of two other back-to-back cuts. The Fed trimmed rates primarily in response to the global financial crisis that took place in September and October and in an attempt to stimulate what it believed was going to be slower domestic economic growth. However, to the surprise of many industry analysts, the U.S. economy exhibited strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

                                                                The Fund     3

With short-term interest rates trending downward during the period, it gave even greater importance to a key aspect of our investment strategy: managing the portfolio's average maturity. By actively managing maturity, we attempt to increase income and preserve or enhance total return.

We consistently tried to keep our average maturity longer, rather than shorter, versus the benchmark's average maturity. The Fund can invest in securities with a remaining maturity of up to 13 months. We kept our average maturity long during the period in anticipation of what we thought would be a declining interest rate environment. As it turns out, that decision proved beneficial and as interest rates moved lower, we were able to lock in higher yields by owning longer-term securities. As of the end of the reporting period, the Fund's average maturity was 52 days.

What other factors influenced the Fund's performance?

We maintained a well-diversified portfolio, which helped reduce the risks associated with declines in any particular area or security. As of April 30, the largest portion of the Fund's assets were invested in repurchase agreements, followed by asset-backed commercial paper. Repurchase agreements, commonly referred to as repos, are overnight loans to government dealers that are collateralized with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the Fund. However, because their rates were higher than comparable maturity T-bills during the period, they generated a higher return. Accordingly, we allocated approximately 20% of the Fund's assets to repos, a move that served to boost overall returns.

What is the Fund's current strategy?

We feel confident that our strategy of managing maturity as a way to attempt to add incremental yield to the portfolio is a prudent one. To that end, we currently plan to remain invested in securities that have longer maturity dates. We also intend to continue to take advantage of the higher yields associated with repurchase agreements, wherever possible.

We believe we've created a portfolio that is conservative in nature and can provide investors with a competitive level of income, liquidity and preservation of capital.

May 13, 1999

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, but also has the potential to make money.
2  Total return includes reinvestment of dividends.
3  Source: Lipper Analytical Services, Inc.

                                                               The Fund    5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                       Principal
Commercial Paper--54.6%                                Amount ($)      Value ($)
-------------------------------------------------------------------------------
Amsterdam Funding Corp.
   4.89%-4.94%, 7/7/99-7/14/99                        11,934,000     11,819,932
Asset Portfolio Funding Corp.
   4.91%, 7/8/99                                       8,206,000      8,130,824
British Columbia, (Province of)
   4.95%, 5/7/99                                      10,000,000      9,991,917
BTR Dunlop Finance Inc.
   4.84%, 7/28/99                                      5,000,000      4,942,189
Canadian Wheat Board
   4.78%, 7/19/99                                     10,000,000      9,897,519
Centric Capital Corp.
   4.93%, 7/9/99                                      10,000,000      9,907,042
Coca-Cola Enterprises Inc
   4.97%, 10/20/99                                    10,000,000      9,768,756
DaimlerChrysler North America Holding Corp.
   4.85%, 6/21/99                                      5,000,000      4,966,354
DuPont (E.I.) De Nemours & Co.
   4.90%, 6/8/99                                      10,000,000      9,949,544
Eaton Corp.
   4.87%-4.98%, 9/14/99-10/8/99                       10,720,000     10,508,527
Edison Asset Secruitization LLC.
   4.92%-4.96%, 7/30/99-8/20/99                       15,000,000     14,790,025
Enterprise Funding Corp.
   4.92%, 5/28/99                                      5,000,000      4,981,738
Ford Motor Credit Co. of Puerto Rico Inc.
   4.88%-4.93%, 5/27/99-9/3/99                        15,000,000     14,883,071
General Electric Capital Corp.
   4.87%, 10/5/99                                     10,000,000      9,795,028
Golden Peanut Co.
   4.82%, 5/14/99                                      5,000,000      4,991,424
Monsanto Co.
   4.91%-4.94%, 7/1/99-10/19/99                       16,000,000     15,746,147
New York Life Capital Corp.
   4.87%, 9/24/99                                     10,000,000      9,809,389
Northern Rock PLC
   4.89%, 6/16/99                                      5,000,000      4,969,269
Penney (J.C.) Funding Corp.
   4.95%, 6/11/99                                     12,200,000     12,132,612
Repsol International  Finance B.V.
   4.85%-4.93%, 5/20/99-6/14/99                       15,000,000     14,928,624
SAFECO Credit Co. Inc.
   4.95%, 6/9/99                                       5,000,000      4,973,458

-------------------------------------------------------------------------------
                                                       Principal
Commercial Paper (continued)                           Amount ($)      Value ($)
-------------------------------------------------------------------------------
Siebe PLC
   4.89%-4.92%, 5/13/99-8/9/99                        15,000,000     14,857,506
SunTrust Banks Inc.
   4.86%, 5/5/99                                       5,000,000      4,997,333
Transamerica Financial Corp.
   4.85%, 5/24/99                                      5,000,000      4,984,762
UBS Finance Delaware LLC
   4.90%, 7/12/99                                     10,000,000      9,904,400
Windmill Funding Corp.
   4.91%-4.92%, 5/14/99-6/4/99                        10,000,000      9,968,256
Xerox Capital (Europe) PLC
   4.91%, 5/3/99                                      10,000,000      9,997,316
TOTAL COMMERCIAL PAPER
   (cost $256,592,962)                                              256,592,962

                                                       Principal
Corporate Notes--27.5%                                 Amount ($)      Value ($)
-------------------------------------------------------------------------------
Abbey National PLC
  5.01%, 7/15/99a                                     15,000,000     14,998,065
Associates Corp. of Notth America
   4.88%, 3/20/00a                                    10,000,000      9,993,870
Banc One Corp.
   4.90%, 10/1/99a                                    15,000,000     14,998,764
Bear Stearns Companies Inc.
   4.94%, 8/24/99a                                    15,000,000     15,000,000
Branch Banking & Trust Co.
   5.11%, 2/22/00a                                    10,000,000      9,998,409
Comerica Bank
   4.91%, 2/2/00a                                     10,000,000      9,997,766
Deer (John) Capital Corp.
   4.94%, 12/8/99a                                     9,000,000      9,002,811
General Motors Acceptance Corp.
   4.88%, 2/25/00a                                    10,000,000     10,001,658
Household Finance Corp.
   4.88%, 10/14/99a                                   10,000,000     10,006,311
Morgan Guaranty Trust Co.
   4.85%, 11/29/99a                                   10,000,000     10,005,478
National Rural Utilities Cooperative Finance Corp.
   4.92%, 9/21/99a                                    15,000,000     15,000,000
TOTAL CORPORATE NOTES
   (cost $129,003,132)                                              129,003,132

                                                                The Fund     7

-------------------------------------------------------------------------------
                                                       Principal
Repurchase Agreements--18.1%                           Amount ($)      Value ($)
-------------------------------------------------------------------------------
Barclays De Zoette Wedd, Tri Party Repurchase Agreement
   4.88% dated 4/30/99, due 5/3/99 in the
   amount of $25,010,167 (fully collateralized
   by $25,163,000 U.S.Treasury Notes 7.50%
   due 10/31/99 value $25,500,637)                    25,000,000     25,000,000
Donaldson, Lufkin & Jenrette Securities Inc.,
   Tri Party Repurchase Agreement
   4.88% dated 4/30/99, due 5/3/99 in the
   amount of $25,010,167 (fully collateralized
   by $19,643,000 U.S.Treasury Bonds
   5.6250%-11.875%
   due 10/31/99 to 11/15/2003
   value $25,500,334)                                 25,000,000     25,000,000
Goldman, Sachs & Co., Tri Party Repurchase Agreement
   4.89% dated 4/30/99, due 5/3/99 in the
   amount of $35,236,814 (fully collateralized
   by $23,114,000 U.S.Treasury Bonds 13875% due
   5/5/2011 value $35,927,655)                        35,222,461     35,222,461
TOTAL REPURCHASE AGREEMENTS
(cost $85,222,461)                                                   85,222,461
-------------------------------------------------------------------------------
Total Investments (cost $470,818,555)                     100.2%    470,818,555
Liabilities, Less Cash and Receivables                      (.2%)      (779,970)
Net Assets                                                100.0%    470,038,585

a Variable interest rate-subject to periodic change.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------
                                                                     Cost         Value
---------------------------------------------------------------------------------------
   Cost  Value
Assets ($):
Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $85,222,461)--Note 1c  470,818,555  470,818,555
Interest receivable                                                            705,030
                                                                           471,523,585
---------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                   30,846
Due to Distributor                                                              62,433
Cash overdraft due to Custodian                                              1,391,721
                                                                             1,485,000
---------------------------------------------------------------------------------------
Net Assets ($)                                                             470,038,585
---------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                            470,048,897
Accumulated net realized gain (loss) on investments                            (10,312)
---------------------------------------------------------------------------------------
Net Assets ($)                                                             470,038,585
---------------------------------------------------------------------------------------
Shares Outstanding
(4 billion shares of $.001 par value Capital Stock authorized)             470,048,897
Net Asset Value, offering and redemption price per share ($)                      1.00

See notes to financial statements.

                                                                The Fund     9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income
Interest Income                                                      13,226,710
Expenses:
Management fee--Note 2(a)                                               392,322
Shareholder servicing costs--Note 2(b)                                  392,322
Total Expenses                                                          784,644
Investment Income--Net, representing net increase in net assets
   resulting from operations                                         12,442,066

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999         Year Ended
                                                  (Unaudited)  October 31, 1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                            12,442,066         31,980,219
Net realized gain (loss) from investments                 --               (773)
Net Increase (Decrease) in Net Assets
   Resulting from Operations                      12,442,066         31,979,446
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                           (12,442,066)       (31,980,219)
-------------------------------------------------------------------------------
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold                  1,705,658,030      3,359,541,323
Dividends reinvested                               4,627,246          8,987,063
Cost of shares redeemed                       (1,720,112,702)    (3,421,815,994)
Increase (Decrease) in Net Assets from
   Capital Stock Transactions                     (9,827,426)       (53,287,608)
Total Increase (Decrease) in Net Assets           (9,827,426)       (53,288,381)
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              479,866,011        533,154,392
End of Period                                    470,038,585        479,866,011

See notes to financial statements.

                                                                The Fund     11

FINANCIAL HIGHLIGHTS

   The following table describes the performance for each fiscal period indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                           Six Months Ended               Year Ended October 31,
                             April 30, 1999    ------------------------------------------
                                 (Unaudited)     1998     1997     1996     1995     1994
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
   beginning of period                 1.00      1.00     1.00     1.00     1.00     1.00
Investment Operations:
Total from Investment Operations       .024      .053     .053     .052     .056     .035
Distributions:
Dividends from investment
   income--net                        (.024)    (.053)   (.053)   (.052)   (.056)   (.035)
Net asset value, end of period         1.00      1.00     1.00     1.00     1.00     1.00
-----------------------------------------------------------------------------------------
Total Return (%)                       4.80      5.47     5.42     5.33     5.77     3.67
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
   average net assets                   .30*      .30      .30      .30      .30      .29
Ratio of net investment income
   to average net assets               4.76*     5.34     5.27     5.25     5.61     3.58
Net Assets, end of period
   ($ x 1,000)                      470,039   479,866  533,154  575,700  773,602  681,781

*  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund,

                                                                The Fund     13
through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred.
There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $10,313 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $167 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005, and $773 expires in fiscal 2006.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the

                                                                The Fund     15

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 1999, the Fund was charged $392,322 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

For More Information

Dreyfus Institutional
Prime Money Market Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  922SA994


Dreyfus Premier
Large Company
Stock Fund

SEMIANNUAL REPORT
April 30, 1999


(R) Dreyfus Logo

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
----------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             12     Statement of Assets and Liabilities

                             13     Statement of Operations

                             14     Statement of Changes in Net Assets

                             17     Financial Highlights

                             20     Notes to Financial Statements

                                    For More Information

---------------------------------------------------------

                                    Back Cover

                     Dreyfus Premier      The Fund
            Large Company Stock Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier
Large Company Stock Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Bert J. Mullins.

The past six months have been rewarding for many equity investors.
Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and midcap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Large Company Stock Fund.


Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
---------------------------------
Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

The Fund's total return for the six-month period ended April 30, 1999 was 20.09% for Class A shares; 19.65% for Class B shares; 19.71% for Class C shares; and 20.25% for Class R shares.1 Although the Fund produced a strong, positive total return, its performance fell short of the Standard & Poor's 500 Composite Stock Price Index's ("S&P 500 Index") total return of 22.31% for the same period.2

We attribute the Fund's performance to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, a recovery that was especially strong among a narrow group of very large growth stocks. Since the S&P 500 Index is heavily weighted toward just such companies, the Index rose more rapidly than many portfolios that did not include those specific stocks.

What is the Fund's investment approach?

The Fund invests primarily in a diversified portfolio of stocks of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytical process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market

                                                                  The Fund  3
by adjusting the percentage of a fund's assets that is invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks, some of which showed notable strength. The Fund benefited from its relatively large holdings of several of the best-performing companies in the S&P 500 Index, including America Online, MCI WorldCom, Cisco Systems and Wal-Mart Stores. In addition, the Fund's neutral weighting in Microsoft and General Electric enabled us to keep pace with the benchmark in those two stocks.

What other factors influenced the Fund's performance?

As we mentioned earlier, the strong rise of the benchmark was driven by the performance of an extremely narrow group of companies. During the first three months of 1999, only 18 stocks in the S&P 500 Index accounted for all of that Index's return. While the Fund benefited from owning several of these stocks, others failed to meet our investment criteria. Our performance, relative to our benchmark, suffered because we did not own these stocks.

Relative performance also suffered due to the high volatility of stock prices during the period. Sudden swings in investor sentiment caused stock prices to rise and fall sharply, often moving several percentage points up or down over the course of a few days, only to move just as sharply in the opposite direction the following week. Since our quantitative model depends on using data from one month to identify stocks that will outperform during the next month, a high level of market volatility from month to month reduces the effectiveness of our approach.

Over the last few weeks of April, however, market strength broadened considerably to include many stocks that had previously been left behind as investors turned away from "growth at any price" to favor more reasonably priced stocks.

What is the Fund's current investment strategy?

We continue to adhere to our disciplined investment strategy in seeking to outperform the S&P 500 Index while managing risk.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------

Common Stocks--99.3%                                        Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Basic Industries--3.7%
AlliedSignal                                                11,650                       684,437
Champion International                                       7,900                       432,031
duPont (E.I.) deNemours & Co.                               21,900                     1,546,688
Fort James                                                   8,000                       304,000
Louisiana Pacific                                           15,900                       330,919
Martin Marietta Materials                                    5,400                       333,787
PPG Industries                                               7,600                       493,525
Southdown                                                    8,800                       563,750
                                                                                       4,689,137

Capital Spending--21.0%

Applied Materials                                            7,800 a                     418,275
Boeing                                                      16,600                       674,375
Cisco Systems                                               22,750 a                   2,594,922
Dell Computer                                               34,100 a                   1,404,494

EMC                                                          7,000 a                     762,562
General Electric                                            37,150                     3,919,325
Gulfstream Aerospace                                         5,400 a                     263,250
Hewlett-Packard                                             15,000                     1,183,125
Ingersoll-Rand                                               8,350                       577,716
Intel                                                       45,700                     2,796,269
International Business Machines                             11,400                     2,384,738
Lexmark International Group, Cl. A                           4,900 a                     605,150
Linear Technology                                            5,300                       301,438
Lucent Technologies                                         38,500                     2,314,812
Maxim Integrated Products                                    6,100 a                     341,600
Nokia, A.D.S.                                                6,100                       452,544
Pitney Bowes                                                 6,000                       419,625
Qwest Communications                                         2,429 a                     207,528
Republic Services, Cl. A                                    22,200                       456,488
Sun Microsystems                                            12,400 a                     741,675
Tellabs                                                      6,800 a                     745,025
Tyco International                                          24,700                     2,006,875
United Technologies                                         4,400                        637,450
Waste Management                                            7,400                        418,100
                                                                                      26,627,361

-------------------------------------------------------------------------------------------------

Common Stocks (continued)                                   Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Consumer Cyclical--13.1%
Best Buy                                                     8,800 a                     420,200
CVS                                                         12,400                       590,550
Carnival                                                    12,000                       495,000
Clear Channel Communications                                 6,000 a                     417,000
Ford Motor                                                  15,400                       984,637
Fox Entertainment Group, Cl. A                              13,000                       333,125
Gap                                                          6,637                       441,775
General Motors                                              13,200                     1,173,975
Limited                                                     17,400                       761,250
Lowe's Cos.                                                  8,000                       422,000
McDonald's                                                  15,700                       665,288
MediaOne Group                                              11,700 a                     954,281
Meyer (Fred)                                                10,800 a                     584,550
Safeway                                                     16,000 a                     863,000
Staples                                                     19,700 a                     591,000
TJX Cos.                                                    24,200                       806,163
Time Warner                                                 21,900                     1,533,000
Tribune                                                      5,300                       442,219
Valassis Communications                                      4,000 a                     224,000
Viacom, Cl. B                                               20,100 a                     821,587
Wal-Mart Stores                                             66,500                     3,059,000
                                                                                      16,583,600
Consumer Staples--8.7%
Anheuser-Busch Cos.                                         12,800                       936,000
Clorox                                                       5,000                       576,875
Coca-Cola                                                    6,500                       442,000
ConAgra                                                     17,500                       435,312
Dial                                                        14,900                       506,600
Eastman Kodak                                                6,500                       485,063
Fortune Brands                                              11,700                       462,150
General Mills                                                6,500                       475,313
Nabisco Holdings, Cl. A                                     10,400                       393,250
PepsiCo                                                     29,400                     1,085,962
Philip Morris Cos.                                          28,550                     1,001,034
Procter & Gamble                                            19,700                     1,848,106

                                                                  The Fund  7

-------------------------------------------------------------------------------------------------

Common Stocks (continued)                                   Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Consumer Staples (continued)
Quaker Oats                                                  8,800                       568,150
Ralston-Purina Group                                        18,300                       558,150
Sara Lee                                                    22,100                       491,725
Unilever, N.V. (New York Shares)                            10,900                       707,819
                                                                                      10,973,509
Energy--6.6%
Atlantic Richfield                                          13,100                     1,099,581
Chevron                                                      6,800                       678,300
Coastal                                                     14,900                       569,925
Columbia Energy Group                                       10,100                       485,431
Diamond Offshore Drilling                                   22,200                       733,987
Enron                                                        6,000                       451,500
Mobil                                                       12,800                     1,340,800
Royal Dutch Petroleum (New York Shares)                     27,700                     1,625,644
Texaco                                                      17,700                     1,110,675
Tosco                                                        7,600                       203,300
                                                                                       8,299,143
Health Care--10.5%
Abbott Laboratories                                         24,600                     1,191,562
American Home Products                                      22,200                     1,354,200
Amgen                                                       11,000 a                     675,813
Becton, Dickinson & Co.                                     11,800                       438,812
Biogen                                                       3,400 a                     323,213
Bristol-Myers Squibb                                        31,000                     1,970,438
Centocor                                                     6,100 a                     270,687
Elan, A.D.S.                                                 9,600 a                     494,400
Lilly (Eli)                                                 19,850                     1,461,456
Medtronic                                                   11,300                       812,894
Merck & Co.                                                 13,900                       976,475
Mylan Laboratories                                           9,600                       217,800
Schering-Plough                                             24,300                     1,173,994
Warner-Lambert                                              22,750                     1,545,578
Wellpoint Health Networks                                    5,300 a                     372,325
                                                                                      13,279,647
Interest Sensitive--16.6%
ACE                                                         13,200                      399,300
Allstate                                                    21,802                      793,048

-------------------------------------------------------------------------------------------------

Common Stocks (continued)                                   Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Interest Sensitive (continued)
Ambac Financial Group                                        6,200                       374,325
American General                                             4,400                       325,600
American International Group                                 5,875                       689,945
Bank One                                                    37,833                     2,232,147
CIGNA                                                        5,850                       510,047
Chase Manhattan                                             18,980                     1,570,595
Citigroup                                                   24,500                     1,843,625
Countrywide Credit Industries                                6,700                       303,594
Edwards (A.G.)                                              13,600                       476,000
Federal National Mortgage Association                       17,500                     1,241,406
First Security                                               8,200                       155,800
Fleet Financial Group                                       31,200                     1,343,550
GreenPoint Financial                                         4,900                       171,500
Hartford Financial Services Group                           12,500                       736,719
Lehman Brothers Holdings                                     8,300                       461,169
MBNA                                                        23,900                       673,681
Merrill Lynch                                                8,600                       721,862
Morgan Stanley Dean Witter & Co.                            12,300                     1,220,006
Old Republic International                                   7,900                       154,544
PMI Group                                                    3,600                       200,925
PNC Bank                                                     9,450                       546,919
SLM Holding                                                 11,000                       469,563
SouthTrust                                                  17,050                       679,336
Summit Bancorp                                              10,350                       438,581
SunTrust Banks                                               6,900                       493,350
Torchmark                                                    7,400                       252,987
Washington Mutual                                            9,152                       376,376
Wells Fargo                                                 25,700                     1,109,919
                                                                                      20,966,419
Mining & Metals--.7%
Alcoa                                                       14,300                       890,175

Services--7.4%
America Online                                              13,400 a                   1,912,850
BMC Software                                                 6,300 a                     271,294
Ceridian                                                    15,100 a                     553,037
Compuware                                                   22,400 a                     546,000
Microsoft                                                   54,100 a                   4,399,006

                                                                  The Fund  9

-------------------------------------------------------------------------------------------------

Common Stocks (continued)                                   Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Services (continued)
Omnicom Group                                                7,800                       565,500
Oracle                                                      33,100 a                     895,769
Quintiles Transnational                                      6,700 a                     271,769
                                                                                       9,415,225
Transportation--1.1%
Burlington Northern Santa Fe                                12,000                       439,500
Canadian National Railway                                    4,200                       265,125
US Airways Group                                            11,700 a                     636,919
                                                                                       1,341,544

Utilities--9.9%
AirTouch Communications                                     10,500 a                     980,437
Ameritech                                                   16,600                     1,136,063
Bell Atlantic                                               25,678                     1,479,695
BellSouth                                                   24,600                     1,100,850
Energy East                                                 13,200                       348,975
Florida Progress                                             8,700                       334,950
GPU                                                         11,400                       434,625
GTE                                                         11,100                       743,006
MCI WorldCom                                                27,300 a                   2,243,719
PECO Energy                                                  9,200                       436,425
Pinnacle West Capital                                        5,600                       217,350
Public Service Enterprise Group                              6,000                       240,000
SBC Communications                                          27,000                     1,512,000
Telefonos de Mexico, Cl. L, A.D.S.                          10,600                       802,950
Texas Utilities                                             12,850                       510,787
                                                                                      12,521,832
-------------------------------------------------------------------------------------------------
Total Common Stocks
(cost $101,100,771)                                                                  125,587,592

-------------------------------------------------------------------------------------------------

Short-Term Investments--1.6%                                Shares                      Value ($)
-------------------------------------------------------------------------------------------------
Repurchase Agreement;

Goldman Sachs & Co., Tri-Party Repurchase
  Agreement,  4.89% dated 4/30/1999,
  due 5/3/1999 in the amount of
  $2,003,816 (fully collateralized
  by $ 1,945,000 U.S. Treasury Notes,
  5.625%, 5/15/2008, value $2,043,946)
  (cost $2,003,000)                                      2,003,000                     2,003,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (cost $103,103,771)                       100.9%                   127,590,592

Liabilities, Less Cash and Receivables                        (.9%)                   (1,134,302)

Net Assets                                                  100.0%                   126,456,290

a Non-income producing.
See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------

                                                                             Cost          Value
------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments               103,103,771    127,590,592
Cash                                                                                     484,558
Receivable for investment securities sold                                              6,112,953
Receivable for shares of Capital Stock subscribed                                        946,168
Dividends and interest receivable                                                         81,363
                                                                                     135,215,634
------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            110,844
Due to Distributor                                                                        26,943
Payable for investment securities purchased                                            8,359,863
Payable for shares of Capital Stock redeemed                                             261,694
                                                                                       8,759,344
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       126,456,290
------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      101,386,283
Accumulated investment (loss)                                                           (101,342)
Accumulated net realized gain (loss) on investments                                      684,528
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                              24,486,821
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       126,456,290
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                               Class A       Class B       Class C       Class R
------------------------------------------------------------------------------------------------
Net Assets ($)                              41,446,407    34,920,109    16,002,131    34,087,643
Shares Outstanding                           1,782,470     1,510,425       692,247     1,466,807
------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                    23.25         23.12         23.12         23.24

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $2,714 foreign taxes withheld at source)                       579,415
Interest                                                                               23,901
Total Income                                                                          603,316
Expenses:
Management fee--Note 2(a)                                                             438,625
Distribution and service fees--Note 2(b)                                              201,512
Interest expense--Note 4                                                                  523
Loan commitment fees--Note 4                                                              160
Total Expenses                                                                        640,820
Investment (Loss)                                                                     (37,504)
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                               779,770
Net unrealized appreciation (depreciation) on investments                          15,834,308
Net Realized and Unrealized Gain (Loss) on Investments                             16,614,078
Net Increase in Net Assets Resulting From Operations                               16,576,574

See notes to financial statements.

                                                                  The Fund  13

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1999          Year Ended
                                                                 (Unaudited)   October 31, 1998 a,b
---------------------------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                                       (37,504)            326,686
Net realized gain (loss) on investments                             779,770           4,316,638
Net unrealized appreciation (depreciation) on investments        15,834,308           2,622,112
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                      16,576,574           7,265,436
---------------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                      (32,979)            (82,865)
Class B shares                                                           --              (3,637)
Class C shares                                                           --                (746)
Class R shares                                                      (76,598)           (314,980)
Net realized gain on investments:
Class A shares                                                   (1,520,037)           (402,127)
Class B shares                                                     (912,663)                 --
Class C shares                                                     (291,767)                 --
Class R shares                                                   (1,678,760)         (1,808,389)
Total Dividends                                                  (4,512,804)         (2,612,744)
---------------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                                   17,630,910          24,218,455
Class B shares                                                   18,994,718          15,700,710
Class C shares                                                   12,637,784           3,224,367
Class R shares                                                      793,514           4,852,159

---------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1999          Year Ended
                                                                 (Unaudited)   October 31, 1998 a,b
---------------------------------------------------------------------------------------------------
Capital Stock Transactions (continued) ($):
Dividends reinvested:
Class A shares                                                    1,334,227             454,358
Class B shares                                                      795,119               2,913
Class C shares                                                      187,918                 346
Class R shares                                                    1,524,679           1,865,201
Cost of shares redeemed:
Class A shares                                                   (7,084,909)         (6,787,604)
Class B shares                                                   (1,962,193)         (1,148,312)
Class C shares                                                   (1,002,588)            (49,016)
Class R shares                                                   (2,374,486)         (8,747,836)
Increase (Decrease) in Net Assets from Capital Stock
  Transactions                                                   41,474,693          33,585,741
Total Increase (Decrease) in Net Assets                          53,538,463          38,238,433
---------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                              72,917,827          34,679,394
End of Period                                                   126,456,290          72,917,827
Undistributed investment income (Distributions in excess
of investment income)--net                                         (101,342)             45,739

a  Effective  January  16,  1998,  Investor  shares and  Restricted  shares were redesignated
   Class A shares and Class R shares, respectively.
b The Fund  commenced  selling Class B and Class C shares  January 16, 1998.
Seenotes to financial statements.

                                                                  The Fund  15

---------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1999          Year Ended
                                                                 (Unaudited)   October 31, 1998 a,b
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                         794,812           1,208,092
Shares issued for dividends reinvested                               63,654              24,814
Shares redeemed                                                    (319,350)           (343,737)
Net Increase (Decrease) in Shares Outstanding                       539,116             889,169
-----------------------------------------------------------------------------------------------
Class B
Shares sold                                                         854,426             764,145
Shares issued for dividends reinvested                               37,823                 142
Shares redeemed                                                     (88,740)            (57,371)
Net Increase (Decrease) in Shares Outstanding                       803,509             706,916
-----------------------------------------------------------------------------------------------
Class C
Shares sold                                                         574,254             157,154
Shares issued for dividends reinvested                                8,995                  16
Shares redeemed                                                     (45,722)             (2,451)
Net Increase (Decrease) in Shares Outstanding                       537,527             154,719
-----------------------------------------------------------------------------------------------
Class R
Shares sold                                                          36,167             251,556
Shares issued for dividends reinvested                               72,842             102,492
Shares redeemed                                                    (106,963)           (437,726)
Net Increase (Decrease) in Shares Outstanding                         2,046             (83,678)

a Effective January 16, 1998, Investor shares and Restricted shares were redesignated Class A shares and Class R shares, respectively.
b The Fund commenced selling Class B and Class C shares January 16, 1998. See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------------
                       Six Months Ended
                         April 30, 1999                  Year Ended October 31,
                                             ----------------------------------------------
Class A Shares               (Unaudited)       1998 a   1997      1996     1995      1994 b
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             20.45       18.23    14.49     12.00     9.95     10.00
Investment Operations:
Investment income--net              .01         .07      .20       .27      .22       .03
Net realized and unrealized gain
  (loss) on investments            3.97        3.39     4.26      2.54     2.05      (.08)
Total from Investment Operations   3.98        3.46     4.46      2.81     2.27      (.05)
Distributions:
Dividends from investment
  income--net                      (.03)       (.15)    (.20)     (.20)    (.22)       --
Dividends from net realized
  gain on investments             (1.15)      (1.09)    (.52)     (.12)      --        --
Total Distributions               (1.18)      (1.24)    (.72)     (.32)    (.22)       --
Net asset value, end of period    23.25       20.45    18.23     14.49    12.00      9.95
-------------------------------------------------------------------------------------------
Total Return (%)c                 20.09 d     19.85    32.01     23.87    23.20      (.50)d
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                .57 d      1.15     1.15      1.15     1.15       .19 d
Ratio of net investment income
  to average net assets             .04 d       .52     1.23      1.81     2.32       .44 d
Portfolio Turnover Rate           31.32 d     81.27    37.17     44.33    37.57      5.00 d
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    41,446      25,421    6,456     4,599    1,714         1

a Effective  January 16,  1998,  Investor  shares were  redesignated  as Class A shares.
b The Fund commenced operations on September 2, 1994.
c Exclusive of sales load.
d Not annualized.
See notes to financial statements.

                                                                  The Fund  17

---------------------------------------------------------------------------------------------------
                                           Class B Shares                     Class C Shares
---------------------------------------------------------------------------------------------------
                                   Six Months              Year       Six Months             Year
                                        Ended             Ended            Ended            Ended
                               April 30, 1999        October 31,  April 30, 1999        October 31,
                                   (Unaudited)             1998a      (Unaudited)            1998a
---------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                   20.38             17.93            20.38            17.93
Investment Operations:
Investment (loss)                        (.04)             (.02)            (.03)            (.02)
Net realized and unrealized gain
  (loss) on investments                  3.93              2.48             3.92             2.48
Total from Investment Operations         3.89              2.46             3.89             2.46
Distributions:
Dividends from investment
  income--net                              --              (.01)              --             (.01)
Dividends from net realized
  gain on investments                   (1.15)              .00            (1.15)              --
Total Distributions                     (1.15)             (.01)           (1.15)            (.01)
Net asset value, end of period          23.12             20.38            23.12            20.38
---------------------------------------------------------------------------------------------------
Total Return (%)b,c                     19.65             13.76            19.71            13.70
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assetsc                     .94              1.51              .94             1.51
Ratio of net investment income (loss)
  to average net assetsc                 (.34)             (.24)            (.35)            (.24)
Portfolio Turnover Rate                 31.32c            81.27            31.32c           81.27
Net Assets, end of period
  ($ x 1,000)                          34,920            14,410           16,002            3,154

a From January 16, 1998 (commencement of initial offering) to October 31, 1998. b Exclusive of sales load.
c Not annualized.
See notes to financial statements.

-------------------------------------------------------------------------------------------
                       Six Months Ended
                         April 30, 1999                  Year Ended October 31,
                                             ----------------------------------------------
Class R Shares               (Unaudited)       1998 a   1997      1996     1995      1994 b
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period             20.44       18.23    14.49     12.00    9.95     10.00
Investment Operations:
Investment income--net              .04         .17      .23       .21     .28       .05
Net realized and unrealized gain
  (loss) on investments            3.96        3.33     4.27      2.63    2.02      (.10)
Total from Investment Operations   4.00        3.50     4.50      2.84    2.30      (.05)
Distributions:
Dividends from investment
  income--net                      (.05)       (.20)    (.24)     (.23)   (.25)       --
Dividends from net realized
  gain on investments             (1.15)      (1.09)    (.52)     (.12)     --        --
Total Distributions               (1.20)      (1.29)    (.76)     (.35)   (.25)       --
Net asset value, end of period    23.24       20.44    18.23     14.49   12.00      9.95
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                  20.25c      20.10    32.25     24.18   23.48      (.50)c
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                .45c        .90      .90       .90     .90       .15c
Ratio of net investment income
  to average net assets             .18c        .85     1.46      2.06    2.57       .48c
Portfolio Turnover Rate           31.32c      81.27    37.17     44.33   37.57      5.00c
-------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    34,088      29,933   28,224    13,387   4,509     5,005

a Effective January 16, 1998, Restricted Class shares were redesignated as Class R shares.
b The Fund commenced operations on September 2, 1994.
c Not annualized.
See notes to financial statements.

                                                                  The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in a broadly diversified list of equity securities generated by the application of quantitative security selections and risk control techniques. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights and privileges on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in

                                                                  The Fund  21
the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net, if any, are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,567 during the period ended April 30, 1999 from commissions earned on sales of the Fund shares.

(b) Distribution and service plan: Under the Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the

                                                                  The Fund  23

Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $40,980, $85,023 and $35,376, respectively, pursuant to the Plan and Class B and Class C shares were charged $28,341 and $11,792, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

(c) Brokerage commissions: During the period ended April 30, 1999, the Fund incurred total brokerage commissions of $87,523, of which $27,374 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $66,781,266 and $30,438,091, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $24,486,821, consisting of $26,103,737 gross unrealized appreciation and $1,616,916 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 1999 was approximately $19,900, with a related weighted average annualized interest rate of 5.30%.

                                                                  The Fund  25

NOTES

NOTES

              For More Information

                     Dreyfus Premier
                     Large Company Stock Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation 318/228SA994


Dreyfus Premier
Limited Term
Income Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

CONTENTS

The Fund
--------------------------------------

 2 Letter from the President

 3 Discussion of Fund Performance

 6 Statement of Investments

10 Statement of Assets and Liabilities

11 Statement of Operations

12 Statement of Changes in Net Assets

14 Financial Highlights

18 Notes to Financial Statements

For More Information
--------------------

Back Cover

                                                            The Fund
                                             Dreyfus Premier
                                    Limited Term Income Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Income Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Laurie Carroll.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Limited Term Income Fund.

Sincerely,

/S/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE


Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, Dreyfus Premier Limited Term Income Fund's Class A shares provided a total return of -0.28%, its Class B shares provided a total return of -0.61%, its Class C shares provided a -0.57% total return and its Class R shares returned -0.15%.1 In addition, the Fund's Class A, B, C and R shares provided income dividends (approximate per share) of $.279, $.252, $.248 and $.293, respectively, as well as an annualized distribution rate per share of 4.96%, 4.60%, 4.59% and 5.38%, respectively.2 These returns were modestly lower than those provided by the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which produced a total return of 0.69% for the same time period. 3

We attribute this performance to the Fund's tilt toward higher-quality bonds during a period in which lower-quality bonds were in favor. In fact, as of the end of the reporting period, the Fund's average credit quality rating was A+.

What is the Fund's investment approach?

The Fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal, while maintaining liquidity. A Fund's liquidity is measured by how quickly its assets can be converted to cash. To pursue its goal, the Fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the Fund, we conduct extensive research into the credit history and current financial strength of investment-grade issuers. We also examine such factors as the maturity of the securities, the long-term outlook for the industry in which the issuer operates, the economy and the bond market. Maturity refers to the length of time between the date on which a bond is issued and the

                                                                      The Fund 3
date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields, but also fluctuate more in price than their shorter-term counterparts.

The Fund's dollar-weighted average maturity will not exceed 10 years. During the period, we maintained an average maturity that was neutral to that of our benchmark, which was approximately 8.9 years as of April 30, 1999.

What other factors influenced the Fund's performance?

Of the fund's asset classes, the highest returns came from mortgage-backed securities and corporate bonds, followed by U.S. Treasury securities. That's because, generally speaking, corporate bonds and mortgage-backed securities offer higher yields than Treasury bonds, since they have more credit risks associated with them.

Last fall, the Federal Reserve Board trimmed short-term interest rates by three-quarters of a percentage point in three consecutive moves, prompting bond prices, which generally move inversely to interest rates, to rise. The Fed initiated these cuts in an attempt to stimulate what it believed was going to be slower domestic growth as a result of the global financial crises that took place in September and October of 1998. However, to the surprise of many industry analysts, the U.S. economy did not slow. Rather, it did just the opposite, exhibiting strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

As of April 30, the Fund maintained a higher percentage of assets than its benchmark in mortgage-backed securities. The Fund allocated assets to corporate bonds, as did its benchmark. We also invested assets in U.S. Treasury securities. As bond prices rose during the period, this asset allocation strategy helped us take advantage of the areas within the bond market that were reporting strong gains, and helped limit our exposure to those that were not.

What is the Fund's current strategy?

As of April 30, we remained more heavily invested in mortgage-backed securities and corporate bonds -- as well as less heavily invested in Treasury securities -- than our benchmark. We currently intend to maintain this allocation because we believe that those areas represent the bond market's most attractive values. As market conditions change, we may adjust our allocations accordingly.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R shares.

3 SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

                                                                      The Fund 5


STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------
                                                      Principal
Bonds and Notes--97.1%                                 Amount($)       Value ($)
--------------------------------------------------------------------------------
Asset-Backed Securities--7.2%
American Express Credit Account Master Trust,
  Ser. 1997-1, Cl. A, 6.4%, 2005                      1,000,000       1,021,285
Citibank Credit Card Master Trust,
  Ser. 1998-1, Cl. A, 5.75%, 2003                     1,500,000       1,492,583
Discover Card Master Trust,
  Ser. 1998-7, Cl. A, 5.6%, 2006                      1,000,000         988,725
Peco Energy Transition Trust,
  Ser. 1999-A, Cl. A2, 5.63%, 2005                    1,000,000         995,170
                                                                      4,497,763
Banking--1.6%
BankAmerica,
  Sr. Notes, 5.875%, 2009                               500,000         481,151
Washington Mutual Capital I,
  Gtd. Capital Securities, 8.375%, 2027                 500,000         529,008
                                                                      1,010,159
Chemicals--.8%
Monsanto,
  Deb., 6.6%, 2028                                      500,000 a       471,975

Drugs And Pharmaceuticals--.7%
Merck,
  Deb., 5.95%, 2028                                     500,000         459,605

Energy--.8%
Atlantic Richfield,
  Notes, 5.55%, 2003                                    500,000         497,206

Entertainment--3.4%
News America Holdings,
  Deb., 7.75%, 2024                                   1,000,000       1,051,197
Viacom,
  Sr. Notes, 7.75%, 2005                              1,000,000       1,060,987
                                                                      2,112,184
Financial Services--8.4%
Associates Corp. of North America,
  Sr. Notes, 6.25%, 2008                              1,000,000         992,230
GMAC,
  Deb., 6.125%, 2027                                  1,000,000         983,262
Household Finance,
Sr. Notes, 5.875%, 2009                                 500,000         476,775
International Lease Finance,
  Sr. Notes, 5.625%, 2002                             1,000,000         999,480

6

--------------------------------------------------------------------------------
                                                      Principal
Bonds and Notes (continued)                           Amount($)        Value ($)
--------------------------------------------------------------------------------

Financial Services (continued)
Lehman Brothers Holdings,
  Notes, 6.625%, 2004                                 1,300,000       1,307,587
Merrill Lynch,
  Notes, 6%, 2009                                       500,000         482,502
                                                                      5,241,836
Food & Beverages--1.6%
Archer-Daniels-Midland,
  Deb., 6.75%, 2027                                   1,000,000         993,077

Telephone & Telegraph--2.3%
AT&T,
  Notes, 5.625%, 2004                                   500,000         495,812
MCI WorldCom,
  Notes, 6.4%, 2005                                     500,000         502,807
U.S. West Capital Funding,
  Bonds, 6.875%, 2028                                   500,000         496,053
                                                                      1,494,672
Transportation--.8%
Union Pacific,
  Deb., 7%, 2016                                        500,000         493,489

Utilities--.8%
National Rural Utilities,
  Sr. Notes, 5.5%, 2005                                 500,000         489,005

Other--1.7%
Private Export Funding, Ser. NN,
  Secured Notes, 7.3%, 2002                           1,000,000       1,047,134

U.S. Governments--18.7%
U.S. Treasury Bonds:
  11.875%, 11/15/2003                                 1,150,000       1,448,471
  12.375%, 5/15/2004                                    500,000         652,925
  11.625%, 11/15/2004                                   500,000         647,425
  11.25%, 2/15/2015                                     220,000         341,620
  9.875%, 11/15/2015                                    200,000         283,480
  7.25%, 5/15/2016                                      200,000         228,758
  8.75%, 5/15/2017                                      500,000         655,530
  8.875%, 2/15/2019                                     500,000         670,105
  8.125%, 8/15/2019                                     500,000         628,445
  8.125%, 5/15/2021                                     470,000         595,264
  7.125%, 2/15/2023                                     130,000         149,656
  6.25%, 8/15/2023                                      130,000         135,474
  7.5%, 11/15/2024                                      200,000         241,638
  6.5%, 11/15/2026                                      180,000         194,607

                                                                      The Fund 7

--------------------------------------------------------------------------------
                                                      Principal
Bonds and Notes (continued)                           Amount($)        Value ($)
--------------------------------------------------------------------------------
U.S. Governments (continued)
U.S. Treasury Bonds (continued):
  6.375%, 8/15/2027                                     270,000         288,284

U.S Treasury Notes:
  4.5%, 1/31/2001                                       500,000         495,340
  6.5%, 5/31/2001                                       500,000         513,700
  6.25%, 10/31/2001                                     450,000         461,750
  7.5%, 11/15/2001                                      300,000         316,608
  6.625%, 4/30/2002                                     750,000         779,678
  7.5%, 5/15/2002                                       325,000         345,810
  5.25%, 8/15/2003                                      200,000         199,982
  7.25%, 8/15/2004                                      150,000         163,317
  7.5%, 2/15/2005                                       200,000         221,240
  6.25%, 2/15/2007                                      500,000         526,025
  6.125%, 8/15/2007                                     300,000         313,533
  4.75%, 11/15/2008                                     200,000         191,124
                                                                     11,689,789

U.S. Government Agencies--48.3%
Federal Home Loan Bank:
  5.125%, 2003                                          500,000         490,875
  5.8%, 2008                                          1,000,000         988,574

Federal Home Loan Mortgage:
  5.5%, 8/1/2013                                        248,937         242,092
  6%, 6/1/2012-2/1/2029                               1,573,349       1,542,966
  6.5%, 11/1/2004-4/1/2029                            3,382,546       3,383,689
  7%, 3/1/2012-12/1/2027                              1,967,911       2,006,764
  7.5%, 12/1/2024-10/1/2028                           1,117,121       1,152,936
  8%, 10/1/2019-1/1/2028                                432,449         452,189
Federal National Mortgage Association:
  5.25%, 2003                                         1,000,000         990,000
  5.25%, 2009                                           800,000         763,064
  5.625%, 2001                                          500,000         503,080
  6%, 2008                                            1,000,000       1,007,590
  5.5%, 12/1/2013-2/1/2014                              245,987         238,992
  6%, 9/1/20013-2/1/2029                              2,339,511       2,291,990
  6.5%, 3/1/2011-3/1/2029                             3,028,557       3,022,695
  7%, 3/1/2012-2/1/2029                               2,271,111       2,309,931
  7.5%, 3/1/2012-11/1/2027                            1,075,007       1,108,387
  8%, 5/1/2013-9/1/2027                                 364,246         379,106
Government National Mortgage Association I:
  6%, 1/15/2029                                         499,410         484,428
  6.5%, 9/15/2008-1/15/2029                           1,968,613       1,966,055
  7%, 8/15/2025-12/15/2028                            1,689,623       1,721,520
  7.5%, 12/15/2025-4/15/2029                            995,994       1,029,112

--------------------------------------------------------------------------------
                                                      Principal
Bonds and Notes (continued)                           Amount($)        Value ($)
--------------------------------------------------------------------------------

U.S. Government Agencies (continued)
Government National Mortgage Association I
(continued):
  8%, 8/15/2026-12/15/2027                              944,650         987,883
  8.5%, 4/15/2025                                       403,951         428,693
  9%, 10/15/2027                                        388,827         415,680
  9.5%, 2/15/2025                                       252,855         273,145
                                                                     30,181,436
Total Bonds and Notes
  (cost $61,065,890)                                                  60,679,330
--------------------------------------------------------------------------------
Short-Term Investments--4.1%
--------------------------------------------------------------------------------
Repurchase Agreement;
Goldman, Sachs & Co. Tri-Party
  Repurchase Agreement, 4.89% dated
  4/30/1999, due 5/3/1999 in the amount of
  $2,563,160 (fully collateralized by $2,487,000
  U.S. Treasury Notes, 5.625% due 5/15/2008
  value $2,588,449)
  (cost $2,562,116)                                   2,562,116       2,562,116
--------------------------------------------------------------------------------
Total Investments (cost $63,628,006)                      101.2%     63,241,446

Liabilities, Less Cash and Receivables                     (1.2%)      (765,480)

Net Assets                                                100.0%     62,475,966

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $471,975 or .8% of net assets.

See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                           Cost           Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)             63,628,006     63,241,446
Receivable for investment securities sold                             1,645,425
Interest receivable                                                     812,331
Receivable for shares of Capital Stock subscribed                       210,459
Paydowns receivable                                                         984
                                                                     65,910,645
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                            31,065
Due to Distributor                                                        7,158
Cash overdraft due to Custodian                                          73,133
Payable for investment securities purchased                           3,184,906
Payable for shares of Capital Stock redeemed                            138,417
                                                                      3,434,679
--------------------------------------------------------------------------------
Net Assets ($)                                                       62,475,966
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                      63,323,494
Accumulated net realized gain (loss) on investments                    (460,968)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                               (386,560)
--------------------------------------------------------------------------------
Net Assets ($)                                                       62,475,966
--------------------------------------------------------------------------------
Net Asset Value Per Share
                               Class A       Class B      Class C       Class R
--------------------------------------------------------------------------------
Net Assets ($)               6,293,729    10,041,488    1,633,409    44,507,340
Shares outstanding             572,262       910,036      150,002     4,046,282
Net Asset Value Per Share ($)    11.00         11.03        10.89         11.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income:
Interest                                                              1,724,971
Expenses:
Management fee--Note 2(a)                                               175,406
Distribution and service fees--Note 2(b)                                 44,942
Loan commitment fees--Note 4                                                 60
Total Expenses                                                          220,408
Investment Income--Net                                                1,504,563
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                 201,000
Net unrealized appreciation (depreciation) on investments            (1,909,752)
Net Realized and Unrealized Gain (Loss) on Investments               (1,708,752)
Net (Decrease) in Net Assets Resulting from Operations                 (204,189)

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                         Six Months Ended
                                           April 30, 1999            Year Ended
                                               (Unaudited)     October 31, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                          1,504,563             2,808,242
Net realized gain (loss) on investments           201,000             1,033,599
Net unrealized appreciation (depreciation)
  on investments                               (1,909,752)              693,732
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      (204,189)            4,535,573
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                   (160,268)             (203,232)
Class B shares                                   (196,577)              (79,961)
Class C shares                                    (26,554)              (27,190)
Class R shares                                 (1,121,164)           (2,497,614)
  Total Dividends                              (1,504,563)           (2,807,997)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                  4,698,602             5,830,588
Class B shares                                  8,095,563             6,356,694
Class C shares                                    933,166               991,778
Class R shares                                  8,329,841            11,394,506
Dividends reinvested:
Class A shares                                    109,623               114,018
Class B shares                                     71,177                48,757
Class C shares                                     15,778                22,311
Class R shares                                    746,688             1,699,048
Cost of shares redeemed:
Class A shares                                 (3,684,488)           (1,905,104)
Class B shares                                 (3,242,895)           (1,623,857)
Class C shares                                   (357,099)             (306,783)
Class R shares                                 (5,335,148)          (20,137,744)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                   10,380,808             2,484,212
Total Increase (Decrease) in Net Assets         8,672,056             4,211,788
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                            53,803,910            49,592,122
End of Period                                  62,475,966            53,803,910

See notes to financial statements.




--------------------------------------------------------------------------------
                                           Six Months Ended
                                             April 30, 1999           Year Ended
                                                 (Unaudited)    October 31, 1998
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Class A
Shares sold                                         420,539             527,494
Shares issued for dividends reinvested                9,838              10,267
Shares redeemed                                    (330,949)           (171,553)
Net Increase (Decrease) in Shares Outstanding        99,428             366,208
--------------------------------------------------------------------------------
Class B
Shares sold                                         719,099             566,970
Shares issued for dividends reinvested                6,376               4,366
Shares redeemed                                    (290,511)           (145,521)
Net Increase (Decrease) in Shares Outstanding       434,964             425,815
--------------------------------------------------------------------------------
Class C
Shares sold                                          84,778              89,566
Shares issued for dividends reinvested                1,435               2,032
Shares redeemed                                     (32,293)            (27,716)
Net Increase (Decrease) in Shares Outstanding        53,920              63,882
--------------------------------------------------------------------------------
Class R
Shares sold                                         745,678           1,035,268
Shares issued for dividends reinvested               67,000             153,444
Shares redeemed                                    (477,887)         (1,813,570)
Net Increase (Decrease) in Shares Outstanding       334,791            (624,858)
See notes to financial statements.

                                                                     The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------------
                          Six Months Ended
                            April 30, 1999               Year Ended October 31,
                                             ----------------------------------------------
Class A Shares                  (Unaudited)    1998     1997      1996     1995  1994a,b
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                          11.31    10.96    10.78     10.84    10.22    10.49
Investment Operations:
Investment income--net                 .28      .58      .62       .58      .56      .28
Net realized and unrealized
  gain (loss) on investments          (.31)     .35      .19      (.07)     .62     (.27)
Total from Investment Operations      (.03)     .93      .81       .51     1.18      .01
Distributions:
Dividends from investment
  income--net                         (.28)    (.58)    (.63)     (.57)    (.56)    (.28)
Net asset value, end of period       11.00    11.31    10.96     10.78    10.84    10.22
-------------------------------------------------------------------------------------------
Total Return (%) c                    (.56) d  8.73     7.80      4.85    11.83      .11
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses
  to average net assets                .85 d    .85      .85       .85      .85      .83 d
Ratio of net investment income
  to average net assets               5.05 d   5.20     5.80      5.38     5.33     4.47 d
Portfolio Turnover Rate              86.44 e 149.08   129.94    153.63    73.00   117.00
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                        6,294    5,349    1,169     1,001    1,150    932

a The Fund commenced selling Investor shares on April 7, 1994. Effective October
  17, 1994, the Fund's Investor shares were redesignated as Class A shares.
b Effective October 17, 1994, The Dreyfus Corporation began serving as the
  Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
c Exclusive of sales load.
d Annualized.
e Not annualized.
See notes to financial statements.

14

-------------------------------------------------------------------------------------------
                                      Six Months Ended
                                        April 30, 1999      Year Ended October 31,
                                                         ----------------------------------
Class B Shares                              (Unaudited)     1998    1997    1996   1995 a
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             11.35     11.00   10.78   10.84  10.15
Investment Operations:
Investment income--net                             .25       .52     .56     .52    .47
Net realized and unrealized
  gain (loss) on investments                      (.32)      .35     .23    (.07)   .69
Total from Investment Operations                  (.07)      .87     .79     .45   1.16
Distributions:
Dividends from investment income--net             (.25)     (.52)   (.57)   (.51)  (.47)
Net asset value, end of period                   11.03     11.35   11.00   10.78  10.84
-------------------------------------------------------------------------------------------
Total Return (%)                                 (1.23) b   8.14    7.56    4.33  11.32
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets           1.35 b    1.35    1.35    1.35   1.35 b
Ratio of net investment income
  to average net assets                           4.52 b    4.49    5.06    4.86   4.85 b
Portfolio Turnover Rate                          86.44 c  149.08  129.94  153.63  73.00
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)           10,041    $5,391   $ 542    $143    $78

a The Fund commenced selling Class B shares on December 19, 1994.
b Annualized.
c Not annualized.

See notes to financial statements.

                                                                    The Fund 15

------------------------------------------------------------------------------------------
                                   Six Months Ended
                                     April 30, 1999      Year Ended October 31,
                                                      ------------------------------------
Class C Shares                          (Unaudited)    1998    1997    1996   1995 a
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period         11.20    10.84   10.73   10.84  10.15
Investment Operations:
Investment income (loss)--net                  .25      .52   (1.98)   3.05    .48
Net realized and unrealized
   gain (loss) on investments                 (.31)     .35    2.65   (2.65)   .69
Total from Investment Operations              (.06)     .87     .67     .40   1.17
Distributions:
Dividends from investment income--net         (.25)    (.51)   (.56)   (.51)  (.48)
Net asset value, end of period               10.89    11.20   10.84   10.73  10.84
------------------------------------------------------------------------------------------
Total Return (%)                              (.30) b  8.25    6.49    3.83  11.32
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       1.35 b   1.35    1.35    1.41     --
Ratio of net investment income
  to average net assets                       4.50 b   4.61    4.98    5.50     --
Portfolio Turnover Rate                      86.44 c 149.08  129.94  153.63  73.00
------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)        1,633    1,076     349      --     --

a The Fund commenced selling Class C shares on December 19, 1994.
b Annualized.
c Not annualized.

See notes to financial statements.


------------------------------------------------------------------------------------------
                          Six Months Ended
                            April 30, 1999               Year Ended October 31,
                                              --------------------------------------------
Class R Shares                  (Unaudited)    1998     1997      1996     1995  1994 a,b
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                          11.31    10.96    10.78     10.84    10.22  11.07
Investment Operations:
Investment income--net                 .29      .61      .65       .60      .58    .49 c
Net realized and unrealized
  gain (loss) on investments          (.31)     .35      .19      (.06)     .62   (.75)
Total from Investment Operations      (.02)     .96      .84       .54     1.20   (.26)
Distributions:
Dividends from investment
  income--net                         (.29)    (.61)    (.66)     (.60)    (.58)  (.53)
Dividends from net realized
  gain on investments                   --       --       --        --       --   (.06)
Total Distributions                   (.29)    (.61)    (.66)     (.60)    (.58)  (.59)
Net asset value, end of period       11.00    11.31    10.96     10.78    10.84  10.22
------------------------------------------------------------------------------------------
Total Return (%)                      (.30) d  9.02     8.09      5.12    12.11  (2.46)
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses
  to average net assets                .60 d    .60      .60       .60      .60    .60 e
Ratio of net investment income
  to average net assets               5.30 d   5.51     6.06      5.62     5.58   4.70
Portfolio Turnover Rate              86.44 f 149.08   129.94    153.63    73.00 117.00
Net Assets, end of period
  ($ x 1,000)                        44,507  41,988   47,532    49,664   69,924 82,406

a Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
b Any shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
c Net investment income before reimbursement of expenses by the investment adviser was $.49 per share for the year ended October 31, 1994.
d  Annualized.
e Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
f  Not annualized.
See notes to financial statements.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the Fund may invest in obligations with different remaining maturities, the Fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 250 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that


                                                                     The Fund 19
is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


The Fund has an unused capital loss carryover of approximately $618,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $344,000 of the carryover expires in fiscal 2002 and $274,000 expires in fiscal 2003.

NOTE 2 -Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-inter ested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based

                                                                     The Fund 21
on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $7,934, $21,722 and $2,950, respectively, pursuant to the Plan and Class B and Class C shares were charged $10,861 and $1,475, respectively, pursuant to the service plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $59,949,097 and $49,050,287, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $386,560, consisting of $224,317 gross unrealized appreciation and $610,877 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.


                                                                  The Fund 23

FOR MORE INFORMATION

Dreyfus Premier Limited Term
Income Fund
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call your financial representative or
@ 1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation 345/645SA994

Dreyfus Disciplined
Stock Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

       Contents
       THE FUND
---------------
    2  Letter from the President
    3  Discussion of Fund Performance
    6  Statement of Investments
   12  Statement of Assets and Liabilities
   13  Statement of Operations
   14  Statement of Changes in Net Assets
   15  Financial Highlights
   16  Notes to Financial Statements
   FOR MORE INFORMATION
-----------------------
     Back Cover

Dreyfus                      The Fund
Disciplined Stock Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Bert J. Mullins.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and mid-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Disciplined Stock Fund.

Sincerely,

/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund's total return was 20.03%.1 For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Fund's benchmark, was 22.31%.2

We attribute the Fund's performance to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, a recovery that was especially strong among a narrow group of very large growth stocks. Since the S&P 500 Index is heavily weighted toward just such companies, the Index rose more rapidly than most portfolios that did not include those specific stocks.

What is the Fund's investment approach?

Dreyfus Disciplined Stock Fund invests primarily in a diversified portfolio of stocks of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytical process that sifts through a universe of approximately 2000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of

                                                                The Fund     3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks, some of which showed notable strength. The Fund benefited from its relatively large holdings of several of the best-performing companies in the S&P 500 Index, including America Online, MCI WorldCom, Cisco Systems and Wal-Mart Stores. In addition, the Fund's neutral weighting in Microsoft and General Electric enabled us to keep pace with the benchmark in those two stocks.

What other factors influenced the Fund's performance?

As we mentioned earlier, the strong rise of the benchmark was driven by the performance of an extremely narrow group of companies. During the first three months of 1999, only 18 stocks in the S&P 500 Index accounted for all of that Index's return. While the fund benefited from owning several of these stocks, others failed to meet our investment criteria. Our performance, relative to our benchmark, suffered because we did not own these stocks.

Relative performance also suffered due to the high volatility of stock prices during the period. Sudden swings in investor sentiment caused stock prices to rise and fall sharply, often moving several percentage points up or down over the course of a few days, only to move just as sharply in the opposite direction the following week. Since our quantitative model depends on using data from one month to identify stocks that will outperform during the next month, a high level of market volatility from month to month reduces the effectiveness of our approach.

Over the last few weeks of April, however, market strength broadened considerably to include many stocks that had previously been left behind as investors turned away from "growth at any price" to favor more reasonably priced stocks.

What is the Fund's current investment strategy?

We continue to adhere to our disciplined investment strategy in seeking to outperform the S&P 500 Index while managing risk.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks--99.6%                                     Shares        Value ($)
-------------------------------------------------------------------------------
Basic Industries--3.7%
AlliedSignal                                            279,300      16,408,875
Champion International                                  193,500      10,582,031
duPont (E.I.) deNemours & Co.                           536,600      37,897,375
Fort James                                              197,400       7,501,200
Louisiana Pacific                                       389,100       8,098,144
Martin Marietta Materials                               122,300       7,559,669
PPG Industries                                          177,600      11,532,900
Southdown                                               209,900      13,446,719
                                                                    113,026,913
Capital Spending--21.1%
Applied Materials                                       192,300 a    10,312,087
Boeing                                                  407,100      16,538,437
Cisco Systems                                           552,775 a    63,050,898
Dell Computer                                           827,200 a    34,070,300
EMC                                                     170,900 a    18,617,419
General Electric                                        901,600      95,118,800
Gulfstream Aerospace                                    132,500 a     6,459,375
Hewlett-Packard                                         365,600      28,836,700
Ingersoll-Rand                                          201,250      13,923,984
Intel                                                 1,129,700      69,123,519
International Business Machines                         277,100      57,965,856
Lexmark International Group, Cl. A                      115,800 a    14,301,300
Linear Technology                                       112,000       6,370,000
Lucent Technologies                                     926,600      55,711,825
Maxim Integrated Products                               159,400 a     8,926,400
Nokia, A.D.S.                                           140,700      10,438,181
Pitney Bowes                                            156,100      10,917,244
Qwest Communications                                     58,166 a     4,969,558
Republic Services, Cl. A                                535,200      11,005,050
Sun Microsystems                                        296,800 a    17,752,350
Tellabs                                                 162,400 a    17,792,950
Tyco International                                      601,700      48,888,125
United Technologies                                     103,200      14,951,100
Waste Management                                        193,300      10,921,450
                                                                    646,962,908

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Consumer Cyclical--13.3%
Best Buy                                                214,900 a    10,261,475
CVS                                                     299,900      14,282,737
Carnival                                                297,000      12,251,250
Clear Channel Communications                            142,700 a     9,917,650
Ford Motor                                              383,300      24,507,244
Fox Entertainment Group, Cl. A                          315,100       8,074,437
Gap                                                     169,175      11,260,711
General Motors                                          321,600      28,602,300
Limited                                                 450,400      19,705,000
Lowe's Cos.                                             196,400      10,360,100
McDonald's                                              390,300      16,538,962
MediaOne Group                                          284,600 a    23,212,688
Meyer (Fred)                                            266,900 a    14,445,963
Safeway                                                 394,500 a    21,278,344
Staples                                                 484,750 a    14,542,500
TJX Cos.                                                590,000      19,654,375
Time Warner                                             535,900      37,513,000
Tribune                                                 117,400       9,795,562
Valassis Communications                                  98,000 a     5,488,000
Viacom, Cl. B                                           477,300 a    19,509,638
Wal-Mart Stores                                       1,639,200      75,403,200
                                                                    406,605,136
Consumer Staples--8.6%
Anheuser-Busch Cos.                                     305,000      22,303,125
Clorox                                                  117,800      13,591,175
Coca-Cola                                               159,700      10,859,600
ConAgra                                                 424,700      10,564,412
Dial                                                    359,800      12,233,200
Eastman Kodak                                           158,400      11,820,600
Fortune Brands                                          280,000      11,060,000
General Mills                                           159,800      11,685,375
Nabisco Holdings, Cl. A                                 251,800       9,521,188
PepsiCo                                                 704,200      26,011,388
Philip Morris Cos.                                      694,700      24,357,919
Procter & Gamble                                        480,200      45,048,762

                                                                The Fund     7

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Quaker Oats                                             220,000      14,203,750
Ralston-Purina Group                                    435,600      13,285,800
Sara Lee                                                534,600      11,894,850
Unilever, N.V. (New York Shares)                        253,500      16,461,656
                                                                    264,902,800
Energy--6.6%
Atlantic Richfield                                      322,200      27,044,662
Chevron                                                 162,600      16,219,350
Coastal                                                 358,600      13,716,450
Columbia Energy Group                                   245,200      11,784,925
Diamond Offshore Drilling                               535,500      17,704,969
Enron                                                   142,300      10,708,075
Mobil                                                   312,200      32,702,950
Royal Dutch Petroleum (New York Shares)                 685,700      40,242,019
Texaco                                                  426,100      26,737,775
Tosco                                                   191,200       5,114,600
                                                                    201,975,775
Health Care--10.5%
Abbott Laboratories                                     599,500      29,038,281
American Home Products                                  543,100      33,129,100
Amgen                                                   262,200 a    16,108,913
Becton, Dickinson & Co.                                 284,000      10,561,250
Biogen                                                   76,200 a     7,243,763
Bristol-Myers Squibb                                    752,800      47,849,850
Centocor                                                136,200 a     6,043,875
Elan, A.D.S.                                            225,100 a    11,592,650
Lilly (Eli)                                             481,400      35,443,075
Medtronic                                               278,100      20,005,819
Merck & Co.                                             340,600      23,927,150
Mylan Laboratories                                      232,100       5,265,769
Schering-Plough                                         583,800      28,204,837
Warner-Lambert                                          550,600      37,406,388
Wellpoint Health Networks                               123,900 a     8,703,975
                                                                    320,524,695
Interest Sensitive--16.6%
ACE                                                     320,600       9,698,150
Allstate                                                533,360      19,400,970

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Interest Sensitive (continued)
Ambac Financial Group                                   138,100       8,337,787
American General                                        102,600       7,592,400
American International Group                            136,179      15,992,521
Bank One                                                917,018      54,104,062
CIGNA                                                   133,800      11,665,688
Chase Manhattan                                         466,580      38,609,495
Citigroup                                               590,880      44,463,720
Countrywide Credit Industries                           159,800       7,240,937
Edwards (A.G.)                                          326,800      11,438,000
Federal National Mortgage Association                   429,900      30,496,031
First Security                                          194,000       3,686,000
Fleet Financial Group                                   761,200      32,779,175
GreenPoint Financial                                    113,500       3,972,500
Hartford Financial Services Group                       305,700      18,017,194
Lehman Brothers Holdings                                203,600      11,312,525
MBNA                                                    594,100      16,746,194
Merrill Lynch                                           211,500      17,752,781
Morgan Stanley Dean Witter & Co.                        307,400      30,490,237
Old Republic International                              201,875       3,949,180
PMI Group                                                87,600       4,889,175
PNC Bank                                                233,900      13,536,962
SLM Holding                                             268,500      11,461,594
SouthTrust                                              415,750      16,565,039
Summit Bancorp                                          256,650      10,875,544
SunTrust Banks                                          163,800      11,711,700
Torchmark                                               183,900       6,287,081
Washington Mutual                                       221,816       9,122,183
Wells Fargo                                             616,500      26,625,094
                                                                    508,819,919
Mining & Metals--.7%
Alcoa                                                   359,300      22,366,425

Services--7.5%
America Online                                          318,900 a    45,522,975
BMC Software                                            152,400 a     6,562,725
Ceridian                                                362,700 a    13,283,887
Compuware                                               540,200 a    13,167,375
Microsoft                                             1,337,400 a   108,747,338

                                                                The Fund     9

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Services (continued)
Omnicom Group                                           191,700      13,898,250
Oracle                                                  811,550 a    21,962,572
Quintiles Transnational                                 166,700 a     6,761,769
                                                                    229,906,891
Transportation--1.0%
Burlington Northern Santa Fe                            291,600      10,679,850
Canadian National Railway                                95,500       6,028,437
US Airways Group                                        275,500 a    14,997,531
                                                                     31,705,818
Utilities--10.0%
AirTouch Communications                                 253,600 a    23,679,900
Ameritech                                               404,100      27,655,594
Bell Atlantic                                           623,710      35,941,289
BellSouth                                               594,200      26,590,450
Energy East                                             330,100       8,727,019
Florida Progress                                        211,800       8,154,300
GPU                                                     284,500      10,846,562
GTE                                                     272,400      18,233,775
MCI WorldCom                                            669,000 a    54,983,438
PECO Energy                                             235,200      11,157,300
Pinnacle West Capital                                   123,900       4,808,869
Public Service Enterprise Group                         144,000       5,760,000
SBC Communications                                      651,600      36,489,600
Telefonos de Mexico, Cl. L, A.D.S.                      265,000      20,073,750
Texas Utilities                                         314,100      12,485,475
                                                                    305,587,321
Total Common Stocks
   (cost $2,193,603,121)                                          3,052,384,601

-------------------------------------------------------------------------------
                                                      Principal
Short-Term Investments--.5%                          Amount ($)        Value ($)
-------------------------------------------------------------------------------
Repurchase Agreement;
Goldman Sachs & Co., Tri-Party Repurchase
   Agreement, 4.89% dated 4/30/1999, due
   5/3/1999 in the amount of $14,072,732
   (fully collateralized by $13,654,000
   U.S. Treasury Notes, 5.625%, 5/15/2008,
   value $14,348,609)
   (cost $14,067,000)                               14,067,000       14,067,000
Total Investments (cost $2,207,670,121)                 100.1%    3,066,451,601
Liabilities, Less Cash and Receivables                    (.1%)      (2,381,371)
Net Assets                                              100.0%    3,064,070,230

a Non-income producing.

See notes to financial statements.

                                                                The Fund    11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)


-------------------------------------------------------------------------------
                                                           Cost           Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
   Investments--Note 1(c)                         2,207,670,121   3,066,451,601
Cash                                                                    479,363
Receivable for investment securities sold                           150,421,531
Dividends and interest receivable                                     2,023,446
Receivable for shares of Capital Stock subscribed                     1,004,985
                                                                  3,220,380,926
-------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                         2,432,420
Due to Distributor                                                       72,006
Payable for investment securities purchased                         153,023,817
Payable for shares of Capital Stock redeemed                            781,553
Loan commitment fees payable                                                900
                                                                    156,310,696
-------------------------------------------------------------------------------
Net Assets ($)                                                    3,064,070,230
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                   2,136,828,040
Accumulated distributions in excess of
  investment income                                                  (1,072,789)
Accumulated net realized gain (loss) on
  investments                                                        69,533,499
Accumulated net unrealized appreciation
  (depreciation) on investments--Note 3                             858,781,480
-------------------------------------------------------------------------------
Net Assets ($)                                                    3,064,070,230
-------------------------------------------------------------------------------
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)    77,156,240
Net Asset Value, offering and redemption price per share ($)             39.71

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Cash dividends (net of $81,379 foreign taxes withheld at source)     17,067,178
Interest                                                                367,109
Total Income                                                         17,434,287
Expenses:
Management fee--Note 2(a)                                            12,646,525
Distribution fees--Note 2(b)                                          1,405,170
Loan commitment fees--Note 4                                              5,511
Interest expense--Note 4                                                  5,351
Total Expenses                                                       14,062,557
Investment Income--Net                                                3,371,730
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                              80,004,543
Net unrealized appreciation (depreciation) on investments           417,867,180
Net Realized and Unrealized Gain (Loss) on Investments              497,871,723
Net Increase in Net Assets Resulting From Operations                501,243,453

See notes to financial statements.

                                                                The Fund     13

STATEMENT OF CHANGES IN NET ASSESTS

----------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1999         Year Ended
                                                           (Unaudited)  October 31, 1998*
----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       3,371,730        12,786,219
Net realized gain (loss) on investments                     80,004,543       109,282,274
Net unrealized appreciation (depreciation) on investments  417,867,180       165,127,716
Net Increase (Decrease) in Net Assets
   Resulting from Operations                               501,243,453       287,196,209
----------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Institutional shares                                                --           (43,036)
Retail shares and New Single Class                          (7,116,867)      (13,529,583)
Net realized gain on investments:
Retail shares and New Single Class                        (119,405,805)     (158,377,032)
Total Dividends                                           (126,522,672)     (171,949,651)
----------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Institutional shares                                                --        26,000,037
Retail shares and New Single Class                         790,693,624     1,607,539,829
Dividends reinvested:
Institutional shares                                                --            40,647
Retail shares and New Single Class                         117,547,358       156,406,066
Cost of shares redeemed:
Institutional shares                                                --       (33,343,597)
Retail shares and New Single Class                        (655,055,110)     (961,519,617)
Increase (Decrease) in Net Assets from Capital Stock
   Transactions                                            253,185,872       795,123,365
Total Increase (Decrease) in Net Assets                    627,906,653       910,369,923
----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      2,436,163,577     1,525,793,654
End of Period                                            3,064,070,230     2,436,163,577
Undistributed investment income (Distributions in
   excess of investment income)--net                        (1,072,789)        2,672,348
----------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold:
Institutional shares                                                --           766,388
Retail shares and New Single Class                          20,949,455        47,447,361
Shares issued for dividends reinvested:
Institutional shares                                                --             1,199
Retail shares and New Single Class                           3,234,223         5,125,076
Shares redeemed:
Institutional shares                                                --          (978,523)
Retail shares and New Single Class                         (17,273,614)      (28,659,176)
Net Increase (Decrease) in Shares Outstanding                6,910,064        23,702,325

* Effective December 15, 1997, Institutional shares and Retail shares were eliminated and the Fund became a single class fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share.
"Total Return"shows how much your investment in the Fund would have incrreased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                        Six Months Ended
                          April 30, 1999                 Year Ended October 31,
                                             --------------------------------------------
                              (Unaudited)     1998a     1997     1996b     1995     1994c
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
   beginning of period             34.68      32.78      26.65    22.09   18.54    18.69
Investment Operations:
Investment income--net               .05        .20        .25      .28     .30      .26
Net realized and unrealized gain
   (loss) on investments            6.73       5.31       7.92     5.13    4.02      .25
Total from Investment Operations    6.78       5.51       8.17     5.41    4.32      .51
Distributions:
Dividends from investment
   income--net                      (.10)      (.24)      (.26)    (.29)   (.30)    (.26)
Dividends from net realized
   gain on investments             (1.65)     (3.37)     (1.78)    (.56)   (.47)    (.40)
Total Distributions                (1.75)     (3.61)     (2.04)    (.85)   (.77)    (.66)
Net asset value, end of period     39.71      34.68      32.78    26.65   22.09    18.54
----------------------------------------------------------------------------------------
Total Return (%)                   20.03b     18.37      32.32    25.14   24.33     2.82
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
   average net assets                .50b       .99        .90      .90     .90      .90c
Ratio of net investment income
   to average net assets             .12b       .61        .87     1.23    1.61     1.54
Portfolio Turnover Rate            38.35b     54.45      68.87    64.47   60.00   106.00
Net Assets, end of period
   ($ x 1,000)                 3,064,070  2,436,164  1,482,176  807,680  382,646 239,069

a Effective December 15, 1997, the Fund converted to a Single Class Fund, with the existing Institutional shares and Retail shares converted into a new single class of shares.
b  Not annualized.
c Expense ratio before reimbursement of expenses by the adviser was .96% for the year ended October 31, 1994.

See notes to financial statements.

                                                                The Fund     15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales charge.

On December 2, 1997, shareholders approved a reorganization, effective December 15, 1997, where Institutional class and Retail class converted into a single class of shares. The performance history for the Retail shares, the most relevant historical class, represents class outstanding through the year.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.

                                                                The Fund     17

Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1999, there were no financial futures contracts outstanding.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

On May 4, 1999 the Board of Directors declared a dividend from net investment income in the amount of $.0250 per share, payable on May 5, 1999 to shareholders of record on May 4, 1999.

(f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .10% of the value of the Fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result

                                                                The Fund     19
in the sale of Fund shares. During the period ended April 30, 1999, the Fund was charged $1,405,170 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

(c) Brokerage commissions: During the period ended April 30, 1999, the Fund incurred total brokerage commissions of $2,130,425, of which $201,248 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $1,188,714,648 and $1,076,375,778, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $858,781,480, consisting of $894,598,252 gross unrealized appreciation and $35,816,772 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 1999 was approximately $211,000, with a related weighted average annualized interest rate of 5.11%.

NOTE 5--Litigation:

The Fund, along with certain related parties, are defendants in a class action lawsuit. Former Retail class shareholders have asserted that the adoption of the Plan, with respect to the Fund's Retail class, was in violation of the Act and common law. On March 29, 1999, the trial court dismissed the lawsuit with prejudice, but the plaintiffs have filed a notice of appeal. Although it is difficult to predict the ultimate outcome of this case, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position of the Fund.

                                                                The Fund     21

For More Information

Dreyfus
Disciplined Stock Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

The Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(c) 1999 Dreyfus Service Corporation  728SA994


Dreyfus Disciplined Intermediate
Bond Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  11  Statement of Assets and Liabilities
  12  Statement of Operations
  13  Statement of Changes in Net Assets
  15  Financial Highlights
  17  Notes to Financial Statements
      FOR MORE INFORMATION
----------------------
      Back Cover

Dreyfus Disciplined           The Fund
Intermediate Bond Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Intermediate Bond Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Dan Fasciano.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus
Disciplined Intermediate Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

The Fund's total return for the six-month period ended April 30, 1999 was 0.26% for Investor shares and 0.38% for Restricted shares.1 In contrast, the Lehman Brothers Aggregate Bond Index, which serves as the Fund's benchmark, produced a total return of 0.69% for the same period.2 During the period, the annualized distribution rate per share was 5.60% for the Fund's Investor shares and 5.86% for Restricted shares.3

The positive factors affecting the Fund's performance during the reporting period were our emphasis on corporate bonds and mortgage-backed securities and our relatively light investment in U.S. Treasury securities. Because there are more credit risks associated with corporate bonds and mortgage-backed securities, they generally offer higher yields than Treasury bonds, thus providing the Fund with higher income.

A negative factor affecting performance was our decision to construct a portfolio with a longer duration. A portfolio with a longer-than-average duration is generally more sensitive to changes in interest rates. In a period of rising interest rates, the portfolio's performance was hurt compared to its benchmark because of its longer duration.

What is the Fund's investment approach?

We continue to invest primarily in a mixture of U.S.
government bonds, corporate bonds and mortgage-related securities, keeping the portfolio's average maturity between three and 10 years.

What other factors influenced the Fund's performance?

Investor sentiment changed radically during the reporting period from the general belief that the global economy was in crisis to a conviction that the U.S. economy was strong enough to either offset the rest of the world, or even pull

                                                                The Fund     3
it out of its turmoil. Last summer, high-grade corporate bonds were valued as if the worst economic news was imminent. As a result, we were able to purchase bonds issued by well-known and very high quality companies, such as International Business Machines and Ford Motor Company, at a discounted price.

Because the global economic environment seems to have improved since last fall, investors felt more comfortable holding bonds such as corporates that reflect some credit risk on the part of the issuing company. In addition, mortgage-backed securities also appreciated because interest rates were increasing moderately.

In contrast, mortgages usually perform poorly in a falling interest rate environment because homeowners tend to refinance their mortgages at lower rates, forcing mortgage investors to reinvest their money at lower yields. By comparison, Treasury bond performance is more one-dimensional: when interest rates rise, Treasury bonds generally fall in value. Having a lighter-than-average
Treasury position was helpful during the period: February
1999 was the worst one-month performance for Treasury bonds in 17 years.

When we constructed a longer-than-average duration, we had good reason to believe that interest rates would actually fall. In November 1998, the first month of the fiscal period, the Federal Reserve Board, worried about the U.S.
economy slipping into recession, cut short-term interest rates to 4.75%. Instead, the fourth quarter of 1998 was a period of extremely strong growth in the U.S. economy. As a result, interest rates on longer-term securities rose, as investors became concerned about inflation.

What is the Fund's current strategy?

While we continue to invest in high quality corporate bonds, we have recently begun to add investment-grade bonds of slightly lower quality in order to obtain higher yields.

During the past six months, the best performers were the so-called "Nifty Fifty" bonds with the highest credit quality. With the economy continuing to improve, we believe that there is greater opportunity to invest in bonds such as those issued by energy and chemical companies. However, the Fund remains highly diversified to reduce credit risk.

In addition, we are currently continuing to extend the portfolio's duration in the belief that inflation is not a threat and that interest rates will trend downward.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2 SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. It reflects the reinvestment of dividends and capital gains.
3 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes--96.4%                                   Amount ($)    Value ($)
-------------------------------------------------------------------------------
Automobiles & Equipment--.7%
Hertz,
  Notes, 6.25%, 2009                                     1,500,000    1,462,563

Banking--3.1%
First Union National Bank of Florida,
  Medium-Term Notes, 6.18%, 2006a                        2,250,000    2,221,639
Fleet Financial Group,
  Notes, 6.375%, 2008                                    2,250,000    2,230,826
U.S. Bank, N.A.,
  Sub. Notes, 5.7%, 2008                                 1,500,000    1,428,924
U.S. Bank, N.A. of Minneapolis, MN.,
  Sub. Notes, 6.3%, 2008                                 1,000,000      992,397
                                                                      6,873,786
Collateralized Mortgage Obligations--.0%
Countrywide Funding,
  Ser. 1994-10, Cl. A5, 6%, 2009                            98,033       97,903

Commercial Mortgage Pass-Through Ctfs.--1.7%
Asset Securitization:
  Ser. 1995-MD IV, Cl. A1, 7.10%, 2029                     685,047      713,884
  Ser. 1997-D4, Cl. A-CS1, 1.266%, 2029
  (Interest Only Obligation)b,c                         15,053,816      418,684
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031                   2,500,000    2,504,675
                                                                      3,637,243

Consumer--1.5%
Service International,
  Notes, 6%, 2005                                        3,500,000    3,310,307

Finance--4.8%
Ford Motor Credit,
  Sr. Notes, 5.75%, 2004                                 3,000,000    2,969,925
Lehman Brothers,
  Notes, 7.36%, 2003                                     2,250,000    2,303,737
Merrill Lynch,
  Notes, 6%, 2004                                        2,725,000    2,716,858
NYNEX Capital Funding,
  Medium-Term Notes, 7.63%, 1999b,d                      2,250,000    2,529,675
                                                                     10,520,195

-------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)    Value ($)
-------------------------------------------------------------------------------
Finance/Asset-Backed--3.5%
American Airlines Pass-Through Trusts,
  Pass-Through Ctfs., Ser. 1991-A1, 9.71%, 2007            964,030    1,094,290
Chemical Master Credit Card Trust I,
  Asset-Backed Ctfs., Ser. 1995-3, Cl. A, 6.23%, 2005    3,000,000    3,021,300
CitiBank Credit Card Master Trust I,
  Asset-Backed Ctfs., Ser. 1997-3, Cl. A, 6.839%, 2004   1,500,000    1,508,063
Green Tree Financial,
  Manufactured Housing Contract Pass-Through Ctfs.,
  Ser. 1996-10, Cl. A5, 6.83%, 2028                      1,000,000    1,024,165
NationsBank Auto Grantor Trust 1995-A,
  Asset-Backed Ctfs., Cl. A, 5.85%, 2002                    12,249       12,304
Premier Auto Trust 1996-2,
  Asset-Backed Notes, Cl. A-4, 6.575%, 2000                732,804      736,966
WFS Financial Owner Tust,
  Auto Receivable Backed Notes,
  Ser. 1996-D, Cl. A-3, 6.05%, 2001                        299,448      300,729
                                                                      7,697,817

Financial Services--2.8%
Associates, N.A.:
  Deb., 6.95%, 2018                                      1,500,000    1,514,995
  Notes, 7.75%, 2000e                                    1,500,000    1,611,935
GMAC,
  Floating Rate Notes, 5.25%, 2004b                      3,000,000    2,996,445
                                                                      6,123,375
Food & Beverages--.8%
Dole Foods:
  Notes, 6.75%, 2000                                     1,000,000    1,008,464
  Notes, 6.375%, 2005                                      750,000      732,264
                                                                      1,740,728
Foreign/Yankee--6.3%
ABN AMRO Bank:
  Sub. Notes, 7.25%, 2005                                1,125,000    1,166,568
  Sub. Notes, 7.125%, 2007                               1,125,000    1,170,497
Ahold Finance USA,
  Notes, 6.25%, 2009                                     2,250,000    2,216,502
Cable & Wireless Communications,
  Notes, 6.75%, 2008                                     3,000,000    2,992,695
Hanson Overseas,
  Gtd. Sr. Notes, 7.375%, 2003                           1,500,000    1,566,545
Midland Bank,
  Sub. Notes, 7.65%, 2007f                               1,500,000    1,544,205

                                                                The Fund     7

-------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)    Value ($)
-------------------------------------------------------------------------------
Foreign/Yankee (continued)
National Australia Bank,
  Sub. Notes, 6.4%, 2007b                                2,250,000    2,263,133
Province of Quebec,
  Medium-Term Notes, 7.295%, 2006g                       1,000,000    1,042,148
                                                                     13,962,293
Insurance--1.1%
American General,
  Sr. Notes, 6.625%, 2029                                2,500,000    2,394,105

Hotels & Motels--.6%
Hilton Hotels,
  Notes, 7%, 2004                                        1,280,000    1,273,344

Industrial--4.8%
Coca Cola Enterprises,
  Notes, 6.375%, 2001                                    1,025,000    1,041,979
Crown Cork & Seal,
  Notes, 8.375%, 2005                                    1,350,000    1,446,117
General Motors,
  Notes, 6.75%, 2028                                     1,500,000    1,467,228
IBM,
  Deb., 6.5%, 2028                                       1,000,000      972,692
News America Holdings,
  Sr. Deb., 8%, 2016                                     1,750,000    1,890,156
Royal Caribbean Cruises,
  Sr. Notes, 7.5%, 2027                                  1,250,000    1,212,974
WMX Technologies,
  Sr. Notes, 7.1%, 2003h                                 2,550,000    2,629,667
                                                                     10,660,813

Municipal Obligations--.2%
Atlanta & Fulton County, Ga. Recreation Authority,
  Revenue Bonds, 7%, 2028                                  400,000      394,000

Real Estate Investment Trusts--.5%
ERP Operating,
  Notes, 7.57%, 2006h                                    1,125,000    1,165,501

Telecommunication/Carriers--3.4%
AT&T,
  Notes, 6%, 2009                                        1,500,000    1,471,298
GTE North:
  Deb., 6.9%, 2008                                       1,250,000    1,305,155
  Ser. H, Deb., 5.65%, 2008                              1,250,000    1,204,199

-------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)    Value ($)
-------------------------------------------------------------------------------
Telecommunication/Carriers (continued)
Sprint Capital,
  Notes, 6.125%, 2008                                    3,500,000    3,387,937
                                                                      7,368,589
U.S. Government Agencies--3.7%
Federal Home Loan Banks,
  Deb., 5.925%, 2008                                     1,500,000    1,492,230
Federal Home Loan Mortgage Corp.,
  Deb., 6.542%, 2008                                     2,000,000    2,007,900
Federal National Mortgage Association:
  Medium-Term Notes, 6.36%, 2002                         2,500,000    2,524,325
  Medium-Term Notes, 6.16%, 2007                         2,000,000    2,023,800
                                                                      8,048,255
U.S. Government Agencies/Mortgage-Backed--33.0%
Federal Home Loan Mortgage Corp.:
  6.505%, 3/1/2029                                       4,993,586    4,970,166
  7%, 2/1/2029                                           6,868,646    6,975,935
  Multiclass Mortgage Participation Ctfs., REMIC:
    Ser. 1453, Cl. S, 7.848%, 2000i                        400,962      402,021
    Ser. 1660, Cl. H, 6.50%, 2009                        2,570,000    2,632,930
    Ser. 2062, Cl. PG, 6.25%, 2026                       2,000,000    1,950,840
    Ser. 2123, Cl. PE, 6%, 2027                          2,000,000    1,935,620
Federal National Mortgage Association:
  6%, 3/1/2014-2/1/2029                                  8,477,355    8,298,132
  6.50%, 12/1/2028                                       4,457,087    4,433,375
  7%, 6/1/2009                                           1,661,827    1,705,450
  8%, 2/1/2013                                           2,637,633    2,729,107
  REMIC Trust, Pass-Through Ctfs.
    (collateralized by FNMA Pass-Through Ctfs.):
      Ser. 1997-30, Cl. VG, 7%, 2012                     2,000,000    2,028,064
      Ser. 1998-M2, Cl. B, 6.247%, 2021                  1,500,000    1,495,013
Government National Mortgage Assocaition I:
  6%, 11/15/2008-5/15/2009                               2,819,618    2,820,492
  6.5%, 2/15/2024-2/15/2029                              5,867,072    5,853,241
  7%, 10/15/2023-6/15/2028                              12,953,614   13,193,004
  7.5%, 3/15/2027-12/15/2028                             5,894,448    6,082,304
  8%, 2/15/2008-4/15/2008                                4,877,931    5,102,848
                                                                     72,608,542
U.S. Government--23.9%
U.S. Treasury Bonds:
  5.25%, 11/15/2028                                      3,000,000    2,775,960
  6.375%, 8/15/2027                                      1,500,000    1,601,580

                                                                The Fund     9

-------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)    Value ($)
-------------------------------------------------------------------------------
U.S. Government--23.9%
U.S. Treasury Bonds:
  7.875%, 2/15/2021                                      4,000,000    4,938,440
U.S. Treasury Coupon Strips,
  0%, 2/15/2017                                          3,700,000    1,264,068
U.S. Treasury Notes:
  4.75%, 11/15/2008                                        750,000      716,715
  5.875%, 9/30/2002                                      2,425,000    2,472,360
  6.125%, 9/30/2000                                        500,000      507,195
  6.125%, 8/15/2007                                     10,000,000   10,451,100
  6.5%, 8/31/2001                                        4,500,000    4,635,135
  6.5%, 10/15/2006                                       9,000,000    9,588,960
  6.625%, 4/30/2002                                      5,500,000    5,717,635
  7.875%, 11/15/2004                                     7,000,000    7,847,350
                                                                     52,516,498
Total Bonds and Notes (cost $213,387,871)                           211,855,857

                                                         Principal
Short-Term Investments--3.0%                             Amount ($)    Value ($)
-------------------------------------------------------------------------------
Repurchase Agreements;
  Salomon Smith Barney, 4.87%
  Dated 4/30/1999, due 5/3/1999 in the
  amount of $6,737,733 (fully collateralized by
  $6,680,000 U.S. Treasury Notes, 6.375%,
  3/31/2001 value $6,873,720)
  (cost $6,735,000)                                      6,735,000    6,735,000
-------------------------------------------------------------------------------
Total Investments (cost $220,122,871)                        99.4%  218,590,857

Cash and Receivables (net)                                     .6%    1,222,502

Net Assets                                                  100.0%  219,813,359

a Reflects date security can be redeemed at holder's option; the stated
  maturity is 2/15/2036.
b Variable rate security--interest rate subject to periodic change.
c National face amount shown.
d Reflects date security can be redeemed at holder's option, the stated
  maturity is 10/15/2009.
e Reflects date security can be redeemed at holder's option, the stated
  maturity is 2/15/2005.
f Reflects date security can be redeemed at holder's option, the stated
  maturity is 5/1/2025.
g Reflects date security can be redeemed at holder's option, the stated
  maturity is 7/22/2026.
h Reflects date security can be redeemed at holder's option, the stated
  maturity is 8/15/2026.
i Inverse floater security--interest rate subect to periodic change.

STATEMENT OF ASSESTS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                            Cost          Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement
  of Investments--Note 1(c)                          220,122,871    218,590,857
Cash                                                                     33,459
Interest receivable                                                   2,493,302
Receivable for shares of Capital Stock subscribed                         1,000
                                                                    221,118,618
-------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                            98,173
Due to Distributor                                                          167
Payable for shares of Capital Stock redeemed                          1,206,919
                                                                      1,305,259
-------------------------------------------------------------------------------
Net Assets ($)                                                      219,813,359
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     221,360,101
Accumulated distribution in excess of investment income                  (7,936)
Accumulated net realized gain (loss) on investments                      (6,792)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             (1,532,014)
-------------------------------------------------------------------------------
Net Assets ($)                                                      219,813,359
-------------------------------------------------------------------------------
Net Asset Value Per Share
                                                       Investor      Restricted
                                                         Shares          Shares
-------------------------------------------------------------------------------
Net Assets ($)                                        1,588,504     218,224,855
Shares Outstanding                                      128,229      17,639,602
-------------------------------------------------------------------------------
Net Asset Value Per Share ($)                             12.39           12.37


See notes to financial statements.

                                                                The Fund     11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income
Interest Income                                                       6,186,870
Expenses:
Management fee--Note 2(a)                                               533,157
Distribution fees (Investor Shares)--Note 2(b)                            1,935
Loan commitment fees--Note 4                                                634
Total Expenses                                                          535,726
Investment Income--Net                                                5,651,144
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                  21,789
Net unrealized appreciation (depreciation) on investments            (5,117,224)
Net Realized and Unrealized Gain (Loss) on Investments               (5,095,435)
Net Increase in Net Assets Resulting from Operations                    555,709

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSESTS

-----------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999        Year Ended
                                                            (Unaudited)  October 31, 1998
-----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       5,651,144          8,908,277
Net realized gain (loss) on investments                         21,789          2,343,195
Net unrealized appreciation (depreciation) on investments   (5,117,224)         1,687,747
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                    555,709         12,939,219
-----------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Investor shares                                                (43,460)           (37,690)
Restricted shares                                           (5,643,822)        (8,842,385)
Net realized gain on investments:
Investor shares                                                (19,420)                --
Restricted shares                                           (2,243,985)                --
Total Dividends                                             (7,950,687)        (8,880,075)
-----------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares                                                912,378          1,363,480
Restricted shares                                           65,788,461         77,712,955
Dividends reinvested:
Investor shares                                                 57,498             34,916
Restricted shares                                            3,989,559          3,916,055
Cost of shares redeemed:
Investor shares                                               (758,979)          (294,657)
Restricted shares                                          (13,804,162)       (24,773,764)
Increase (Decrease) in Net Assets from Capital Stock
  Transactions                                              56,184,755         57,958,985
Total Increase (Decrease) in Net Assets                     48,789,777         62,018,129
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                        171,023,582        109,005,453
End of Period                                              219,813,359        171,023,582
Undistributed investment income (Distribution in excess
  of investment income)--net                                    (7,936)            28,202

See notes to financial statements.

                                                                The Fund     13

-----------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999        Year Ended
                                                            (Unaudited)  October 31, 1998
-----------------------------------------------------------------------------------------
Capital Share Transactions
Investor Shares
Shares Sold                                                     72,018            106,920
Shares Issued for dividends reinvested                           4,552              2,742
Shares redeemed                                                (60,065)           (23,285)
Net Increase (Decrease) in Shares Outstanding                   16,505              6,377
-----------------------------------------------------------------------------------------
Restricted Shares
Shares Sold                                                  5,232,176          6,153,064
Shares Issued for dividends reinvested                         315,744            308,516
Shares redeemed                                             (1,101,355)        (1,951,559)
Net Increase (Decrease) in Shares Outstanding                4,446,565          4,510,021

See notes to financial statements

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------------
                                        Six Months Ended
                                          April 30, 1999         Year Ended October 31,
                                                               -------------------------
Investor Shares                               (Unaudited)      1998      1997      1996a
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period               12.87      12.52     12.29    12.50
Investment Operations:
Investment income--net                               .35        .72       .74      .71
Net realized and unrealized gain (loss)
  on investments                                    (.32)       .35       .23     (.21)
Total from Investment Operations                     .03       1.07       .97      .50
Distributions:
Dividends from investment income--net               (.35)      (.72)     (.74)    (.71)
Dividends from net realized gain on investments     (.16)        --        --       --
Total Distributions                                 (.51)      (.72)     (.74)    (.71)
Net asset value, end of period                     12.39      12.87     12.52    12.29
----------------------------------------------------------------------------------------
Total Return (%)                                     .52b      8.80      8.21     4.18
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets              .80b       .80       .80      .79
Ratio of net investment income
  to average net assets                             5.58b      5.68      6.01     5.61
Portfolio Turnover Rate                            66.20c    106.93    143.91   198.16
----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)              1,589      1,438       317      126

a  From November 1, 1995 (commencement of operations) to
   October 31, 1996.
b  Annualized.
c  Not annualized.


See notes to financial statements.

                                                                The Fund     15

----------------------------------------------------------------------------------------
                                          Six Months Ended
                                            April 30, 1999       Year Ended October 31,
                                                               -------------------------
Restricted Shares                              (Unaudited)      1998      1997      1996a
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                12.85      12.52     12.29     12.50
Investment Operations:
Investment income--net                                .36        .76       .77       .74
Net realized and unrealized gain (loss)
  on investments                                     (.31)       .32       .23      (.21)
Total from Investment Operations                      .05       1.08      1.00       .53
Distributions:
Dividends from investment income--net                (.37)      (.75)     (.77)     (.74)
Dividends from net realized gain on investments      (.16)        --        --        --
Total Distributions                                  (.53)      (.75)     (.77)     (.74)
Net asset value, end of period                      12.37      12.85     12.52     12.29
-----------------------------------------------------------------------------------------
Total Return (%)                                      .77b      8.90      8.49      4.45
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets               .55b       .55       .55       .55
Ratio of net investment income
  to average net assets                              5.83b      5.95      6.31      6.29
Portfolio Turnover Rate                             66.20c    106.93    143.91    198.16
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)             218,225    169,585   108,688    58,466

a From November 1, 1995 (commencement of operations) to October 31, 1996 b Annualized c Not annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the classes include the services offered to and the expenses borne by each class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions.
Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities
(excluding short-term investments, other than U.S. Treasury

                                                                The Fund     17

Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income:
Securities transactions are recorded on a trade date basis.
Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of tax-able income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions
With Affiliates:

(a) Investment management fee: Pursuant to an Investment
Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund.
The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually

                                                                The Fund     19
obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested
Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus
$5,000 for each joint Board meeting of The Dreyfus/Laurel
Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel
Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional
25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High
Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield
Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested
Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended April 30, 1999, Investor shares were charged $1,935 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $173,624,503 and $124,975,186, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $1,532,014, consisting of $930,127 gross unrealized appreciation and $2,462,141 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.


                                                 The Fund    21

For More Information

Dreyfus
Disciplined Intermediate Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  302/702SA994

Dreyfus Institutional
U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000- related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

       Contents
       THE FUND
---------------
    2  Letter from the President
    3  Discussion of Fund Performance
    6  Statement of Investments
    8  Statement of Assets and Liabilities
    9  Statement of Operations
   10  Statement of Changes in Net Assets
   11  Financial Highlights
   12  Notes to Financial Statements

   FOR MORE INFORMATION
-----------------------
       Back Cover

Dreyfus Institutional U.S. Treausury             The Fund
                   Money Market Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Laurie Carroll.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for most money market Funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional U.S. Treasury Money Market Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 1999, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 4.44%, and after taking into account the effect of compounding, the annualized effective yield was 4.54%.1 The Fund provided a total return of 2.22%,2 compared to the Lipper Institutional U.S. Treasury Money Market Funds category average total return of 2.19% for the same period.3 We attribute the Fund's competitive returns to the fact that the Fund owned longer- term securities, which enabled us to lock in higher returns in an environment characterized by declining interest rates.

What is the Fund's investment approach?

As a U.S. Treasury money market Fund, our goal is to provide shareholders with an investment vehicle that is made up of U.S. Treasury bills, also known as T-bills. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. To meet our investment goal, we invest in a portfolio of Treasury securities that are issued by the United States government as well as repurchase agreements that are backed by U.S. Treasuries. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the Fund seeks to add an incremental degree of safety to the portfolio. The Fund is required to maintain an average dollar-weighted maturity of 90 days or less.

During the past six-months, the returns offered by U.S. Treasury securities, such as those held in this Fund, have declined. That's because interest rates, which generally determine the returns for these types of investments, also declined during the period. For example, last


                                                                      The Fund 3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

November, the Federal Reserve Board lowered short-term interest rates to 4.75%, a move that came on the heels of two other back-to-back cuts. The Fed trimmed rates primarily in response to the global financial crisis that took place in September and October and in an attempt to stimulate what it believed was going to be slower domestic economic growth. However, to the surprise of many industry analysts, the U.S. economy exhibited strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

With short-term interest rates trending downward during the period, it gave even greater importance to a key aspect of our investment strategy: managing the portfolio's average maturity. By actively managing maturity, we attempt to increase income and preserve or enhance total return.

We consistently tried to keep our average maturity longer, rather than shorter. The Fund can invest in securities with a remaining maturity of up to 13 months. We kept our average maturity long during the period in anticipation of what we thought was a declining interest rate environment. As it turns out, that decision proved beneficial and when interest rates moved lower, we were able to lock in higher yields by owning longer-term U.S. Treasury bills. As of the end of the reporting period, the Fund's average maturity was 51 days.

What other factors influenced the Fund's performance?

During the period, the largest portion of the Fund's assets were invested in repurchase agreements backed by U.S. Treasuries. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers. The primary purpose of investing in repos is to provide liquidity to the Fund. However, because their rates were higher than comparable maturity T-bills during the period, they generated a higher return. During the six-month reporting period, we allocated approximately 50% of the Fund's assets to repos, a move that served to boost overall returns.

What is the Fund's current strategy?

We feel confident that our strategy of managing maturity as a way to attempt to add incremental yield to the portfolio is a prudent one. We currently plan to remain invested in securities that have longer maturity dates. We also intend to continue to take advantage of the higher yields associated with repurchase agreements, wherever possible. We believe these strategies will help us maintain a portfolio that is conservative in nature and can manage to provide investors with a competitive level of income, liquidity, preservation of capital, and a yield that reflects prevailing money market conditions.

May 13, 1999

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund, but also has the potential to make money.
2  Total return includes reinvestment of dividends.
3  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------
                                                       Annualized
                                                         Yield on
                                                          Date of        Principal
U.S. Treasury Bills--29.5%                            Purchase (%)       Amount ($)    Value ($)
-------------------------------------------------------------------------------------------------
   5/20/99                                                   4.47       35,000,000    34,918,353
   5/27/99                                                   4.26       25,000,000    24,923,444
   6/3/99                                                    4.40       50,000,000    49,799,021
   6/10/99                                                   4.26       25,000,000    24,882,361
   6/17/99                                                   4.25       25,000,000    24,862,264
   7/22/99                                                   4.27       25,000,000    24,759,410
Total U.S. Treasury Bills (cost $184,144,853)                                        184,144,853
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes--26.6%
-------------------------------------------------------------------------------------------------
   6.00%, 6/30/99                                            4.36       15,000,000    15,037,208
   6.75%, 6/30/99                                            4.31       15,000,000    15,056,435
   5.875%, 7/31/99                                           4.73       15,000,000    15,041,163
   6.875%, 7/31/99                                           4.49       15,000,000    15,087,487
   5.875%, 8/31/99                                           4.53       25,000,000    25,093,034
   5.75%, 9/30/99                                            4.53       15,000,000    15,061,798
   6.00%, 10/15/99                                           4.54       15,000,000    15,084,421
   5.875%, 11/15/99                                          4.53       25,000,000    25,171,007
   5.625%, 11/30/99                                          4.52       25,000,000    25,142,969
Total U.S. Treasury Notes (cost $165,775,522)                                        165,775,522
-------------------------------------------------------------------------------------------------
Repurchase Agreements--43.3%
-------------------------------------------------------------------------------------------------
Barclays De Zoette Wedd Securities, Inc.,
   Tri-Party Repurchase Agreement
   dated 4/30/99, due 5/3/99 in the amount of
   $50,020,333 (fully collateralized by $50,325,000
   U. S. Treasury Notes, 7.50% due 10/31/99,
   value $51,000,261)                                        4.88       50,000,000    50,000,000
Credit Suisse First Boston, Tri-Party Repurchase
   Agreement dated 4/30/99, due 5/3/99 in the
   amount of $25,010,062 (fully collateralized by
   $18,609,000 U. S. Treasury Bonds, 10.375%,
   due 11/15/20012,  $25,617,820).                           4.83       25,000,000    25,000,000
Donaldson, Lufkin & Jenrette Securities, Inc.,
   Tri-Party Repurchase Agreement
   dated 4/30/99, due 5/3/99 in the amount of
   $105,042,700 (fully collateralized by $33,146,000
    U. S. Treasury Notes, 5.625% to 6.625%,
   due from 10/31/99 to 4/30/2002,  $64,321,000,
   U.S. Treasury Bonds, 5.25%-10.375% , due from
   11/15/2012 to 11/15/2028, value $107,300,374).            4.88      105,000,000   105,000,000

-------------------------------------------------------------------------------------------------
                                                        Annualized
                                                          Yield on
                                                           Date of        Principal
Repurchase Agreements (continued)                      Purchase (%)      Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Tri-Party Repurchase
  Agreement dated 4/30/99, due 5/3/99 in the
  amount of $89,970,868 (fully collateralized by
  $69,596,000 U.S. Treasury Bonds,
  7.25%-13.875%, due from 5/15/2011 to
  8/15/2022, value $91,733,631).                              4.89      89,934,220     89,934,220
Total Repurchase Agreements
  (cost $269,934,220)                                                                 269,934,220
-------------------------------------------------------------------------------------------------
Total Investments (cost $619,854,595)                        99.4%                    619,854,595
Cash and Receivables (Net)                                     .6%                      3,476,302
Net Assests                                                 100.0%                    623,330,897

See notes to financial statements.

                                                                The Fund     7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------
                                                                         Cost            Value
----------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $269,934,220
   --Note 1(c)                                                    619,854,595      619,854,595
Cash                                                                                   847,093
Interest receivable                                                                  2,775,211
                                                                                   623,476,899
----------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                           69,613
Due to Distributor                                                                      76,389
                                                                                       146,002
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                     623,330,897
----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                    623,331,274
Accumulated net realized gain (loss) on investments                                       (377)
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                     623,330,897
----------------------------------------------------------------------------------------------
Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)                     623,331,278
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($)                              1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Interest Income                                                      15,536,030
Expenses:
Management fee--Note 2(a)                                               495,992
Shareholder servicing costs--Note 2(b)                                  495,992
Total Expenses                                                          991,984
Investment Income--Net                                               14,544,046
Net Realized Gain (Loss) on Investments--Note 1(b)                         (377)
Net Increase in Net Assets Resulting From Operations                 14,543,669

See notes to financial statements.

                                                                The Fund     9

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1999        Year Ended
                                                              (Unaudited) October 31, 1998
------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                        14,544,046        34,828,869
Net realized gain (loss) from investments                           (377)          160,744
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                  14,543,669        34,989,613
------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                       (14,544,046)      (34,828,869)
Net realized gain on investments                                (160,744)          (45,754)
Total Dividends                                              (14,704,790)      (34,874,623)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold                              2,745,126,611     5,042,928,785
Dividends reinvested                                           1,999,536         8,151,415
Cost of shares redeemed                                   (2,768,931,627)   (5,182,623,861)
Increase (Decrease) in Net Assets from Capital Stock
   Transactions                                              (21,805,480)     (131,543,661)
Total Increase (Decrease) in Net Assets                      (21,966,601)     (131,428,671)
------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                          645,297,498       776,726,169
End of Period                                                623,330,897       645,297,498

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

--------------------------------------------------------------------------------------------
                       Six Months Ended                      Year Ended October 31,
                         April 30, 1999       ----------------------------------------------
                             (Unaudited)       1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
   beginning of period ($)         1.00        1.00      1.00      1.00      1.00      1.00
Investment Operations:
Investment income--net             .022        .051      .050      .051      .054      .035
Distributions:
Dividends from investment
   income--net                    (.022)      (.051)    (.050)    (.051)    (.054)    (.035)
Net asset value, end of period     1.00        1.00      1.00      1.00      1.00      1.00
--------------------------------------------------------------------------------------------
Total Return (%)                   4.48a       5.22      5.16      5.17      5.57      3.55
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
   net assets                       .30a        .30       .30       .30       .30       .30b
Ratio of net investment income
   to average net assets           4.40a       5.10      5.04      5.06      5.44      3.55
--------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                  623,331     645,297   776,726   666,360   767,948   586,778

a  Annualized.
b Annualized expense ratio before reimbursement of expenses by the Manager for the year ended October 31, 1994 was .31%.

See notes to financial statements.

                                                                The Fund     11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including, the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund     13

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 1999, the Fund was charged $495,992 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

                                                                The Fund     15

NOTES

For More Information

Dreyfus
Institutional U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999, Dreyfus Service Corporation  930SA994


Dreyfus Institutional
Government Money
Market Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
   8  Statement of Assets and Liabilities
   9  Statement of Operations
  10  Statement of Changes in Net Assets
  11  Financial Highlights
  12  Notes to Financial Statements
      FOR MORE INFORMATION
--------------------------
      Back Cover

Dreyfus Institutional Government            The Fund
               Money Market Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Government Money Market Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Laurie Carroll.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for most money market funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Government Money Market Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 1999, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 4.57%, and after taking into account the effect of compounding, the annualized effective yield was 4.67%.1 The Fund provided a total return of 2.29%,2 compared to the Lipper Institutional U.S. Government Money Market Funds category average total return of 2.32% for the same period.3 We attribute the Fund's competitive returns to the fact that the Fund's relatively long average portfolio maturity-owned longer-term securities, which enabled us to lock in higher returns in an environment characterized by declining interest rates.

What is the Fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high-quality income-producing securities that are also very liquid in nature; that is, that they can be converted to cash quickly. To meet that goal, we invest in a portfolio of high-quality, short-term debt securities that are issued by the United States government or its agencies or instrumentalities, including U.S. Treasuries, as well as repurchase agreements backed by U.S. Treasuries. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

During the past six months, the returns offered by government money market securities, such as those held in this Fund, have declined. That's because interest rates, which generally determine the returns for these types of investments, also declined during the period. For example, last November, the Federal Reserve Board lowered short-term interest rates to 4.75%, a move that

                                                                The Fund      3
came on the heels of two other back-to-back cuts. The Fed trimmed rates primarily in response to the global financial crisis that took place in September and October and in an attempt to stimulate what it believed was going to be slower domestic economic growth. However, to the surprise of many industry analysts, the U.S. economy exhibited strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

With short-term interest rates trending downward during the period, it gave even greater importance to a key aspect of our investment strategy: managing the portfolio's average maturity. By actively managing maturity, we attempt to increase income and preserve or enhance total return.

We consistently tried to keep our average maturity longer, rather than shorter. The Fund can invest in securities with a maturity of up to 13 months. We kept our average maturity long during the period in anticipation of what we thought would be a declining interest rate environment. As it turns out, that decision proved beneficial and, as interest rates moved lower, we were able to lock in higher yields by owning longer-term securities. As of the end of the reporting period, the Fund's average maturity was 39 days.

What other factors influenced the Fund's performance?

In this Fund, we purchase U.S. Treasuries and other securities that are issued by U.S. government-sponsored entities, as well as repurchase agreements that are backed by U.S. Treasuries. Examples of the Fund's agency bonds include those issued by Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Mortgage Corporation and Federal National Mortgage Association.

As of April 30, the largest portion of the Fund's assets were invested in repurchase agreements. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized with U.S.

Treasuries. The primary purpose of investing in repos is to provide liquidity to the Fund. However, because their rates were higher than comparable maturity T-bills during the period, they generated a higher return. Accordingly, we allocated approximately 25% of the Fund's assets to repos, a move that served to boost overall returns.

What is the Fund's current strategy?

We feel confident that our strategy of managing maturity as a way to attempt to add incremental yield to the portfolio is a prudent one. To that end, we currently plan to remain invested in securities that have longer maturity dates. We also intend to continue to take advantage of the higher yields associated with repurchase agreements, wherever possible. Using these strategies, we believe we've created a portfolio that is conservative in nature and can provide investors with a competitive level of income, liquidity and preservation of capital.

May 13, 1999

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, but also has the potential to make money.
2   Total return includes reinvestment of dividends.
3   Source: Lipper Analytical Services, Inc.
                                                                The Fund      5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                            Annualized
                                              Yield on
                                               Date of   Principal
U.S. Government Agencies--70.5%            Purchase (%)  Amount ($)   Value ($)
-------------------------------------------------------------------------------
Federal Farm Credit Banks, Notes
   5/3/99                                          4.54  10,000,000  10,000,000
   6/1/99                                          4.76  15,000,000  15,000,000
   7/1/99                                          4.72  10,000,000  10,000,000
   8/2/99                                          4.59   5,000,000   5,000,000
   9/1/99                                          4.76   5,000,000   5,000,000
   10/1/99                                         4.75   5,000,000   5,000,000
Federal Home Loan Banks, Discount Notes
   6/23/99                                         4.73  10,000,000   9,931,836
   10/8/99                                         4.75   5,000,000   4,898,222
   12/31/99                                        4.74   5,000,000   4,846,483
Federal Home Loan Mortgage Corp., Discount Notes
   5/14/99                                         4.81   5,000,000   4,991,424
   5/18/99                                         4.84   5,000,000   4,988,690
   5/20/99                                         4.79   5,000,000   4,987,505
   6/10/99                                         4.74   7,300,000   7,261,878
   6/15/99                                         4.88   5,000,000   4,969,938
   9/9/99                                          4.79   5,000,000   4,914,486
Federal National Mortgage Association, Discount Notes
   5/6/99                                          4.78   5,000,000   4,996,722
   5/10/99                                         4.77   5,000,000   4,994,113
   5/19/99                                         4.79   5,000,000   4,988,163
   6/4/99                                          4.86   5,000,000   4,977,333
   6/11/99                                         4.74  10,000,000   9,947,042
   7/13/99                                         4.76   5,000,000   4,952,347
   8/24/99                                         4.78   2,841,000   2,798,346
Federal National Mortgage Association,
   Floating Rate Notes
   5/28/99a                                        4.93  20,000,000   9,998,842
Total U.S. Government Agencies (cost $159,443,370)                  159,443,370
-------------------------------------------------------------------------------

Repurchase Agreements--29.1%
-------------------------------------------------------------------------------
Barclays De Zoette Wedd Securities Inc.,
   Tri-Party Repurchase Agreement
   dated 4/30/99, due 5/3/99 in the amount
   of $10,004,067 (fully collateralized by
   $10,065,000 U.S. Treasury Notes 7.50%,
   due 10/31/99, value $10,200,052)                4.88  10,000,000  10,000,000

-------------------------------------------------------------------------------
                                            Annualized
                                              Yield on
                                               Date of   Principal
Repurchase Agreements (continued)          Purchase (%)  Amount ($)   Value ($)
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Inc.,
   Tri-Party Repurchase Agreement
   dated 4/30/99, due 5/3/99 in the amount
   of $10,004,067 (fully collateralized by
   $9,762,000 U.S. Treasury Notes 5.75%,
   due 11/30/2002, value $10,200,011)              4.88  10,000,000  10,000,000
Goldman, Sachs & Co., Tri-Party Repurchase
   Agreement dated 4/30/99, due 5/3/99 in
   the amount of $45,781,900 (fully
   collateralized by $47,462,000 U.S.
   Treasury Bonds 5.50%, due 8/15/2028,
   value $46,679,309)                              4.89  45,763,251  45,763,251
Total Repurchase Agreements (cost $65,763,251)                       65,763,251
-------------------------------------------------------------------------------
Total Investments (cost $225,206,621)              99.6%            225,206,621
Cash and Receivables (Net)                           .4%                874,515
Net Assets                                        100.0%            226,081,136

a  Variable interest rate-subject to periodic change.
See notes to financial statements.

                                                                The Fund      7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                          Cost            Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--
   See Statement of Investments
   (including Repurchase Agreements
   of $65,763,251)--Note 1 (c)                     225,206,621     225,206,621
Cash                                                                    40,347
Interest receivable                                                    908,820
                                                                   226,155,788
-------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           43,709
Due to Distributor                                                      30,943
                                                                        74,652
-------------------------------------------------------------------------------
Net Assets ($)                                                     226,081,136
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    226,195,208
Accumulated net realized gain (loss) on investments                   (114,072)
-------------------------------------------------------------------------------
Net Assets ($)                                                     226,081,136
-------------------------------------------------------------------------------
Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)
                                                                   226,195,208
Net Asset Value, offering and redemption price per share ($)              1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Interest Income                                                      6,247,288
Expenses:
Management fee--Note 2(a)                                              192,190
Shareholder servicing costs--Note 2(b)                                 192,190
Total Expenses                                                         384,380
Investment Income--Net                                               5,862,908
-------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments--Note 1(b)                     (31,649)
Net Increase in Net Assets Resulting From Operations                 5,831,259

See notes to financial statements.

                                                                The Fund      9

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999        Year Ended
                                                 (Unaudited)  October 31, 1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                             5,862,908        11,522,861
Net realized gain (loss) from investments            (31,649)          (68,460)
Net Increase (Decrease) in Net Assets
   Resulting from Operations                       5,831,259        11,454,401
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                            (5,862,908)      (11,522,861)
-------------------------------------------------------------------------------
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold                  1,234,825,004     2,124,520,629
Dividends reinvested                                 198,081           618,577
Cost of shares redeemed                       (1,352,898,412)   (1,972,935,967)
Increase (Decrease) in Net Assets from
   Capital Stock Transactions                   (117,875,327)      152,203,239
Total Increase (Decrease) in Net Assets         (117,906,976)      152,134,779
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of period                              343,988,112       191,853,333
End of period                                    226,081,136       343,988,112

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                   April 30,
                                        1999                 Year Ended October 31,
                                                ------------------------------------------------
                                 (Unaudited)      1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of
  period                               1.00       1.00      1.00      1.00     1.00       1.00
Investment Operations:
Investment income--net                 .023       .052      .052      .051     .056       .036
Distributions:
Dividends from investment
   income--net                        (.023)     (.052)    (.052)    (.051)   (.056)     (.036)
Net asset value, end of period         1.00       1.00      1.00      1.00     1.00       1.00
------------------------------------------------------------------------------------------------
Total Return (%)                       4.62*      5.36      5.28      5.25     5.71       3.63
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
   net assets                           .30*       .30       .30       .30      .30        .30
Ratio of net investment income
   to average net assets               4.58*      5.22      5.14      5.14     5.55       3.60
------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                      226,081    343,988   191,853   295,434  515,812    470,007

*  Annualized.
See notes to financial statements.

                                                                The Fund     11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                The Fund     13

The Fund has an unused capital loss carryover of approximately $82,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $14,000 of the carryover expires in fiscal 2005 and $68,000 expires in fiscal 2006.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates, to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 1999, the Fund was charged $192,190 pursuant to the Plan. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

                                                                The Fund    15

For More Information

Dreyfus Institutional Government
Money Market Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N..A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999, Dreyfus Service Corporation                         919SA994


Dreyfus Premier
Midcap Stock Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)
The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      The Fund
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  11  Statement of Assets and Liabilities
  12  Statement of Operations
  13  Statement of Changes in Net Assets
  15  Financial Highlights
  18  Notes to Financial Statements
  For More Information
----------------------
     Back Cover

Dreyfus Premier
Midcap Stock Fund

The Fund

Letter From The President
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, John O'Toole.

The past six months have been rewarding for many equity investors. The Federal Reserve Board's lowering of short-term interest rates in the Fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

However, until near the end of the six-month period, mid-cap stocks continued to lag their larger counterparts substantially. For most of the reporting period, investors continued to favor large companies with predictable earnings and tended to avoid mid-sized companies with shorter track records. In April, however, many mid-cap stocks began to rally as investors, became increasingly attracted by their valuation levels. In a global economic environment currently characterized by fewer concerns, investors appear to have become somewhat more comfortable with stocks other than the largest cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Midcap Stock Fund.
Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

Discussion of Fund Performance
------------------------------
John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

The Fund's total return for the six-month period ended April 30, 1999 was 13.76% for Class A shares, 13.36% for Class B shares, 13.34% for Class C shares and 13.87% for Class R shares.1 The total return for the Standard & Poor's MidCap 400 Index (S&P 400), the Fund's benchmark, was 18.86% for the same period.2

What is the Fund's investment approach?

The Fund invests primarily in a blended portfolio of growth and value stocks of mid-cap companies chosen through a disciplined process that combines computer analysis with human judgement. The quantitatively driven valuation process identifies and ranks approximately 2,500 mid-capitalization stocks as an attractive, neutral or unattractive investment, based on approximately 15 different valuation inputs. Then our investment management team conducts fundamental research on each stock, which ultimately results in their buy and sell recommendations. The Fund seeks to own the best performing stocks within each economic sector of the S&P 400. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the portfolio's performance.

The quantitative valuation process used in the management of the Fund is based upon the degree to which companies are exposed to a series of fundamentally based valuation factors. Some examples of these factors would include consensus earnings estimates, profit margin, and growth in cash flow. We believe that these types of fundamental factors can have an important influence on stock returns. We then establish weights for each of our factors based upon a statistical analysis of which factors are being rewarded by investors, making adjustments along the way for the uniqueness of various

                                                                The Fund     3
industries and economic sectors. An example of this process may be that we see the equity markets rewarding companies with strong growth in cash flow. If this is the case, we would then add more weight to our growth in cash flow factor. We then take the output of the valuation process, and build a portfolio that is economic sector neutral compared to the S&P 400, and as is practical fully invested. Our goal is to build a broadly diversified portfolio of mid-capitalization stocks that allows individual stock selection based upon our quantitative valuation model to provide the returns to meet our performance objectives.

What other factors influenced the Fund's performance?

We are obviously disappointed by the performance of the Fund for the period under review. Our quantitative valuation process used by the Manager did not perform up to expectations over the past six-month period. Stock selection was especially negative in December 1998 and April 1999. In December, performance was impacted by our holding in BMC Software. This company provides enterprise software products, and that industry was generally under price pressures in late 1998. In April, the Fund felt a negative impact by not having a position in two large Index members: E*Trade Group and QUALCOMM, which had large positive movements in price during the month.

Some issues that had a positive impact upon return over the period under review include Biogen, Best Buy, and SABRE Group Holdings Cl. A. Biogen is a company that provides pharmaceutical products, and performed well during the period on the strength of its very successful drug that treats multiple sclerosis. Best Buy is a retailer of personal computers, consumer electronics, and major appliances, and continues to benefit from the strong domestic economy and booming consumer spending. Finally, SABRE Group Holdings provides both traditional and web-based travel reservation services, and has benefited especially from increased interest in firms providing services over the internet.

What is the Fund's current strategy?

We continue to follow our quantitatively driven valuation model and our economic sector neutral portfolio construction process. Over the past six months, we have seen our valuation model move from a modest emphasis on our earnings oriented factors to a more neutral weighting between our earnings and price based factors. Our goal remains to use our valuation model to allow us to pick the best performing mid-capitalization stocks in each economic sector.

May 13, 1999x

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge on redemptions in the case of Class B and Class C shares.
2 Source: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks--98.8%                                      Shares       Value ($)
-------------------------------------------------------------------------------
Basic Industries--7.2%
Caraustar Industries                                      66,600      1,698,300
Centex Construction Products                              34,700      1,227,513
Crompton & Knowles                                        72,000      1,458,000
Cytec Industries                                          48,400  a   1,376,375
FMC                                                       18,800  a   1,222,000
Georgia-Pacific (Timber Group)                            25,800        664,350
Lennar                                                    41,500      1,003,781
Louisiana-Pacific                                         44,900        934,481
Millennium Chemicals                                      77,600      2,095,200
Solutia                                                   60,500      1,474,687
Vulcan Materials                                          26,900      1,284,475
                                                                     14,439,162
Capital Spending--19.8%
Allied Waste Industries                                   43,400  a     767,637
American Power Conversion                                 39,900  a   1,316,700
Apple Computer                                            24,500  a   1,127,000
BMC Software                                              41,000  a   1,765,562
Cadence Design Systems                                    42,300  a     573,694
Citrix Systems                                            21,000  a     892,500
Computer Task Group                                       30,000        558,750
Compuware                                                 53,900  a   1,313,813
Convergys                                                 62,900  a   1,171,512
Crane                                                     48,700      1,409,256
DST Systems                                               14,800  a     862,100
Graco                                                     26,500        834,750
Gulfstream Aerospace                                      35,900  a   1,750,125
Hertz, Cl. A                                              50,200      2,996,312
Infoseek                                                   9,500  a     485,094
Legato Systems                                            24,500  a     990,719
Lexmark International Group, Cl. A                        23,600  a   2,914,600
MindSpring Enterprises                                    14,600  a   1,415,287
NCR                                                       48,900  a   2,004,900
Network Associates                                        52,500  a     695,625
Premark International                                     39,600      1,457,775
Quintiles Transnational                                   54,500  a   2,210,656
Robert Half International                                 28,500  a     680,437
SABRE Group Holdings, Cl. A                               58,300  a   3,038,888
Snyder Communications                                     27,000  a     793,125

-------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares       Value ($)
-------------------------------------------------------------------------------
Capital Spending (continued)
Sterling Software                                         41,300  a     854,394
Sundstrand                                                19,600      1,406,300
Trinity Industries                                        38,700      1,347,244
VERITAS Software                                           9,500  a     674,500
Young & Rubicam                                           27,800  a   1,106,787
                                                                     39,416,042
Consumer Cyclical--16.5%
Abercrombie & Fitch, Cl.A                                 19,900  a   1,892,987
Best Buy                                                  85,800  a   4,096,950
Bob Evans Farms                                           47,500        869,844
Dollar Tree Stores                                        39,100  a   1,427,150
Federal-Mogul                                             20,900        916,987
Furniture Brands International                            56,900  a   1,426,056
Harley-Davidson                                           35,000      2,086,875
Hearst-Argyle Television, Cl. A                           32,127  a     819,238
IHOP                                                       7,600  a     347,700
International Game Technology                             52,300        928,325
King World Productions                                    25,200  a     888,300
Knight-Ridder                                             17,500        941,719
Leggett & Platt                                           44,700      1,030,894
Magna International, Cl. A                                 8,500        507,875
McClatchy, Cl.A                                           27,900      1,000,912
Meritor Automotive                                        42,700        904,706
Miller (Herman)                                           39,000        777,562
Nautica Enterprises                                       36,700  a     497,744
Pulitzer                                                  19,600        878,325
Ross Stores                                               52,900      2,430,094
Supervalu                                                 42,800        893,450
TJX Cos.                                                  85,300      2,841,556
U.S. Foodservice                                          21,800  a     916,962
V.F                                                       29,700      1,529,550
Zale                                                      55,000  a   2,079,687
                                                                     32,931,448
Consumer Staples--3.9%
Dial                                                      46,100      1,567,400
Earthgrains                                               28,000        593,250
Hormel Foods                                              32,400      1,190,700
Lancaster Colony                                          35,100      1,035,450

                                                                The Fund     7

-------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares       Value ($)
-------------------------------------------------------------------------------
Consumer Staples (continued)
Lauder (Estee)                                            12,200      1,221,525
Universal Foods                                          102,500      2,152,500
                                                                      7,760,825
Electronics--9.3%
Altera                                                    58,800  a   4,248,300
Jabil Circuit                                             33,600  a   1,564,500
Linear Technology                                         60,700      3,452,312
Maxim Integrated Products                                 65,800  a   3,684,800
RF Micro Devices                                          11,500  a     642,562
Sanmina                                                   30,000  a   1,991,250
Vitesse Semiconductor                                     36,300  a   1,681,144
Waters                                                    11,500  a   1,208,937
                                                                     18,473,805
Energy--6.8%
ENSCO International                                       45,700        848,306
El Paso Energy                                            44,900      1,650,075
KeySpan Energy                                            51,500      1,377,625
NICOR                                                     30,100      1,094,888
National Fuel Gas                                         40,200      1,758,750
Questar                                                   53,700        976,669
R&B Falcon                                                41,930  a     419,300
Sunoco                                                    43,600      1,558,700
Tidewater                                                 23,100        612,150
Tosco                                                     35,900        960,325
Transocean Offshore                                       42,100      1,249,844
Vastar Resources                                          20,500      1,124,938
                                                                     13,631,570
Health Care--8.0%
Bergen Brunswig, Cl. A                                    44,900        853,100
Biogen                                                    49,600  a   4,715,100
Biomet                                                    52,900      2,168,900
Centocor                                                  26,800  a   1,189,250
Lincare Holdings                                          39,700  a   1,176,113
MedImmune                                                 14,400  a     793,800
PacifiCare Health Systems, Cl. B                          11,600  a     925,463

-------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares       Value ($)
-------------------------------------------------------------------------------
Health Care (continued)
Patterson Dental                                          10,800  a     389,475
STERIS                                                    92,700  a   1,645,425
Watson Pharmaceuticals                                    48,900  a   1,980,450
                                                                     15,837,076
Interest Sensitive--15.9%
AFLAC                                                     71,900      3,900,575
CMAC Investment                                           23,600      1,082,650
Centura Banks                                             15,400        917,263
City National                                             58,700      2,267,288
Cullen/Frost Bankers                                      28,000      1,510,250
Dime Bancorp                                              44,200      1,019,363
Edwards (A.G.)                                            47,100      1,648,500
First Tennessee National                                  56,400      2,432,250
Golden West Financial                                     13,500      1,351,688
Mercantile Bankshares                                     46,000      1,702,000
Nationwide Financial Services, Cl. A                      34,500      1,599,938
North Fork Bancorporation                                 46,500      1,046,250
Old Kent Financial                                        46,900      2,216,025
PMI Group                                                 28,300      1,579,494
Paine Webber Group                                        27,800      1,304,863
Regions Financial                                         49,700      1,876,175
RenaissanceRe Holdings                                    13,600        424,150
T. Rowe Price Associates                                  52,000      1,959,750
Wilmington Trust                                          10,700        657,381
Zions Bancorporation                                      17,500      1,167,031
                                                                     31,662,884
Mining and Metals--.6%
AK Steel Holding                                          30,500        793,000
Cleveland-Cliffs                                           9,200        366,275
                                                                      1,159,275
Transportation--1.7%
Alaska Air Group                                          26,300  a   1,158,844
Kansas City Southern Industries                           22,300      1,328,244
Royal Caribbean Cruises                                   24,700        912,356
                                                                      3,399,444

                                                                The Fund     9

STATEMENT OF INVESTMENTS (Unaudited)(continue)

-------------------------------------------------------------------------------
Common Stocks (continued)                                 Shares       Value ($)
-------------------------------------------------------------------------------
Utilities--9.1%
Allegheny Energy                                          36,700      1,250,094
BEC Energy                                                71,300      3,030,250
Century Telephone Enterprises                             46,950      1,889,738
Energy East                                               72,000      1,903,500
IPALCO Enterprises                                        91,400      2,107,912
OGE Energy                                                89,700      2,124,769
Pinnacle West Capital                                     56,400      2,189,025
SCANA                                                     69,900      1,642,650
Sierra Pacific Resources                                  35,100      1,250,438
TECO Energy                                               36,400        775,775
                                                                     18,164,151
Total Common Stocks
  (cost $180,396,410)                                               196,875,682

<CAPTION
                                                       Principal
Short-Term Investments--1.2%                           Amount ($)     Value ($)
Repurchase Agreements;
  Goldman Sachs & Co.,
  Tri-Party Repurchase Agreement, 4.89%
  dated 4/30/1999 to be repurchased
  at $2,346,956 on 5/3/99,
  collateralized by $2,278,000 U.S.
  Treasury Notes, 5.625% due
  5/15/2008, value $2,393,887
  (cost $2,346,000)                                    2,346,000      2,346,000
Total Investments (cost $182,742,410)                     100.0%    199,221,682
Cash and Receivables (Net)                                   .0%         70,808
Net Assets                                                100.0%    199,292,490

a  Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                            Cost          Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)            182,742,410    199,221,682
Cash                                                                    380,243
Receivable for shares of Capital Stock subscribed                       371,326
Dividends and interest receivable                                       147,309
                                                                    200,120,560
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           193,944
Due to Distributor                                                       25,722
Payable for shares of Capital Stock redeemed                            608,354
Loan commitment fees payable                                                 50
                                                                        828,070
Net Assets ($)                                                      199,292,490
Composition of Net Assets ($):
Paid-in capital                                                     181,786,149
Investment (loss)                                                      (151,906)
Accumulated net realized gain (loss) on investments                   1,178,975
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             16,479,272
Net Assets ($)                                                      199,292,490

-------------------------------------------------------------------------------
Net Asset Value Per Share
                              Class A       Class B       Class C       Class R
-------------------------------------------------------------------------------
Net assets ($)               102,379,599   23,348,173    5,030,187   68,534,531
Shares Outstanding             6,320,149    1,455,789      313,298    4,215,289
Net Asset Value Per Share ($)      16.20        16.04        16.06        16.26

See notes to financial statements.

                                                                The Fund     11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Cash dividends (net of $1,600 foreign taxes withheld at source)         926,078
Interest                                                                121,055
Total Income                                                          1,047,133
Expenses:
Management fee--Note 2(a)                                               968,317
Distribution and service fees--Note 2(b)                                230,434
Loan commitment fees--Note 4                                                288
Total Expenses                                                        1,199,039
Investment (Loss)                                                      (151,906)
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                               4,259,294
Net unrealized appreciation (depreciation) on investments            15,194,230
Net Realized and Unrealized Gain (Loss) on Investments               19,453,524
Net Increase In Net Assets Resulting from Operations                 19,301,618

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                          Six Months Ended
                                            April 30, 1999         Year Ended
                                                (Unaudited)  October 31, 1998a,b
-------------------------------------------------------------------------------
Operations ($):
Investment (loss)--net                            (151,906)           (83,422)
Net realized gain (loss) on investments          4,259,294         (3,136,094)
Net unrealized appreciation (depreciation)
  on investments                                15,194,230         (5,105,472)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                     19,301,618         (8,324,988)
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                          --             (4,238)
Class R shares                                          --            (64,231)
Net realized gain on investments:
Class A shares                                          --         (1,209,970)
Class R shares                                          --         (4,651,856)
Total Dividends                                         --         (5,930,295)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                  74,578,216         40,740,337
Class B shares                                   5,975,935         19,859,177
Class C shares                                   1,820,482          4,197,511
Class R shares                                  18,400,535         66,281,293
Dividends reinvested:
Class A shares                                          --          1,166,625
Class R shares                                          --          4,473,465
Cost of shares redeemed:
Class A shares                                 (18,772,506)        (7,916,760)
Class B shares                                  (1,913,544)          (863,005)
Class C shares                                    (768,850)          (189,956)
Class R shares                                 (11,837,492)       (39,601,301)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                    67,482,776         88,147,386
  Total Increase (Decrease) in Net Assets       86,784,394         73,892,103
Net Assets ($):
Beginning of Period                            112,508,096         38,615,993
End of Period                                  199,292,490        112,508,096

a Effective January 16, 1998, Investor shares and Restricted shares are redesignated Class A shares and Class R shares, respectively.
b  The Fund commenced selling Class B and Class C shares January 16, 1998.

See notes to financial statements.

                                                                The Fund     13

-------------------------------------------------------------------------------
                                          Six Months Ended
                                            April 30, 1999         Year Ended
                                                (Unaudited)  October 31, 1998a,b
-------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                      4,829,163          2,705,902
Shares issued for dividends reinvested                  --             82,408
Shares redeemed                                 (1,195,572)          (504,168)
Net Increase (Decrease) in Shares Outstanding    3,633,591          2,284,142
Class B
Shares sold                                        387,143          1,253,924
Shares redeemed                                   (122,925)           (62,353)
Net Increase (Decrease) in Shares Outstanding      264,218          1,191,571
Class C
Shares sold                                        116,729            259,755
Shares redeemed                                    (49,420)           (13,766)
Net Increase (Decrease) in Shares Outstanding       67,309            245,989
Class R
Shares sold                                      1,194,985          4,094,892
Shares issued for dividends reinvested                  --            331,341
Shares redeemed                                   (753,723)        (2,517,205)
Net Increase (Decrease) in Shares Outstanding      441,262          1,909,028

a Effective January 16, 1998, Investor shares and Restricted shares are redesignated Class A shares and Class R shares, respectively.
b  The Fund commenced selling Class B and Class C shares January 16, 1998.

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------
                           Six Months
                                Ended
                             April 30,
                                  1999                Year Ended October 31,
Class A Shares              (Unaudited)     1998a     1997     1996     1995     1994b
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                      14.24     17.02     14.36    11.92     9.75    10.00
Investment Operations:
Investment income (loss)--net       --      (.01)      .02      .04      .09      .05
Net realized and unrealized
  gain (loss) on investments      1.96      (.29)     4.79     2.98     2.17     (.26)
Total from Investment Operations  1.96      (.30)     4.81     3.02     2.26     (.21)
Distributions:
Dividends from investment
  income--net                       --      (.01)     (.01)    (.05)    (.09)    (.04)
Dividends from net realized
  gain on investments               --     (2.47)    (2.14)    (.53)      --       --
Total Distributions                 --     (2.48)    (2.15)    (.58)    (.09)    (.04)
Net asset value, end of period   16.20     14.24     17.02    14.36    11.92     9.75
Total Return (%) c               13.76d    (2.16)    38.40    26.29    23.39    (2.06)d
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                       .67d     1.35      1.35     1.35     1.35      .80d
Ratio of net investment
  income (loss) to average
  net assets                      (.08)d    (.19)      .16      .28      .86      .42d
Portfolio Turnover Rate          37.36d    78.02     81.87    90.93    71.00    83.00d
Net Assets, end of period
  ($ x 1,000)                  102,380    38,267     6,847    3,205    1,417       54

a  Effective January 16, 1998, Investor shares were redesignated as Class A shares.
b  The Fund commenced selling Investor shares on April 6, 1994.
c  Exclusive of sales load.
d  Not annualized.

See notes to financial statements.

                                                                The Fund     15

<CAPTON>
---------------------------------------------------------------------------------------------------
                                      Class B Shares                        Class C Shares
                          -------------------------------------------------------------------------
                          Six Months Ended                      Six Months Ended
                            April 30, 1999         Year Ended     April 30, 1999         Year Ended
                                (Unaudited)  October 31, 1998a        (Unaudited)  October 31, 1998a
---------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                          14.16              14.65            14.17              14.65
Investment Operations:
Investment (loss)--net                (.05)              (.06)            (.05)              (.06)
Net realized and unrealized
  gain (loss) on investments          1.93               (.43)            1.94               (.42)
Total from Investment Operations      1.88               (.49)            1.89               (.48)
Net asset value, end of period       16.04              14.16            16.06              14.17
Total Return (%) b,c                 13.36              (3.41)           13.34              (3.28)
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets c                        1.04               1.66             1.04               1.66
Ratio of net investment
  (loss) to average
  net assets c                        (.45)              (.77)            (.45)              (.77)
Portfolio Turnover Rate              37.36c             78.02            37.36c             78.02
Net Assets, end of period
  ($ x 1,000)                       23,348             16,867            5,030              3,485

a From January 16, 1998 (commencement of initial offering) to October 31, 1998. b Exclusive of sales load.
c  Not annualized.

See notes to financial statements.


-------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                             April 30, 1999                Year Ended October 31,
Class R Shares                   (Unaudited)     1998a     1997     1996     1995     1994b
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                           14.28     17.03     14.36    11.92     9.76    10.00
Investment Operations:
Investment income--net                  .01       .01       .05      .07      .12      .09
Net realized and unrealized
  gain (loss) on investments           1.97      (.26)     4.80     2.98     2.16     (.27)
Total from Investment Operations       1.98      (.25)     4.85     3.05     2.28     (.18)
Distributions:
Dividends from investment
  income--net                            --      (.03)     (.04)    (.08)    (.12)    (.06)
Dividends from net realized
  gain on investments                    --     (2.47)    (2.14)    (.53)      --       --
Total Distributions                      --     (2.50)    (2.18)    (.61)    (.12)    (.06)
Net asset value, end of period        16.26     14.28     17.03    14.36    11.92     9.76
Total Return (%)                      13.87c    (1.88)    38.88    26.61    23.57    (1.77)c
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                            .54c     1.10      1.10     1.10     1.10     1.13c,d
Ratio of net investment
  income to average
  net assets                            .04c      .05       .42      .57     1.11      .95c
Portfolio Turnover Rate               37.36c    78.02     81.87    90.93    71.00    83.00c
Net Assets, end of period
  ($ x 1,000)                        68,535    53,888    31,769   15,644   12,129   18,169

a  Effective January 16, 1998, Restricted shares were redesignated as Class
   R shares.
b  The Fund commenced operations on November 12, 1993.
c  Not annualized.
d Net annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.48%.

See notes to financial statements.

                                                                The Fund    17

NOTES TO FINANCIAL TATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the Fund) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 Midcap Index. The Dreyfus Corporation (the Manager) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (Mellon
Bank).

Premier Mutual Fund Services, Inc. (the Distributor) is the distributor of the Fund's shares. The Fund is authorized to issue 288 million shares of $.001 par value Capital Stock. The Fund currently offers four classes of shares:
Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class R shares (66 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (CDSC). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its

                                                                The Fund     19
rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Financial Futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to mark to market on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1999, there were no financial futures contracts outstanding.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $2,977,000 available for Federal income tax purposes to be applied against future net security profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Investment Management Fee And
Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the Dreyfus/Laurel Funds) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended

                                                                The Fund     21
that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,078 during the period ended April 30, 1999 from commissions earned on sales of Fund shares.

(b) Distribution and service plan: Under the Fund's Distribution Plan (the
Plan) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $106,809, $77,082 and $15,637, respectively, pursuant to the Plan and Class B and Class C shares were charged $25,694 and $5,212, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $131,060,826 and $63,319,005, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $16,479,272, consisting of $29,087,496 gross unrealized appreciation and $12,608,224 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (Facility) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

                                                                The Fund     23

For More Information

Dreyfus Premier
Midcap Stock Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

 1999, Dreyfus Service Corporation  330/730SA994


Dreyfus Bond Market
Index Fund

SEMIANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             21     Statement of Assets and Liabilities

                             22     Statement of Operations

                             23     Statement of Changes in Net Assets

                             24     Financial Highlights

                             26     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

                 Dreyfus Bond Market    The Fund
                          Index Fund


LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Laurie Carroll.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Bond Market Index Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Laurie Carroll, Portfolio Manager

How did the Dreyfus Bond Market Index perform relative to its benchmark?

For the six-month period ended April 30, 1999, Dreyfus Bond Market Index Fund's Investor shares and BASIC shares produced total returns of 0.37% and 0.62%, respectively.1 The Fund's investment objective replicates the total return provided by the Lehman Brothers Aggregate Bond Index (the "Index"). The Lehman Brothers Aggregate Bond Index provided a total return of 0.69% for the same time period.2 The difference in returns is accounted for by transition costs and other Fund operating expenses. In addition, the Fund's Investor shares and BASIC shares provided income dividends per share of approximately $.278 and $.293, respectively, as well as an annualized distribution rate per share of 5.60% and 5.89%, respectively.3

What is the Fund's investment approach?

The Fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the Fund invests primarily in securities that are included in the Index.

The Fund seeks to mirror the returns of the Index, but does not hold the same number of bonds. Instead, the Fund holds approximately 350 securities as compared to approximately 6,500 bonds in the Index. As a matter of policy, the Fund's average duration generally remains neutral to its benchmark.

As of the end of the reporting period, the Fund's portfolio was allocated as follows: 36.4% U.S. Treasuries, 39.7% mortgage-backed securities, 22.9% corporate bonds and 2.2% U.S. agency bonds, the same general percentages as the Index.


What other factors influenced the Fund's performance?

Of the Fund's asset classes, the highest returns during the six-month reporting period came from our holdings in corporate bonds and

                                                                  The Fund   3
mortgage-backed securities, followed by U.S. Treasuries. That's because corporate bonds and mortgage-backed securities generally offer higher yields than Treasury bonds due to the fact that they have more credit risk associated with them.

In addition, the Federal Reserve Board trimmed short-term interest rates by three-quarters of a percentage point in three consecutive moves last fall, prompting bond prices, which generally move inversely to interest rates, to rise. The Fed initiated these cuts in an attempt to stimulate what it believed was going to be slower domestic growth as a result of the global financial crises that took place in September and October of 1998. However, to the surprise of many industry analysts, the U.S. economy did not slow. Rather, it did just the opposite, exhibiting strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

What is the Fund's current strategy?

Because the Fund is an index fund and its goal is to replicate the returns of The Lehman Brothers Aggregate Bond Index, its strategy is to mirror the Index. To understand how index investing works, it's important to recognize the differences associated with a passive index manager and an active manager. The active manager typically makes decisions about buying and selling bonds based on economic, financial and market conditions. The passive index manager, on the other hand, buys and holds a representative sample of the bonds in an index in an effort to match the index's returns.

A key advantage of the passive investment approach is that lower costs are incurred for professional research that's conducted on the securities held within the Fund as security selection is based on the securities that are included in the Index, which helps the Fund avoid costly proprietary research.

Another advantage of an index fund is its buy-and-hold strategy. As a result of the buy-and-hold strategy, funds typically incur lower trading costs and realize fewer taxable capital gains. The lower costs can mean more of a fund's return can be paid to shareholders, and fewer realized capital gains translate into lower taxes for investors.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects the reinvestment of dividends and capital gains.

3 Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

                                                                  The Fund   5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes--101.2%                                  Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Aerospace and Aviation--.5%
Boeing:
  Deb., 8.1%, 2006                                          25,000                      27,609
  Deb., 8.625%, 2031                                        10,000                      12,111
Lockheed,
  Notes, 6.75%, 2003                                        25,000                      25,563
Raytheon:
  Notes, 6.45%, 2002                                       300,000                     304,856
  Notes, 6.5%, 2005                                         25,000                      25,425
Rockwell International,
  Notes, 6.75%, 2002                                        30,000                      30,752
                                                                                       426,316
Automotive--.9%
Daimler-Chrysler,
  Deb., 7.45%, 2027                                         50,000                      54,061
  Medium-Term Notes, 7.375%, 2006                          120,000                     128,732
Dana,
  Notes, 7%, 2028                                          100,000                      97,948
Delphi Auto Systems,
  Deb., 7.125%, 2029                                       125,000                     122,798
General Motors:
  Deb., 7.4%, 2025                                          10,000                      10,460
  Medium-Term Notes,  8.875%, 2003                          25,000                      27,527
  Notes, 9.125%, 2001                                       15,000                      16,007
  Notes, 7%, 2003                                           40,000                      41,346
  Sr. Notes, 8.8%, 2021                                    150,000                     182,679
                                                                                       681,558
Banking--1.4%
Banc One,
  Sub. Notes, 9.875%, 2019                                   5,000                       6,243
BankAmerica,
  Sub. Notes, 7.75%, 2002                                   25,000                      26,333
BankAmerica Capital II,
  Gtd. Capital Securities, 8%, 2026                         55,000                      57,656
Bankers Trust New York,
  Sub. Deb, 7.5%, 2015                                      75,000                      77,625
Capital One Bank,
  Sr. Notes, 6.375%, 2003                                  200,000                     200,124
Chase Manhattan:
  Sub. Notes, 7.75%, 1999                                   40,000                      40,451
  Sub. Notes, 6.5%, 2009                                    10,000                      10,039

6

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Banking (continued)
Chemical,
  Sub. Notes, 6.125%, 2008                                  15,000                      14,856
Citicorp,
  Sub. Notes, 7.125%, 2003                                  20,000                      20,748
FBS Capital I,
  Gtd. Capital Securities, 8.09%, 2026                     100,000                     103,505
First Bank System,
  Sub. Notes, 7.625%, 2005                                  55,000                      58,726
First Chicago,
  Sub. Notes, 9.875%, 2000                                  20,000                      21,051
First Union,
  Sub. Notes, 6.3%, 2008                                   100,000                      98,861
Fleet Financial Group,
  Sr. Notes, 7.125%, 2000                                   40,000                      40,674
Integra Financial,
  Sub. Notes, 6.5%, 2000                                    15,000                      15,141
MBNA America Bank,
  Sub. Notes, 6.75%, 2008                                  100,000                      96,363
Morgan (J.P.),
  Sub. Notes, 6.25%, 2009                                   20,000                      19,608
NCNB,
  Sub. Notes, 9.375%, 2009                                  20,000                      24,261
NationsBank:
  Sub. Notes, 6.875%, 2005                                  10,000                      10,323
  Sub. Notes, 7.625%, 2005                                  30,000                      32,092
Republic New York Corp.,
  Sub. Notes, 5.875%, 2008                                  25,000                      24,043
Wachovia,
  Sub. Notes, 6.375%, 2003                                  15,000                      15,223
Wells Fargo Capital,
  Gtd. Capital Securities, 7.96%, 2026                      30,000                      31,490
                                                                                     1,045,436
Chemicals--.2%
duPont (E.I.) de Nemours:
  Deb., 6.5%, 2028                                         100,000                      97,059
  Notes, 6.75%, 2002                                        40,000                      41,316
Eastman Chemical,
  Notes, 6.375%, 2004                                       30,000                      29,891
Monsanto,
  Deb., 8.2%, 2025                                          20,000                      20,725

                                                                  The Fund   7

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Chemicals (continued)
Morton International,
  Deb., 9.25%, 2020                                          5,000                       6,219
                                                                                       195,210
Consumer--.3%
Clorox,
  Notes, 8.8%, 2001                                         10,000                      10,659
Maytag,
  Deb., 9.75%, 2002                                          5,000                       5,521
Procter & Gamble:
  Deb., 8.7%, 2001                                          30,000                      32,059
  Notes, 5.25%, 2003                                       200,000                     196,371
The Employee Stock
  Ownership Trust of the Procter & Gamble
  Profit Sharing Trust and Employee Stock
  Ownership Plan
  Deb., 9.36%, 2021                                         10,000                      12,578
Whirlpool,
  Notes, 9%, 2003                                           10,000                      10,811
                                                                                       267,999
Entertainment/Media--1.3%
Carnival,
  Notes, 7.05%, 2005                                        15,000                      15,508
Cox Communications,
  Notes, 6.375%, 2000                                      100,000                     100,847
Disney (Walt),
  Sr. Notes, 6.75%, 2006                                    20,000                      20,726
News America Holdings:
  Deb., 7.75%, 2024                                         15,000                      15,768
  Notes, 8.25%, 2018                                       300,000                     331,901
Reed Elsevier Capital
  Medium-Term Notes,  7%, 2005                             200,000                     206,503
TCI Communications,
  Deb., 8.75%, 2015                                        100,000                     120,562
Time Warner,
  Deb., 6.95%, 2028                                        100,000                      99,440
Viacom,
  Deb., 7.625%, 2016                                       125,000                     133,315
                                                                                     1,044,570
Financial Services--4.9%
Aetna Services,
  Notes, 7.625%, 2026                                       50,000                      50,434

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Financial Services (continued)
American Express Credit,
  Notes, 6.125%, 2001                                       40,000                      40,198
American General Finance,
  Notes, 8.125%, 2009                                       10,000                      11,124
Associates Corp. of North America:
  Notes, 6.1%, 2005                                        200,000                     198,223
  Ser. A, Deb., 7.95%, 2010                                 10,000                      11,004
  Sr. Notes, 6.625%, 2005                                   10,000                      10,070
Bear Stearns:
  Sr. Notes, 8.75%, 2004                                    10,000                      10,981
  Sr. Notes, 7.25%, 2006                                    75,000                      77,671
Beneficial,
  Medium-Term Notes, 9.125%, 2001                            5,000                       5,330
Cincinnati Financial,
  Deb., 6.9%, 2028                                         100,000                      98,258
Citigroup,
  Notes, 6.625%, 2028                                      100,000                      95,230
Commercial Credit Group:
  Notes, 6.7%, 1999                                         25,000                      25,080
  Notes, 10%, 2008                                           5,000                       6,236
Dean Witter Discovery,
  Notes, 6.25%, 2000                                        30,000                      30,181
FINOVA Capital,
  Notes, 9.125%, 2002                                       20,000                      21,615
Ford Capital B.V.,
  Notes, 9.875%, 2002                                       25,000                      27,559
Ford Motor Credit:
  Notes, 6.75%, 2008                                        20,000                      20,477
  Sr. Notes, 5.75%, 2004                                 1,000,000                     989,975
GMAC,
  Deb., 6%, 2011                                            70,000                      67,279
General Electric Capital,
  Notes, 8.3%, 2009                                         15,000                      17,409
General Electric Credit,
  Deb., 5.5%, 2001                                          10,000                       9,940
Hartford Life,
  Notes, 6.9%, 2004                                        400,000                     410,894
Heller Financial,
  Notes, 6.25%, 2001                                       200,000                     201,707

                                                                  The Fund   9

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Financial Services (continued)
Household Finance:
  Notes, 8%, 2004                                           15,000                      16,195
  Notes, 6.5%, 2008                                        200,000                     199,701
International Lease Finance,
  Medium-Term Notes, 6.25%, 2000                            40,000                      40,317
Lehman Brothers,
  Notes, 6.625%, 2008                                      200,000                     195,552
Merrill Lynch:
  Notes, 8.3%, 2002                                         15,000                      16,095
  Notes, 6.875%, 2018                                      250,000                     247,245
Norwest Financial,
  Sr. Notes, 7%, 2003                                       15,000                      15,556
Paine Webber,
  Sr. Notes, 6.55%, 2008                                   100,000                      98,156
Pitney Bowes Credit,
  Notes, 9.25%, 2008                                        15,000                      18,171
Progressive,
  Sr. Notes, 6.625%, 2029                                  100,000                      95,772
Sears, Roebuck Acceptance:
  Deb., 6.75%, 2028                                        100,000                      94,456
  Notes, 7%, 2007                                           35,000                      36,213
Toyota Motor Credit,
  Notes, 5.625%, 2003                                      200,000                     198,411
Transamerica Financial,
  Sr. Notes, 6.4%, 2008                                      5,000                       4,946
Travelers/Aetna Property & Casualty,
  Sr. Notes, 6.75%, 2001                                    60,000                      60,865
U.S. Leasing International,
  Notes, 6.625%, 2003                                       30,000                      30,330
                                                                                     3,804,856
Food and Beverages--1.3%
Anheuser-Busch,
  Deb., 9%, 2009                                           225,000                     274,786
Archer-Daniels-Midland:
  Deb., 0%, 2002                                             5,000                       4,226
  Deb., 8.125%, 2012                                        40,000                      45,997
Coca-Cola,
  Notes, 6.625%, 2002                                       35,000                      35,739
Coca-Cola Enterprises:
  Deb., 8.5%, 2022                                         100,000                     118,399
  Notes, 7.875%, 2002                                       15,000                      15,808

10

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Food and Beverages (continued)
Diageo,
  Notes, 6.125%, 2005                                      200,000                     202,091
Dole Food,
  Notes, 6.75%, 2000                                        15,000                      15,127
Heinz (H.J.),
  Deb., 6.375%, 2028                                       100,000                      95,910
Hershey Foods,
  Deb., 8.8%, 2021                                          30,000                      37,131
McDonald's,
  Notes, 6.75%, 2003                                        20,000                      20,151
Nabisco,
  Deb., 7.55%, 2015                                         40,000                      41,139
Ralston-Purina Group,
  Notes, 8.625%, 2022                                       40,000                      46,324
Seagram,
  Deb., 8.35%, 2022                                         10,000                      10,886
Supervalu,
  Notes, 7.8%, 2002                                         15,000                      15,780
Sysco,
  Notes, 7%, 2006                                           25,000                      26,286
                                                                                     1,005,780
Industrial--2.3%
Aluminum Co. of America,
  Notes, 5.75%, 2001                                        50,000                      50,194
Bass America,
  Notes, 8.125%, 2002                                       15,000                      15,810
Bowater,
  Deb., 9.375%, 2021                                        10,000                      12,327
Burlington Resources,
  Deb., 6.875%, 2026                                        70,000                      68,442
Caterpillar:
  Deb., 9.375%, 2011                                       300,000                     368,563
  Sr. Notes, 9.375%, 2000                                    5,000                       5,209
Comdisco,
  Notes, 6.375%, 2001                                      155,000                     155,925
Crown Cork & Seal,
  Deb., 7.375%, 2026                                        75,000                      73,428
Eaton,
  Deb., 8.1%, 2022                                          10,000                      11,009

                                                                  The Fund   11

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Industrial (continued)
Emerson Electric,
  Notes, 6.3%, 2005                                         35,000                      35,506
Lucent Technologies,
  Deb., 6.5%, 2028                                         150,000                     147,012
PPG Industries,
  Notes, 7.375%, 2016                                       45,000                      47,092
Sony,
  Notes, 6.125%, 2003                                      600,000                     605,939
TRW,
  Notes, 6.25%, 2010                                       100,000                      96,341
Tenneco,
  Deb., 10.2%, 2008                                         15,000                      18,273
WMX Technologies,
  Notes, 6.375%, 2003                                       30,000                      30,166
                                                                                     1,741,236
Oil And Gas--.4%
Atlantic Richfield,
  Deb., 9%, 2021                                            15,000                      18,802
Occidental Petroleum,
  Sr. Notes, 10.125%, 2001                                  15,000                      16,222
Phillips Petroleum,
  Notes, 6.65%, 2003                                        20,000                      20,381
Texaco Capital,
  Deb., 6.875%, 2023                                        25,000                      24,082
Union Oil of California,
  Deb., 9.125%, 2006                                       200,000                     226,228
                                                                                       305,715
Paper Products--.1%
Georgia-Pacific,
  Deb., 9.625%, 2022                                        25,000                      27,966
International Paper,
  Notes, 7.625%, 2007                                       10,000                      10,629
Weyerhaeuser,
  Deb., 7.95%, 2025                                         20,000                      22,184
                                                                                        60,779
Retail--.5%
Dayton Hudson,
  Deb., 8.5%, 2022                                          20,000                      21,178
Federated Department Stores,
  Deb., 7%, 2028                                           100,000                      98,258

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Retail (continued)
Gap,
  Notes, 6.9%, 2007                                         80,000                      84,006
Limited,
  Deb., 7.5%, 2023                                          10,000                       9,708
May Department Stores,
  Notes, 9.875%, 2002                                       15,000                      16,906
Penney (J.C.):
  Deb., 8.25%, 2022                                         15,000                      15,989
  Deb., 7.125%, 2023                                        15,000                      14,245
  Notes, 9.05%, 2001                                        80,000                      83,716
Wal-Mart Stores,
  Notes, 5.875%, 2005                                       25,000                      24,999
                                                                                       369,005
Technology--.5%
Dell Computer,
  Deb., 7.1%, 2028                                         100,000                      98,864
IBM,
  Deb., 7%, 2025                                           220,000                     230,114
United Technologies,
  Deb., 8.75%, 2021                                         50,000                      61,267
Xerox,
  Notes, 7.15%, 2004                                        15,000                      15,779
                                                                                       406,024
Telephone And Telegraph--2.3% AT&T:
  Bonds, 6%, 2009                                          200,000                     196,173
  Deb., 5.125%, 2001                                        50,000                      49,403
  Deb., 8.35%, 2025                                          5,000                       5,401
  Medium-Term Notes, 6.6%, 2005                            220,000                     219,818
  Notes, 7%, 2005                                           15,000                      15,668
Airtouch Communications,
  Notes, 7.125%, 2001                                      100,000                     102,778
Ameritech Capital Funding,
  Notes, 6.125%, 2001                                      200,000                     202,087
Bellsouth Telecommunications,
  Deb., 6.375%, 2028                                       100,000                      95,477
GTE,
  Deb., 9.1%, 2003                                          35,000                      38,993
MCI Worldcom,
  Notes, 6.95%, 2028                                       120,000                     119,540

                                                                  The Fund   13

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Telephone And Telegraph (continued)
New Jersey Bell Telephone,
  Deb., 8%, 2022                                            25,000                      28,693
New York Telephone,
  Deb., 8.625%, 2010                                         5,000                       5,933
Nortel Networks,
  Notes, 8.75%, 2001                                       200,000                     212,335
Pacific-Bell Telephone:
  Deb., 7.375%, 2025                                        75,000                      75,093
  Deb., 7.125%, 2026                                        10,000                      10,461
Southwestern Bell Telephone,
  Notes, 6.625%, 2005                                      150,000                     153,630
Sprint,
  Notes, 5.7%, 2003                                        225,000                     221,569
U.S. West Communications,
  Deb., 6.875%, 2033                                        25,000                      23,961
                                                                                     1,777,013
Tobacco--.1%
Fortune Brands,
  Deb., 8.625%, 2021                                         5,000                       6,051
Philip Morris:
  Notes, 9.25%, 2000                                        40,000                      41,081
  Deb., 6%, 2001                                            20,000                      20,028
  Deb., 8.375%, 2017                                         9,000                       9,286
                                                                                        76,446
Transportation--.6%
Canadian National Railway,
  Notes, 6.9%, 2028                                        100,000                      98,281
Delta Airlines,
  Deb., 10.125%, 2010                                      200,000                     245,086
Federal Express,
  Notes, 9.875%, 2002                                       15,000                      16,303
Norfolk Southern,
  Deb., 9%, 2021                                            10,000                      12,176
  Deb., 7.8%, 2027                                          50,000                      54,919
Ryder System
  Ser J, Bond, 8.75%, 2017                                   9,000                       9,345
United Parcel Service,
  Deb., 8.375%, 2030                                        10,000                      12,223
                                                                                       448,333

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Utilities--2.7%
Alabama Power,
  First Mortgage Bonds, 6%, 2000                            50,000                      50,220
Baltimore Gas & Electric:
  First Mortgage Bonds, 7.5%, 2007                          10,000                      10,758
  First Mortgage Bonds, 7.5%, 2023                          33,000                      33,075
Carolina Power & Light,
  First Mortgage Bonds, 8.2%, 2022                          15,000                      15,667
Commonwealth Edison,
  Deb., 6.4%, 2005                                         200,000                     200,638
Florida Power & Light:
  First Mortgage Bonds, 6.625%, 2003                        30,000                      30,202
  First Mortgage Bonds, 7.75%, 2023                         25,000                      26,146
Gulf State Utilities,
  First Mortgage Bonds, 6.41%, 2001                         45,000                      45,339
Houston Lighting & Power,
  First Mortgage Bonds, 8.75%, 2022                        150,000                     162,273
MCN Investment,
  Notes, 6.3%, 2001                                        300,000 a                   299,521
New York State Electric & Gas,
  First Mortgage Bonds, 9.875%, 2020                        10,000                      10,754
Niagara Mohawk Power,
  First Mortgage Bonds, 7.75%, 2006                        700,000                     753,766
Northern States Power,
  First Mortgage Bonds, 7.125%, 2025                       100,000                     103,800
Pacific Gas & Electric,
  First Mortgage Bond, 8.8%, 2024                           50,000                      61,208
Pennsylvania Power & Light:
  First Mortgage Bonds, 6.5%, 2005                          20,000                      20,398
  First Mortgage Bonds, 6.55%, 2006                         25,000                      25,532
Potomac Electric & Power,
  First Mortgage Bonds, 5.875%, 2002                        10,000                       9,934
Public Service Electric & Gas:
  First Mortgage Bonds, 8.75%, 1999                         25,000                      25,126
  First Mortgage Bonds, 6.125%, 2002                        20,000                      20,243
  First Mortgage Bonds, 6.5%, 2004                          25,000                      25,494
South Carolina Electric & Gas,
  First Mortgage Bonds, 9%, 2006                            20,000                      23,070
Southern California Gas,
  First Mortgage Bonds, 7.375%, 2023                        20,000                      19,904

                                                                  The Fund   15

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Utilities (continued)
Texas Utilities,
  First Mortgage Bonds, 8.75%, 2023                         35,000                      37,784
Union Electric,
  First Mortgage Bonds, 6.75%, 2008                         25,000                      26,009
Virginia Electric & Power,
  First Mortgage Bonds, 7.625%, 2007                        25,000                      27,362
Wisconsin Electric & Power,
  First Mortgage Bonds, 7.7%, 2027                          20,000                      20,686
                                                                                     2,084,909
Other--.0%
Private Export Funding,
  Secured Notes, 8.4%, 2001                                 30,000                      31,909
Foreign--2.6%
African Development Bank,
  Notes, 7.75%, 2001                                        15,000                      15,741
Bayerische Landesbank Girozentrale,
  Sub. Notes, 7.375%, 2002                                 300,000                     316,116
Dresdner Bank-New York,
  Sub. Notes, 7.25%, 2015                                   40,000                      40,724
European Invesment Bank,
  Notes, 10.125%, 2000                                      20,000                      21,282
Hydro-Quebec:
  Ser. HH, Deb., 8.5%, 2029                                 10,000                      12,117
  Ser. HK, Deb., 9.375%, 2030                               20,000                      26,452
  Ser. HQ, Deb., 9.5%, 2030                                 10,000                      13,404
Italy Government Bonds,
  Deb., 6.875%, 2023                                        70,000                      73,635
KFW International Finance:
  Deb., 9.125%, 2001                                        10,000                      10,667
  Deb., 8%, 2010                                            35,000                      40,105
Korea Development Bank,
  Bond, 7.25%, 2006                                        300,000                     294,194
Province of British Columbia:
  Bond, 7%, 2003                                            20,000                      20,847
  Bond, 6.5%, 2026                                          25,000                      25,009
Province of Manitoba,
  Deb., 8.8%, 2020                                          10,000                      12,559
Province of New Brunswick,
  Deb., 6.75%, 2013                                         30,000                      31,454

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Foreign (continued)
Province of Ontario:
  Deb., 7%, 2005                                            40,000                      42,317
  Notes, 7.625%, 2004                                      150,000                     161,787
Province of Quebec,
  Deb., 7.5%, 2023                                          50,000                      54,521
Republic of Finland,
  Bond, 6.95%, 2026                                         25,000                      26,320
Republic of Ireland,
  Deb., 7.875%, 2001                                       150,000                     158,119
Republic of Korea,
  Notes, 8.75%, 2003                                       250,000                     263,696
Republic of Portugal,
  Notes, 5.75%, 2003                                       100,000                     100,436
Royal Bank of Scotland,
  Sub. Notes, 6.375%, 2011                                  60,000                      58,762
Santander Finance Issuances,
  Sub. Notes, 7.25%, 2006                                  100,000                     104,046
Saskatchewan Province, C.D.A.,
  Deb., 9.125%, 2021                                        10,000                      12,966
Swiss Bank
  Sub. Deb, 7%, 2015                                        70,000                      69,917
                                                                                     2,007,193
U.S. Governments--36.4%
U.S. Treasury Bonds:
  11.75%, 2/15/2001                                        155,000                     172,396
  15.75%, 11/15/2001                                        15,000                      18,702
  10.75%, 2/15/2003                                        830,000                     982,936
  10.75%, 5/15/2003                                        115,000                     137,349
  11.875%, 11/15/2003                                       10,000                      12,595
  11.625%, 11/15/2004                                      185,000                     239,547
  10.75%, 8/15/2005                                        765,000                     980,149
  7.625%, 2/15/2007                                         60,000                      63,341
  8.75%, 11/15/2008                                        225,000                     254,077
  12.75%, 11/15/2010                                        75,000                     104,252
  14%, 11/15/2011                                           30,000                      45,386
  12%, 8/15/2013                                           445,000                     646,536
  12.5%,8/15/ 2014                                          40,000                      61,026
  11.25%, 2/15/2015                                         25,000                      38,821
  7.25%, 5/15/2016                                         110,000                     125,817
  8.75%, 5/15/2017                                         300,000                     393,318

                                                                  The Fund   17

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
U.S. Governments (continued)
U.S. Treasury Bonds (continued):
  8.75%, 5/15/2020                                          880,000                   1,176,014
  8.75%, 8/15/2020                                          290,000                     388,113
  7.875%, 2/15/2021                                       1,380,000                   1,703,758
  8%, 11/15/2021                                          1,100,000                   1,381,028
  7.25%, 8/15/2022                                          200,000                     232,796
  7.625%, 2/15/2025                                       1,200,000                   1,470,504
  6.625%, 2/15/2027                                         250,000                     274,950
U.S. Treasury Notes:
  6.75%, 5/31/1999                                           20,000                      20,034
  5.5%, 4/15/2000                                            20,000                      20,106
  8.75%, 8/15/2000                                           80,000                      83,674
  6.125%, 9/30/2000                                       3,000,000                   3,043,170
  8.5%, 11/15/2000                                        1,005,000                   1,055,803
  6.5%, 5/31/2001                                           600,000                     616,440
  7.875%, 8/15/2001                                         590,000                     624,722
  7.5%,11/15/2001                                         1,450,000                   1,530,272
  6.25%, 1/31/2002                                        2,135,000                   2,193,648
  6.375%, 8/15/2002                                         120,000                     124,051
  6.25%, 2/150/2003                                         530,000                     548,301
  5.75%, 4/30/2003                                          300,000                     305,229
  5.75%, 8/15/2003                                          480,000                     489,062
  5.875%, 2/15/2004                                         500,000                     513,030
  7.875%, 11/15/2004                                      1,000,000                   1,121,050
  6.875%, 5/15/2006                                         520,000                     564,060
  6.25%, 2/15/2007                                          500,000                     526,025
  6.625%, 5/15/2007                                       1,750,000                   1,884,645
  5.625%, 5/15/2008                                       1,950,000                   1,978,197
                                                                                     28,144,930

U.S. Government Agencies--41.9%
Federal Farm Credit Banks,
  5.25%, 2002                                               500,000                     497,560
Federal Home Loan Banks:
  5.785%, 2003                                              500,000                     502,809
  4.875%, 2022                                              350,000                     345,379
Federal Home Loan Mortgage Corp:
  5%, 2001                                                1,500,000                   1,491,162
  6.34%, 2002                                               500,000                     501,922
  5.9%, 2006                                                400,000                     402,534
  6%, 12/1/2013-1/1/2029                                  1,550,277                   1,520,391
  6.5%, 3/1/2011-3/1/2029                                 2,646,600                   2,643,636
  7%, 9/1/2011-1/25/2028                                  1,561,583                   1,592,920
  7.5%,7/1/2010-8/1/2025                                  1,201,047                   1,244,363
  8%, 5/1/2026-8/1/2026                                     517,149                     540,421

-----------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                              Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
U.S. Government Agencies (continued)
Federal National Mortgage Association:
  5.125%, 2004                                           2,717,000                   2,661,369
  5.25%, 2009                                              550,000                     524,607
  5.59%, 2002                                              100,000                      99,604
  6.06%, 2003                                              500,000                     500,104
  5.5%, 3/1/2014                                           498,141                     483,974
  6%, 6/1/2011-3/1/2029                                  2,072,548                   2,031,195
Federal National Mortgage Association (continued):
  6.5%, 1/1/2005-3/1/2029                                3,345,960                   3,339,076
  7%, 8/1/2008-3/1/2029                                  2,358,523                   2,399,087
  7.5%, 3/1/2024-9/1/2027                                1,088,582                   1,124,167
  8%, 5/1/2027-6/1/2027                                    544,149                     567,356
  8.5%, 2/1/2025                                           300,024                     318,305
Financing Corp.:
  9.65%, 2018                                               10,000                      13,788
  8.60%, 2019                                               40,000                      49,500
Government National Mortgage Association I:
  6%, 2/15/2029                                            499,094                     484,121
  6.5%, 9/15/2008-11/15/2028                             1,704,046                   1,707,306
  7%, 10/15/2011-11/15/2028                              2,045,505                   2,089,465
  7.5%, 12/15/2026-10/15/2027                              876,132                     906,103
  8%, 8/15/2024-10/15/2028                                 736,758                     770,026
  8.5%, 10/15/2026                                         256,419                     271,805
  9%, 2/15/2022-2/15/2023                                  461,658                     496,139
Resolution Funding:
  8.875%, 2020                                              75,000                      97,152
  8.625%, 2030                                              15,000                      19,524
Tennesee Valley Authority:
  Deb., 6%, 2013                                           200,000                     199,284
  Deb., 7.875, 2044                                         10,000                      10,387
                                                                                    32,446,541
Total Bonds and Notes
  (cost $77,651,535)                                                                78,371,758

                                                                  The Fund   19

-----------------------------------------------------------------------------------------------
                                                         Principal
Short-Term Investments--2.3%                             Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------
Repurchase Agreement;
Goldman, Sachs & Co. Tri-Party
  Repurchase Agreement, 4.89% dated 4/30/1999,
  due 5/3/1999 in the amount of
  $1,765,524 (fully collateralized by
  $1,713,000 U.S. Treasury Notes, 5.625% due
  5/15/2008, value $1,782,876)
  (cost $1,764,805)                                      1,764,805                   1,764,805
-----------------------------------------------------------------------------------------------
Total Investments (cost $79,416,340)                        103.5%                  80,136,563

Liabilities, Less Cash and Receivables                       (3.5)                  (2,717,076)

Net Assets                                                  100.0%                  77,419,487

a Reflects date security can be redeemed at holders option; the stated maturity is 4/2/2011.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------
                                                                           Cost          Value
-----------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments--Note 1(c)                                             79,416,340     80,136,563
Cash                                                                                    32,448
Interest receivable                                                                  1,154,834
Receivable for shares of Capital Stock subscribed                                       28,769
                                                                                    81,352,614
-----------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            5,718
Due to Distributor                                                                       9,029
Payable for shares of Capital Stock redeemed                                         3,294,411
Payable for investment securities purchased                                            623,969
                                                                                     3,933,127
-----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      77,419,487
-----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                     76,541,771
Accumulated net realized gain (loss) on investments                                    157,493
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                               720,223
-----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      77,419,487
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                                Investor Shares   BASIC Shares
-----------------------------------------------------------------------------------------------
Net Assets ($)                                                       23,394,420     54,025,067
Shares Outstanding                                                    2,350,179      5,420,701
Net Asset Value Per Share ($)                                              9.95           9.97

See notes to financial statements.
                                                                  The Fund   21

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------
Investment Income ($)
-----------------------------------------------------------------------------------------------
Interest Income                                                                      1,954,389
Expenses:
Management fee--Note 2(a)                                                               49,058
Distribution fees (Investor shares)--Note 2(b)                                          11,489
Loan Commitment fees--Note 4                                                               125
Total Expenses                                                                          60,672
Investment Income--Net                                                               1,893,717
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                                164,243
Net unrealized appreciation (depreciation) on investments                           (1,520,404)
Net Realized and Unrealized Gain (Loss) on Investments                              (1,356,161)
Net Increase in Net Assets Resulting From Operations                                   537,556

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999            Year Ended
                                                         (Unaudited)     October 31, 1998
------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                    1,893,717             2,809,085
Net realized gain (loss) on investments                     164,243               400,948
Net unrealized appreciation (depreciation)
  on investments                                         (1,520,404)            1,107,949
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 537,556             4,317,982
------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Investor shares                                            (250,049)              (54,337)
BASIC shares                                             (1,643,668)           (2,754,748)
Net realized gain on investments:
Investor shares                                             (13,369)               (3,054)
BASIC shares                                               (389,541)             (179,537)
Total Dividends                                          (2,296,627)           (2,991,676)
------------------------------------------------------------------------------------------
Capital Stock Transactions:
Net proceeds from shares sold:
Investor shares                                          25,478,615             1,651,522
BASIC shares                                              9,299,517            38,571,656
Dividends reinvested:
Investor shares                                             255,367                56,335
BASIC shares                                              1,991,408             2,830,224
Cost of shares redeemed:
Investor shares                                          (3,808,175)             (305,795)
BASIC shares                                            (11,442,011)          (20,080,253)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                             21,774,721            22,723,689
Total Increase (Decrease) in Net Assets                  20,015,650            24,049,995
------------------------------------------------------------------------------------------
Net Assets:
Beginning of Period                                      57,403,837            33,353,842
End of Period                                            77,419,487            57,403,837
------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Investor Shares
Shares sold                                               2,552,518               164,062
Shares issued for dividends reinvested                       25,541                 5,580
Shares redeemed                                            (379,159)              (30,352)
Net Increase (Decrease) in Shares Outstanding             2,198,900               139,290
BASIC Shares
Shares sold                                                 919,067             3,824,182
Shares issued for dividends reinvested                      196,766               280,347
Shares redeemed                                          (1,134,383)           (1,988,458)
Net Increase (Decrease) in Shares Outstanding               (18,550)            2,116,071

See notes to financial statements.
                                                                  The Fund  23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------------
                          Six Months Ended
                            April 30, 1999                    Year Ended October 31,
                                            --------------------------------------------
Investor Shares                 (Unaudited)   1998     1997a     1996b    1995     1994c
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                10.26    9.99     9.78      9.93     9.15     9.44
Investment Operations:
Investment income--net                 .28     .59      .57       .57      .55      .24
Net realized and unrealized
  gain (loss) on investments          (.24)    .32      .21      (.15)     .78     (.28)
Total from Investment Operations       .04     .91      .78       .42     1.33     (.04)
Distributions:
Dividends from investment
  income--net                         (.28)   (.59)    (.57)     (.57)    (.55)    (.25)
Dividends from net realized
  gain on investments                 (.07)   (.05)      --        --       --       --
Total Distributions                   (.35)   (.64)    (.57)     (.57)    (.55)    (.25)
Net asset value, end of period        9.95   10.26     9.99      9.78     9.93     9.15
----------------------------------------------------------------------------------------
Total Return (%)                       .75d   9.43     8.29      4.36    15.01     (.46)
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets                .40d    .40      .60       .65      .65      .65d
Ratio of net investment income
  to average net assets               5.44d   5.79     5.82      5.80     5.77     4.81d
Portfolio Turnover Rate              32.81e  43.39    48.86     42.65    40.16   188.00
----------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                       23,384   1,552      120        80      207       38

a Effective August 15, 1997, Institutional shares were redesignated as Investor shares.
b Effective July 15, 1996, Investor shares were redesignated as Institutional shares.
c The Fund commenced selling Investor shares on April 28, 1994.
d Annualized.
e Not annualized.
See notes to financial statements.

----------------------------------------------------------------------------------------
                          Six Months Ended
                            April 30, 1999                    Year Ended October 31,
                                            --------------------------------------------
BASIC  Shares                   (Unaudited)   1998     1997a     1996b    1995     1994c
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                10.27    10.00    9.80      9.94     9.15     10.00
Investment Operations:
Investment income--net                 .29      .61     .60       .59      .58       .49
Net realized and unrealized
  gain (loss) on investments          (.23)     .32     .20      (.14)     .79      (.85)
Total from Investment Operations       .06      .93     .80       .45     1.37      (.36)
Distributions:
Dividends from investment
  income--net                         (.29)    (.61)   (.60)     (.59)    (.58)     (.49)
Dividends from net realized
  gain on investments                 (.07)    (.05)     --        --       --        --
Total Distributions                   (.36)    (.66)   (.60)     (.59)    (.58)     (.49)
Net asset value, end of period        9.97    10.27   10.00      9.80     9.94      9.15
----------------------------------------------------------------------------------------
Total Return (%)                      1.25d    9.69    8.46      4.69    15.41     (3.68)
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                   .15d     .15     .35       .40      .40       .40d,e
Ratio of net investment income
  to average net assets               5.85d    6.06    6.12      6.02     6.10      5.05d
Portfolio Turnover Rate              32.81f   43.39   48.86     42.65    40.16    188.00
Net Assets, end of period
  ($ x 1,000)                       54,044   55,852  33,234    32,986    6,824     4,464

a Effective August 15, 1997, Retail shares were redesignated as BASIC shares.
b Effective July 15, 1996, R shares were redesignated as Retail shares.
c The Fund commenced operations on November 30, 1993. Effective October 17, 1994 the Fund's
  Trust shares were redesignated Class R shares.
d Annualized.
e Annualized expense ratio before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was 1.41%.
f Not annualized.
See notes to financial statements.

                                                                  The Fund   25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 150 million of $.001 par value Capital Stock. The Fund is currently authorized to issue two classes of shares:
Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision

                                                                  The Fund   27
of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions
With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust
(the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 .25% of the value of the average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 1999, the Investor shares were charged $11,489 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
                                                                  The Fund   29

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $43,659,654 and $20,565,128, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $720,223, consisting of $1,026,400 gross unrealized appreciation and $306,177 gross unrealized depreciation.

At April 30, 1999, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-Managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTES

               For More Information

                     Dreyfus Bond Market Index Fund
                     200 Park Avenue
                     New York, NY 10166

                     Investment Adviser

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  310/710SA994



Dreyfus
Money Market
Reserves

SEMIANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             10     Statement of Assets and Liabilities

                             11     Statement of Operations

                             12     Statement of Changes in Net Assets

                             13     Financial Highlights

                             15     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

             Dreyfus Money Market Reserves    The Fund

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, David Hertan.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for most money market funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Money Market Reserves.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 1999, Dreyfus Money Market Reserves' Investor shares produced an annualized yield of 4.54% while its Class R shares produced an annualized yield of 4.75%. After taking into account the effect of compounding, the annualized effective yields for the Investor and Class R shares were 4.64% and 4.85%, respectively.1

The Fund's Investor shares provided a total return of 2.27%,2 compared to the Lipper Money Market Instrument Funds category average total return of 2.16% for the same time period.3 The Fund's Class R shares provided a total return of 2.38%,2 compared to the Lipper Institutional Money Market Funds category average total return of 2.38% for the same time period.3

We attribute the Fund's competitive returns to its emphasis on high-quality securities with longer maturity dates, which enabled us to lock in higher returns before interest rates declined.

What is the Fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that provides competitive levels of income, a stable net asset value and a portfolio of securities that are very liquid in nature; that is, that they can be converted to cash quickly. To meet that goal, we invest in a diversified portfolio of high-quality, short-term debt securities, such as those issued by the United States government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers, and commercial paper issued by corporations. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

                                                                  The Fund   3

During the past six months, the returns offered by money market securities, such as those held in this Fund, declined. That's because interest rates, which generally determine the returns for these types of investments, also declined during the period. Last November, the Federal Reserve Board lowered short-term interest rates to 4.75%, a move that came on the heels of two other back-to-back cuts. The Fed trimmed rates primarily in response to the global financial crisis that took place in September and October and in an attempt to stimulate what it believed was going to be slower domestic economic growth. However, to the surprise of many industry analysts, the U.S. economy exhibited strong growth during both the fourth quarter of 1998 and the first quarter of 1999.

With short-term interest rates trending downward during the period, it gave even greater importance to a key aspect of our investment strategy: managing the portfolio's average maturity. By actively managing maturity, we attempt to increase income and preserve or enhance return.

As it turns out, as interest rates moved lower during the period, we were able to lock in higher returns by owning longer-term securities. In particular, we concentrated on purchasing one-year securities when yields appeared attractive. As of the end of the reporting period, the Fund's average maturity was 76 days.

What other factors influenced the Fund's performance?

We maintain a well-diversified portfolio, which serves to help reduce risks associated with declines in any particular security of market sector. During the period, the largest portion of the Fund's assets was invested in adjustable rate notes, followed by commercial paper and bank notes. Adjustable rate notes, also known as floating rate notes, are securities that have a variable interest rate that is tied to another interest rate, such as Libor. These bonds gave the portfolio protection against increases in interest rates and also offered a higher yield than other money market instruments. In addition, our investments in commercial paper provided attractive returns during the period, as did our holdings in bank notes.

What is the Fund's current strategy?

We feel confident that our strategy of managing maturity as a way to attempt to add incremental yield to the portfolio is a prudent one. We will also continue to take advantage of yields in adjustable rate notes, wherever possible.

We believe we've created a portfolio that is conservative in nature and can provide investors with a competitive level of income, liquidity and preservation of capital.

May 13, 1999


1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, but also has the potential to make money.
2 Total return includes reinvestment of dividends.
3 Source: Lipper Analytical Services, Inc.


                                                                  The Fund   5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
                                                                  Principal
Negotiable Bank Certificates of Deposit--23.8%                     Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
ANZ Banking Group (Yankee)
  5.74%, 7/30/99                                                  12,000,000      11,998,866
Bank of New York (Yankee)
  5.80%, 5/14/99                                                  10,000,000       9,999,795
Bank of Nova Scotia (Yankee)
  5.20%, 3/27/00                                                   5,000,000       4,998,385
Bank of Scotland (London)
  5.17%, 4/6/00                                                    6,000,000       6,001,080
Barclays Bank of NY (Yankee)
  4.88%, 6/4/99                                                   10,000,000       9,999,268
Bayerische Hypo-und Vereinsbank (Yankee)
  5.05%, 2/7/00                                                   11,600,000      11,596,976
Bayerische Landesbank Girozentrale (Yankee)
  5.72%, 7/23/99                                                  12,000,000      11,998,051
Commerzbank AG(Yankee)
  5.10%, 1/13/00                                                  15,000,000      14,996,945
Den Danske Bank A/S (Yankee)
  5.70%, 7/12/99                                                   5,000,000       4,999,871
Deutsche Bank AG (Yankee)
  5.00%, 2/02/00                                                  15,000,000      14,997,803
National Bank of Canada (Yankee)
  5.72%, 7/8/99                                                   12,000,000      11,999,143
Rabobank Nederland N.V.(Yankee)
  5.10% 4/17/00                                                   10,100,000      10,095,776
Svenska Handelsbanken Inc. (Yankee)
  5.00%-5.71%, 8/9/99-2/2/00                                      15,000,000      14,998,209
Toronto--Dominion Bank(Yankee)
  5.20%, 3/24/00                                                   5,000,000       4,998,270
Westpac Banking Corp. (Yankee)
  5.08%, 2/11/00                                                  15,000,000      14,997,167
Total Negotiable Bank Certificates of Deposit
  (cost $158,675,605)                                                            158,675,605
---------------------------------------------------------------------------------------------
Commercial Paper--25.8%
---------------------------------------------------------------------------------------------
Aesop Funding Corp.
  4.88%, 6/11/99b                                                 28,000,000      27,845,658
Case Equipment LN Trust
  4.86%, 5/6/99                                                   10,000,000       9,993,278
Centric Capital Corp.
  4.84%-4.87%, 5/14/99 -5/28/99                                   18,885,000      18,830,073
Countrywide Home Loans, Inc.
  4.83%, 5/21/99                                                   1,700,000       1,695,448

---------------------------------------------------------------------------------------------
                                                                   Principal
Commercial Paper (continued)                                       Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
FPL Group Capital, Inc.
  4.90%, 6/25/99                                                  28,000,000      27,792,528
Fleet Funding Corp.
  4.83%, 5/27/99                                                  27,623,000      27,527,041
GTE Corp.
  4.86%--4.95%, 5/7/99--6/3/99                                    28,657,000      28,585,892
General Electric Capital Corp.
  4.91%, 5/14/99                                                   5,000,000       4,991,153
Household International
  4.85%, 5/28/99                                                  25,000,000      24,909,438
Total Commercial Paper
  (cost $172,170,509)                                                            172,170,509

---------------------------------------------------------------------------------------------
Corporate Notes--38.6%
---------------------------------------------------------------------------------------------
Abbey National PLC
  4.99%, 6/1/99a                                                  11,400,000      11,398,946
American General Finance Corp.
  5.63%, 6/15/99                                                   1,005,000       1,008,268
Asset Backed Securities Investment Trust
  4.93%, 8/16/99a                                                 10,000,000      10,000,000
Associates Corp. of North America
  4.95%, 7/15/99                                                   1,500,000       1,504,303
Bankamerica Corp.
  5.02%, 4/15/00                                                     250,000         250,318
Bank of Scotland
  4.94%, 8/17/99a                                                 10,000,000       9,998,129
Caisse Centrale Du Quebec
  4.94%, 5/15/00a                                                  7,000,000       7,000,132
Caterpillar Financial Services Corp.
  4.91%,9/15/99(a)                                                10,000,000      10,000,352
Chase Manhattan Corp.
  4.92%, 1/20/00(a)                                               15,000,000      15,000,591
Chrysler Financial Corp.
  4.88%, 5/19/99(a)                                                1,000,000       1,000,019
Comerica Bank
  4.94%--4.95%, 6/10/99--4/17/00(a)                               26,000,000      25,992,292
Deere (John) Capital Corp.
  5.59%, 8/6/99                                                    6,000,000       5,999,043
First Chicago Financial Corp.
  4.91%, 6/4/99a                                                   5,000,000       5,000,591
First National Bank of Maryland
  4.95%, 10/22/99a                                                10,000,000       9,999,699

                                                                  The Fund   7

---------------------------------------------------------------------------------------------
                                                                   Principal
Commercial Paper (continued)                                       Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
First Union National Bank
  5.07%, 8/20/99a                                                  9,400,000       9,397,301
Fleet National Bank
  4.94%, 3/15/00a                                                 15,900,000      15,894,519
Ford Motor Credit Corp.
  4.90%, 6/1/99                                                   12,000,000      12,003,068
GMAC Ltd.
  5.07%, 5/7/99a                                                   1,500,000       1,500,000
General Electric Capital Corp.
  4.95%, 4/12/00a                                                 15,000,000      15,000,000
General Motors Acceptance Corp.
  5.46%, 5/7/99                                                   10,000,000      10,001,016
Halifax Building Society
  4.90%, 9/8/99a                                                   3,000,000       3,000,505
IBM Credit Corp.
  4.97%, 6/1/99a                                                  10,000,000       9,998,500
IBM Financial Corp.
  4.98%, 7/15/99                                                   5,000,000       4,997,644
International Lease Finance Corp.
  4.90%, 7/15/99a                                                  2,000,000       2,000,989
International Lease Finance Corp.
  5.08%, 9/1/99                                                    4,750,000       4,784,503
Merril Lynch & Co. Inc.
  4.91%-5.08%, 5/25/99-5/22/00a                                   19,900,000      19,897,236
Morgan Stanley, Dean Witter, Discover & Co.
  4.90%, 7/13/99a                                                 10,000,000      10,006,551
National Rural Utilities Corporation
  4.89%, 11/18/99                                                  2,500,000       2,512,244
National Rural Utilities Corporation
  4.94%-5.01%, 11/18/99-11/23/99a                                 15,200,000      15,200,863
Norwest Financial Inc.
  5.08%, 10/15/99                                                  1,000,000       1,010,756
U.S. Bank
  4.88%, 8/18/99a                                                  1,000,000       1,000,070
Wells Fargo & Co.
  5.15%, 4/10/00a                                                  5,000,000       4,998,284
Total Corporate Notes
  (cost $257,356,732)                                                            257,356,732

---------------------------------------------------------------------------------------------
                                                                   Principal
Short-Term Bank Notes--5.5%                                        Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Branch Banking & Trust Co.
  4.94%-5.17%, 9/15/99-3/1/00a                                    15,900,000      15,930,685
First National Bank of Maryland
  5.06%, 1/10/00                                                   4,400,000       4,400,295
Huntington National Bank
  4.94%, 3/3/00a                                                  15,800,000      15,794,776
Total Short-Term Bank Notes
  (cost $36,125,756)                                                              36,125,756
---------------------------------------------------------------------------------------------
Time Deposits--5.4%
---------------------------------------------------------------------------------------------
Den Danske Bank A/S (Grand Cayman)
  4.94%, 5/3/99                                                    5,952,000       5,952,000
Societe Generale (Grand Cayman)
  4.97%, 5/3/99                                                   30,000,000      30,000,000
Total Time Deposits
  (cost $35,952,000)                                                              35,952,000
---------------------------------------------------------------------------------------------
Total Investments
  (cost $660,280,602)                                                  99.1%     660,280,602

Cash and Receivables (Net)                                               .9%       6,238,988

Net Assets                                                            100.0%     666,519,590

a  Variable interest rate--subject to periodic change.
b  Backed by an irrevocable letter of credit.
See notes to financial statements.

                                                                  The Fund   9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
                                                                        Cost           Value
--------------------------------------------------------------------------------------------
Assets ($)
Investments in securities--See Statement of Investments          660,280,602     660,280,602
Cash                                                                                 614,386
Interest receivable                                                                5,994,419
                                                                                 666,889,407
--------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                        368,659
Due to Distributor                                                                     1,158
                                                                                     369,817
--------------------------------------------------------------------------------------------
Net Assets ($)                                                                   666,519,590
--------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                  666,540,829
Accumulated net realized gain (loss) on investments                                  (21,239)
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                   666,519,590

---------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                      Investor Shares Class R Shares
---------------------------------------------------------------------------------------------
Net Assets ($)                                                   350,598,316     315,921,274
Shares Outstanding                                               350,609,450     315,931,379
Net Asset Value Per Share ($)                                           1.00            1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Income
Interest Income                                                                   16,265,886
Expenses:
Management fee--Note 2(a)                                                          1,552,902
Distribution fees (Investor Shares)--Note 2(b)                                       336,702
Total Expenses                                                                     1,889,604
Investment Income--Net                                                            14,376,282
Net Realized Gain (Loss) on Investments--Note 1(b)                                     1,215
Net Increase in Net Assets Resulting from Operations                              14,377,497

See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                        April 30, 1999            Year Ended
                                                            (Unaudited)     October 31, 1998
---------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                      14,376,282            25,634,106
Net realized gain (loss) on investments                          1,215                    84
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 14,377,497            25,634,190
---------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net:
Investor shares                                             (7,637,817)          (12,677,662)
Class R shares                                              (6,738,465)          (12,956,444)
Total Dividends                                            (14,376,282)          (25,634,106)
---------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares                                            515,148,195           808,775,870
Class R shares                                             475,556,361           511,465,128
Dividends reinvested:
Investor shares                                              7,417,707            12,280,513
Class R shares                                               3,325,911             6,738,120
Cost of shares redeemed:
Investor shares                                           (473,440,820)         (724,433,279)
Class R shares                                            (412,376,775)         (500,821,747)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                               115,630,579           114,004,605
Total Increase (Decrease) in Net Assets                    115,631,794           114,004,689
---------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                        550,887,796           436,883,107
End of Period                                              666,519,590           550,887,796

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. SWTotal return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund' financial statements.

-----------------------------------------------------------------------------------------------
                                  Six Months Ended
                                    April 30, 1999              Year Ended October 31,
                                                     ------------------------------------------
Investor Shares                         (Unaudited)    1998     1997     1996     1995    1994a
-----------------------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period:         1.00     1.00     1.00     1.00     1.00     1.00
Investment Operations:
Investment income--net                        .023     .050     .049     .048     .052     .021
Distributions:
Dividends from investment income--net        (.023)   (.050)   (.049)   (.048)   (.052)   (.021)
Net asset value, end of period                1.00     1.00     1.00     1.00     1.00     1.00
-----------------------------------------------------------------------------------------------
Total Return (%)                              4.58b    5.13     5.04     4.94     5.28     2.14c
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets        .70b     .70      .70      .70      .70      .71b
Ratio of net investment income
  to average net assets                       4.54b    5.01     4.95     4.84     5.25     3.31b
Net Assets, end of period ($ x 1,000)      350,598   301,47  204,851  144,168  161,819    3,611

a  The Fund commenced selling Investor shares on April 6, 1994.
b  Annualized.
c Not annualized. See notes to financial statements.

                                                                  The Fund  13

-----------------------------------------------------------------------------------------------
                                  Six Months Ended
                                    April 30, 1999              Year Ended October 31,
                                                     ------------------------------------------
Class R Shares                          (Unaudited)    1998     1997     1996     1995    1994a
-----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          1.00     1.00     1.00     1.00     1.00     1.00
Investment Operations:
  Investment income--net                      .024     .052     .051     .050     .053     .034
Distributions:
  Dividends from investment income--net      (.024)   (.052)   (.051)   (.050)   (.053)   (.034)
Net asset value, end of period                1.00     1.00     1.00     1.00     1.00     1.00
-----------------------------------------------------------------------------------------------
Total Return (%)                              4.80a    5.34     5.25     5.16     5.44     3.52
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data(%):
Ratio of expenses to average net assets        .50a     .50      .50      .50      .50      .51b
Ratio of net investment income
  to average net assets                       4.74a    5.21     5.13     5.01     5.40     3.51
Net Assets, end of period ($ X 1,000)      315,921  249,415  232,032  170,409  139,787  124,754

a  Annualized
b Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been

                                                                  The Fund  15
determined by the Fund's
Board of Directors to represent the fair value of the Fund's investments.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $10,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including

                                                                  The Fund  17
counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 1999, Investor shares were charged $336,702 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

                                                                  The Fund  19

NOTES

                                                                  The Fund  21

              For More Information

                     Dreyfus Money Market Reserves

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com



             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  317/717SA994


Dreyfus
Premier Small
Company Stock Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  12  Statement of Assets and Liabilities
  13  Statement of Operations
  14  Statement of Changes in Net Assets
  16  Financial Highlights
  20  Notes to Financial Statements

  FOR MORE INFORMATION
----------------------
      Back Cover

         Dreyfus Premier              The Fund
Small Company Stock Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Company Stock Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with Anthony Galise, a primary portfolio manager of the Fund.

The past six months have been rewarding for many equity investors. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

However, until near the end of the six-month period, small-cap stocks continued to lag their larger counterparts substantially. For most of the reporting period, investors continued to favor large companies with predictable earnings and tended to avoid smaller companies with shorter track records. In April, however, many smaller stocks began to rally as investors became increasingly attracted by their valuation levels. In a global economic environment currently characterized by fewer concerns, investors appear to have become somewhat more comfortable with small-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Small Company Stock Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

The Fund produced a total return of 10.02% for Class R shares, 9.81% for Class A shares, 9.42% for Class B shares and 9.35% for Class C shares for the six-month period ended April 30, 1999.1 The Russell 2500 Index,2 the Fund's benchmark, produced a total return of 15.53%. Small- and mid-cap stocks performed well in April, but trailed the large blue-chip stocks for the six-month period.

What is the Fund's investment approach?

The Fund invests primarily in a broadly diversified portfolio that blends growth and value stocks of small-cap companies chosen through a disciplined process that combines computer analysis with human judgment. The computer model identifies and ranks stocks within an industry based on three broad concepts. The first one is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth. The third is relative financial strength, which looks at attributes such as a company's level of debt.

Using the insights our analysts gained from their fundamental analysis, we select the most attractive of the top-ranked securities. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the Fund's assets will also be invested in that sector.

For instance, our investment process identified Ames Department Stores, a discount retailer based in New England. We believe the stock was reasonably priced, primarily because Ames had emerged from bankruptcy, and investors were cautious on the name. However, the company has new management, the strong economy is helping sales, and they are located mainly in cities and towns where they don't compete with

                                                                The Fund     3

Wal-Mart Stores. In addition, earnings were accelerating, so the company fit well into our investment strategy. During the reporting period, this holding was a strong contributor to the Fund's overall performance.

What other factors influenced the Fund's performance?

In many cases, the best performing stocks in the Russell 2500 Index were companies that ranked low in our investment selection process. For example, Internet stocks performed extremely well. However, the majority of these companies are still losing money and, in our opinion and according to our quantitative model, many of these stocks are excessively valued. Instead of heavily investing in this area, we prefer to rely on our investment discipline and maintain positions in stocks that are making money and are not excessively valued.

During the six-month reporting period, two of the Fund's strongest performers came from the electric utility area. Calpine, a rapidly growing independent power company, fits nicely into our investment discipline, which focuses on growth and value. In addition, Montana Power's stock price benefited from the company's telephone-related businesses, as the telecommunications industry was a favorite of investors during the period. Within technology, among the best stocks in the Fund's portfolio were Intuit, the makers of Quicken, a personal finance software package, and TurboTax, a tax preparation software product. Other strong performers included Excite, a profitable Internet company, Jabil Circuit, a manufacturer that contracts with technology companies, and Abercrombie & Fitch, a retailer specializing in youth fashion.

A factor that negatively affected performance was the market's preference for larger-cap stocks. In this Fund, we try to maintain an average market capitalization that is in line with our benchmark, the Russell 2500 Index. The stocks at the highest end of the market capitalization range performed the best, and our limited holdings in this area served to dampen overall Fund performance.

What is the Fund's current strategy?

Our investment strategy and methodology remain the same and our objective is to outperform our benchmark by selecting what our investment discipline tells us are the best stocks in each sector.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
2 SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2500 Index is a widely recognized unmanaged index of small-cap stock performance.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks--97.9%                                     Shares        Value ($)
-------------------------------------------------------------------------------
Basic Industries--8.1%
AptarGroup                                               64,720       1,812,160
Borg-Warner Automotive                                   47,640       2,703,570
Cabot                                                    86,580       2,337,660
Caraustar Industries                                     44,870       1,144,185
Clayton Homes                                           147,857       1,644,909
Comfort Systems USA                                      45,100  a      710,325
Crompton & Knowles                                       95,500       1,933,875
Cytec Industries                                         67,990  a    1,933,466
Jacobs Engineering Group                                 35,980  a    1,418,961
Louisiana Pacific                                        81,000       1,685,813
Mail-Well                                               157,100  a    2,052,119
Martin Marietta Materials                                19,700       1,217,706
Southdown                                                34,639       2,219,061
Sybron International                                     62,400  a    1,727,700
Temple-Inland                                            23,900       1,649,100
Timken                                                   49,200       1,097,775
                                                                     27,288,385
Capital Spending--16.5%
Altera                                                   34,000  a    2,456,500
American Power Conversion                                39,100  a    1,290,300
American Tower, Cl. A                                    37,200  a      788,175
Apple Computer                                           33,500  a    1,541,000
CellStar                                                118,400  a      873,200
Cognex                                                   48,140  a    1,396,060
Cordant Technologies                                     31,480       1,452,015
Dallas Semiconductor                                     48,940       2,079,950
Duke Realty Investments                                  79,000       1,856,500
ECI Telecommunications                                   90,980       3,354,887
Electronics For Imaging                                  80,000  a    3,785,000
Fairchild, Cl. A                                         49,600  a      666,500
Gulfstream Aerospace                                     32,700  a    1,594,125
Jabil Circuit                                            79,000  a    3,678,437
NCR                                                      44,100  a    1,808,100
NeoMagic                                                117,700  a    1,375,619
Network Appliance                                        45,400  a    2,284,187
OmniQuip International                                   96,300       1,215,787
PMC-Sierra                                               36,100  a    3,461,087

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Capital Spending (continued)
Plantronics                                              63,520  a    4,287,600
SMART Modular Technologies                              110,200  a    1,473,925
SPX                                                      33,500       2,187,969
Sanmina                                                  46,533  a    3,088,628
Vitesse Semiconductor                                    39,600  a    1,833,975
Waters                                                   34,300  a    3,605,788
Zebra Technologies, Cl. A                                64,790  a    2,154,268
                                                                     55,589,582
Consumer Cyclical--17.0%
Abercrombie & Fitch, Cl. A                               22,500  a    2,140,312
Action Performance Cos.                                  44,100  a    1,493,887
Ames Department Stores                                   54,700  a    1,911,081
Applied Power, Cl. A                                     51,200       1,616,000
Bed Bath & Beyond                                        63,400  a    2,262,588
CKE Restaurants                                          34,110         558,551
Consolidated Stores                                      57,300  a    1,969,688
Darden Restaurants                                       78,100       1,742,606
Dollar Tree Stores                                       59,000  a    2,153,500
Ethan Allen Interiors                                    48,700       2,468,481
General Instrument                                       65,400  a    2,387,100
Heftel Broadcasting, Cl. A                               39,900  a    2,169,563
Hollinger International, Cl. A                          112,200       1,577,813
Interface, Cl. A                                        151,180  a    1,067,709
King World Productions                                   65,500       2,308,875
Lear                                                     24,800  a    1,137,700
Richfood Holdings                                        45,915         573,938
Ross Stores                                              49,200       2,260,125
Ryan's Family Steak House                               193,020  a    2,388,623
Sinclar Broadcast Group, Cl. A                          177,800  a    2,489,200
Speedway Motorsports                                     60,300  a    2,615,513
Tommy Hilfiger                                           38,240  a    2,672,020
Tower Automotive                                         96,600  a    2,221,800
USA Networks                                             59,200  a    2,212,600
United Natural Foods                                     51,200  a    1,286,400
Valassis Communications                                  31,100  a    1,741,600
Wallace Computer Services                                71,420       1,647,124
Warnaco Group, Cl. A                                     66,150       1,765,378

                                                                The Fund     7

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Consumer Cyclical (continued)
World Color Press                                        29,100  a      743,869
Zale                                                    101,490  a    3,837,591
                                                                     57,421,235
Consumer Staples--2.8%
Canandaigua Brands, Cl. A                                26,000  a    1,339,000
Central Garden & Pet                                     78,100  a    1,093,400
Dial                                                     98,700       3,355,800
Ralcorp Holdings                                         60,800       1,117,200
Suiza Foods                                              69,887  a    2,625,130
                                                                      9,530,530
Energy--4.7%
BJ Services                                              65,100  a    1,741,425
Devon Energy                                             55,400       1,842,050
Holly                                                    35,440         498,375
KN Energy                                                76,460       1,576,987
Newfield Exploration                                     62,700  a    1,685,063
Noble Affiliates                                         41,200       1,320,975
Sempra Energy                                            95,573       1,983,140
Transocean Offshore                                      64,600       1,917,813
Ultramar Diamond Shamrock                                57,700       1,330,706
WICOR                                                    77,580       1,832,827
                                                                     15,729,361
Health Care--7.0%
AmeriSource Health, Cl. A                                89,880  a    2,488,553
Bergen Brunswig, Cl. A                                   46,750         888,250
Biogen                                                   15,900  a    1,511,494
Centocor                                                 44,100  a    1,956,937
Forest Laboratories                                      20,700  a      921,150
Genzyme-General Division                                 59,300  a    2,238,575
IDEXX Laboratories                                       47,600  a    1,076,950
Lincare Holdings                                         73,580  a    2,179,807
Mylan Laboratories                                       73,600  a    1,669,800
Orthodontic Centers of America                          146,400  a    1,811,700
STERIS                                                   96,000  a    1,704,000
Universal Health Services, Cl. B                         46,040       2,385,448
Watson Pharmaceuticals                                   72,660  a    2,942,730
                                                                     23,775,394

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Interest Sensitive--19.1%
Ambac Financial Group                                    55,500       3,350,813
Amerin                                                   66,300  a    1,553,906
Apartment Investment & Management, Cl. A                 54,400       2,179,400
Bank United, Cl. A                                       58,910       2,378,491
Boston Properties                                        98,000       3,558,625
CMAC Investment                                          54,720       2,510,280
Camden Property Trust                                    63,300       1,709,100
City National                                            95,010       3,669,761
EVEREN Capital                                           91,220       2,679,587
Equity Office Properties Trust                           76,315       2,103,432
FelCor Lodging Trust                                     44,600       1,067,613
Franchise Finance Corp. of America                       59,630       1,382,671
GreenPoint Financial                                     43,900       1,536,500
Hambrecht & Quist Group                                  35,500  a    1,251,375
Health Care Property Investors                           49,150       1,511,363
Hibernia, Cl. A                                         145,400       1,935,637
Highwoods Properties                                     51,700       1,331,275
Investment Technology Group                              29,198  a    1,010,969
M&T Bank                                                  5,956       3,329,404
Mack-Cali Realty                                         59,970       1,855,322
Mercantile Bankshares                                    83,400       3,085,800
Old Kent Financial                                       89,060       4,208,085
Pacific Gulf Properties                                  85,700       1,783,631
People's Bank                                            59,760       1,882,440
Peoples Heritage Financial Group                        133,900       2,594,313
Protective Life                                          69,600       2,727,450
Reliance Group Holdings                                 150,870       1,131,525
Sovereign Bancorp                                       112,160       1,528,180
TCF Financial                                            88,400       2,563,600
Waddell & Reed Financial, Cl. A                          48,100       1,085,256
                                                                     64,495,804
Mining And Metals--1.2%
Homestake Mining                                        109,700       1,049,006
IMCO Recycling                                           77,880       1,323,960
USEC                                                    128,900       1,603,194
                                                                      3,976,160

                                                                The Fund     9

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------

Services--11.5%
Avis Rent A Car                                          68,300  a    2,142,913
CIBER                                                    78,400  a    1,479,800
CheckFree Holdings                                       19,100  a      916,800
Citrix Systems                                           38,100  a    1,619,250
Cognos                                                   77,400  a    1,862,438
DST Systems                                              24,600  a    1,432,950
Excite                                                   18,000  a    2,628,000
Galileo International                                    75,100       3,679,900
Gallagher (Arthur J.)                                    34,800       1,653,000
Intuit                                                   39,800  a    3,427,775
Keane                                                    37,200  a      923,025
Legato Systems                                           55,200  a    2,232,150
Mutual Risk Management                                   87,860       3,415,557
Outdoor Systems                                          57,900  a    1,458,356
Sterling Commerce                                       101,260  a    3,170,704
Sterling Software                                        95,520  a    1,976,070
SunGuard Data Systems                                    92,460  a    2,952,941
Young & Rubicam                                          48,100  a    1,914,981
                                                                     38,886,610
Transportation--1.8%
Airborne Freight                                         54,200       1,734,400
CNF Transportation                                       28,200       1,231,987
Comair Holdings                                          68,700       1,515,693
Continental Airlines, Cl. B                              36,300       1,567,706
                                                                      6,049,786
Utilities--8.2%
Calpine                                                 119,100  a    5,076,637
Cincinnati Bell                                         115,600       2,615,450
DQE                                                      71,770       2,956,027
MidAmerican Energy Holding                               91,740       2,952,881
Montana Power                                            42,800       3,191,275
New England Electric System                              37,000       1,831,500
Nisource                                                100,500       2,788,875
Pacific Gateway Exchange                                 68,700  a    2,748,000
Transaction Network Services                            131,600  a    3,520,300
                                                                     27,680,945
Total Common Stocks
  (cost $294,422,082)                                               330,423,792

-------------------------------------------------------------------------------
Short-Term Investments--2.2%                          Principal       Value ($)
                                                       Amount $
-------------------------------------------------------------------------------
Repurchase Agreement;
  Goldman Sachs & Co., 4.89% dated
  4/30/1999, due 5/3/1999 in the amount
  of $7,531,068 (fully collateralized by
  $7,307,000 U.S. Treasury Notes, 5.625% due
  5/15/2008, value $7,678,723)
  (cost $7,528,000)                                   7,528,000       7,528,000
-------------------------------------------------------------------------------
Total Investments (cost $301,950,082)                    100.1%     337,951,792
Liabilities, Less Cash and Receivables                     (.1%)       (362,052)
Net Assets                                               100.0%     337,589,740

a Non-income producing.

See notes to financial statements.
                                                                The Fund     11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                                Cost      Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)              301,950,082  337,951,792
Cash                                                                    704,646
Receivable for shares of Capital Stock subscribed                       279,429
Dividends and interest receivable                                       135,554
                                                                    339,071,421
-------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           337,194
Due to Distributor                                                       26,945
Payable for investment securities purchased                             975,068
Payable for shares of Capital Stock redeemed                            142,474
                                                                      1,481,681
-------------------------------------------------------------------------------
Net Assets ($)                                                      337,589,740
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     317,082,022
Accumulated investment (loss)                                           (49,036)
Accumulated net realized gain (loss) on investments                 (15,444,956)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             36,001,710
-------------------------------------------------------------------------------
Net Assets ($)                                                      337,589,740

-------------------------------------------------------------------------------
Net Asset Value Per Share
                                Class A      Class B      Class C       Class R
-------------------------------------------------------------------------------
Net Assets ($)               15,399,465   25,637,043    4,134,431   292,418,801
Shares Outstanding              923,465    1,588,925      256,101    17,408,243
-------------------------------------------------------------------------------
Net Asset Value Per Share ($)     16.68        16.13        16.14         16.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Cash dividends (net of $2,876 foreign taxes withheld at source)       1,905,137
Interest                                                                149,988
Total Income                                                          2,055,125
Expenses:
Management fee--Note 2(a)                                             1,933,475
Distribution and service fees--Note 2(b)                                170,109
Loan commitment fees--Note 4                                                577
Total Expenses                                                        2,104,161
Investment (Loss)                                                       (49,036)
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                             (11,488,325)
Net unrealized appreciation (depreciation) on investments            40,153,532
Net Realized and Unrealized Gain (Loss) on Investments               28,665,207
Net Increase in Net Assets Resulting from Operations                 28,616,171

See notes to financial statements.

                                                                The Fund     13

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999         Year Ended
                                                  (Unaudited)  October 31, 1998
-------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                    (49,036)          (547,271)
Net realized gain (loss) on investments          (11,488,325)        (4,033,890)
Net unrealized appreciation (depreciation)
  on investments                                  40,153,532        (49,605,457)
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                 28,616,171        (54,186,618)
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Net realized gain on investments:
Class A shares                                            --           (462,818)
Class B shares                                            --         (1,024,452)
Class C shares                                            --           (203,973)
Class R shares                                            --        (11,961,021)
Total Dividends                                           --        (13,652,264)
-------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                    12,150,155          9,635,640
Class B shares                                     3,634,278         16,236,324
Class C shares                                       795,206          3,534,921
Class R shares                                    65,965,536         99,604,995
Dividends reinvested:
Class A shares                                            --            420,621
Class B shares                                            --            860,498
Class C shares                                            --            102,849
Class R shares                                            --          9,814,653
Cost of shares redeemed:
Class A shares                                   (11,589,803)        (3,002,178)
Class B shares                                    (5,485,313)        (4,968,357)
Class C shares                                    (1,374,583)        (1,905,628)
Class R shares                                   (37,043,222)       (56,959,110)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                      27,052,254         73,375,228
Total Increase (Decrease) in Net Assets           55,668,425          5,536,346
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              281,921,315        276,384,969
End of Period                                    337,589,740        281,921,315

See notes to financial statements.

-------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999         Year Ended
                                                  (Unaudited)  October 31, 1998
-------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                          763,425            545,657
Shares issued for dividends reinvested                    --             24,015
Shares redeemed                                     (726,538)          (169,516)
Net Increase (Decrease) in Shares Outstanding         36,887            400,156
-------------------------------------------------------------------------------
Class B
Shares sold                                          232,659            922,997
Shares issued for dividends reinvested                    --             50,219
Shares redeemed                                     (351,434)          (305,600)
Net Increase (Decrease) in Shares Outstanding       (118,775)           667,616
-------------------------------------------------------------------------------
Class C
Shares sold                                           50,824            202,040
Shares issued for dividends reinvested                    --              6,003
Shares redeemed                                      (87,704)          (111,940)
Net Increase (Decrease) in Shares Outstanding        (36,880)            96,103
-------------------------------------------------------------------------------
Class R
Shares sold                                        4,052,179          5,542,571
Shares issued for dividends reinvested                    --            558,142
Shares redeemed                                   (2,288,141)        (3,342,921)
Net Increase (Decrease) in Shares Outstanding      1,764,038          2,757,792

See notes to financial statements.

                                                                The Fund     15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------------------
                               Six Months Ended
                                 April 30, 1999               Year Ended October 31,
                                                   -------------------------------------------
Class A Shares                       (Unaudited)     1998     1997     1996     1995     1994a
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      15.18     18.89    15.13    13.09    10.07    10.00
Investment Operations:
Investment income (loss)--net              (.01)     (.02)    (.04)    (.02)     .02      .01
Net realized and unrealized
  gain (loss) on investments               1.51     (2.78)    4.52     2.48     3.03      .06
Total from Investment Operations           1.50     (2.80)    4.48     2.46     3.05      .07
Distributions:
Dividends from investment
  income--net                                --        --       --       --     (.03)      --
Dividends from net realized gain
  on investments                             --      (.91)    (.72)    (.42)      --       --
Total Distributions                          --      (.91)    (.72)    (.42)    (.03)      --
Net asset value, end of period            16.68     15.18    18.89    15.13    13.09    10.07
----------------------------------------------------------------------------------------------
Total Return (%)b                          9.81c   (15.42)   30.73    19.22    30.31      .70c
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                                .74c     1.50     1.50     1.50     1.50     .25c
Ratio of net investment
  income (loss) to average
  net assets                               (.08)c    (.32)    (.35)    (.16)     .10     .14c
Portfolio Turnover Rate                   20.73c    47.44    39.18    49.03    56.00    8.00c
----------------------------------------------------------------------------------------------
Net Assets, end of
  period ($ X 1,000)                     15,399    13,462    9,190    3,884    1,359      60

a  The Fund commenced operations on September 2, 1994.
b  Exclusive of sales load.
c  Not annualized.

See notes to financial statements.

----------------------------------------------------------------------------------------------
                                 Six Months Ended
                                   April 30, 1999               Year Ended October 31,
                                                        --------------------------------------
Class B Shares                         (Unaudited)       1998       1997       1996      1995a
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.75       18.51      14.95      13.05      9.49
Investment Operations:
Investment (loss)--net                       (.09)       (.11)      (.03)      (.07)     (.03)
Net realized and unrealized
  gain (loss) on investments                 1.47       (2.74)      4.31       2.39      3.59
Total from Investment Operations             1.38       (2.85)      4.28       2.32      3.56
Distributions:
Dividends from net realized gain
  on investments                               --        (.91)      (.72)      (.42)       --
Net asset value, end of period              16.13       14.75      18.51      14.95     13.05
----------------------------------------------------------------------------------------------
Total Return (%) b                           9.42c     (16.10)     29.72      18.17     37.51c
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.12c       2.25       2.25       2.24      1.95c
Ratio of net investment (loss)
  to average net assets                      (.46)c     (1.07)     (1.02)      (.93)     (.56)c
Portfolio Turnover Rate                     20.73c      47.44      39.18      49.03     56.00
----------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000 )     25,637      25,183     19,257      4,633     1,025

a The Fund commenced selling Class B shares on December 19, 1994. b Exclusive of sales load.
c  Not annualized.

See notes to financial statements.

                                                                The Fund     17

----------------------------------------------------------------------------------------------
                                 Six Months Ended
                                   April 30, 1999               Year Ended October 31,
                                                        --------------------------------------
Class C Shares                         (Unaudited)       1998       1997       1996      1995a
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period         14.75      18.52      14.95      13.04      9.49
Investment Operations:
Investment income (loss)--net                 (.11)      (.14)       .01       (.09)     (.01)
Net realized and unrealized
  gain (loss) on investments                  1.50      (2.72)      4.28       2.42      3.56
Total from Investment Operations              1.39      (2.86)      4.29       2.33      3.55
Distributions:
Dividends from net realized gain
  on investments                                --       (.91)      (.72)      (.42)       --
Net asset value, end of period               16.14      14.75      18.52      14.95     13.04
----------------------------------------------------------------------------------------------
Total Return (%)b                             9.35c    (16.08)     29.79      18.27     37.41c
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       1.12c      2.25       2.25       2.25      1.14c
Ratio of net investment income (loss)
  to average net assets                       (.45)c    (1.08)     (1.01)      (.93)     (.33)c
Portfolio Turnover Rate                      20.73c     47.44      39.18      49.03     56.00
----------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)        4,134      4,323      3,647        514       147

a The Fund commenced selling Class C shares on December 19, 1994. b Exclusive of sales load.
c  Not annualized.

See notes to financial statements.

----------------------------------------------------------------------------------------------
                               Six Months Ended
                                 April 30, 1999               Year Ended October 31,
                                                   -------------------------------------------
Class R Shares                       (Unaudited)     1998     1997     1996     1995     1994a
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      15.27     18.96    15.15    13.10    10.07    10.00
Investment Operations:
Investment income (loss)--net               .01      (.01)      --      .01      .04      .02
Net realized and unrealized
  gain (loss) on investments               1.52     (2.77)    4.53     2.48     3.04      .05
Total from Investment Operations           1.53     (2.78)    4.53     2.49     3.08      .07
Distributions:
Dividends from investment
  income--net                                --        --       --     (.02)    (.05)      --
Dividends from net realized gain
  on investments                             --      (.91)    (.72)    (.42)      --       --
Total Distributions                          --      (.91)    (.72)    (.44)    (.05)      --
Net asset value, end of period            16.80     15.27    18.96    15.15    13.10    10.07
----------------------------------------------------------------------------------------------
Total Return (%)                          10.02b   (15.31)   31.04    19.43    30.70      .70b
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                                .62b     1.25     1.25     1.25     1.25      .21b
Ratio of net investment
  income (loss) to average
  net assets                                .04b     (.07)     .02      .09      .35      .18b
Portfolio Turnover Rate                   20.73b    47.44    39.18    49.03    56.00     8.00b
----------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ X 1,000)                           292,419   238,953  244,292  112,209   44,091   10,747

a  The Fund commenced operations on September 2, 1994.
b  Not annualized.

See notes to financial statements.

                                                                The Fund     19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), an open-end management investment company and operates as a series company currently offering nineteen series including the Premier Small Company Stock Fund (the "Fund"). The Fund's investment objective is to consistently exceed the total return performance of the Russell 2500 Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 168 million shares of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (41 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The

Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of counterpart default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during

                                                                The Fund     21
the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $2,362,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non- interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,181 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act relating to its Class A, B and C shares. Under the Plan, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses

                                                                The Fund     23
primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, the distribution fee for Class A, Class B and Class C shares was $18,081, $98,139 and $15,882, respectively. During the period ended April 30, 1999, the service fee for Class B shares and Class C shares was $32,713 and $5,294, respectively.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $92,324,090 and $63,699,134, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $36,001,710, consisting of $60,525,001 gross unrealized appreciation and $24,523,291 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility (the "Facility") to be utilize for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata potion of the Facility. Interest is charges to the Fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

                                                                The Fund     25

For More Information

Dreyfus Premier Small Company
Stock Fund 200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611

By mail  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  385/685SA994




Dreyfus
BASIC S&P 500
Stock Index Fund

SEMIANNUAL REPORT
April 30, 1999


[Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             21     Statement of Financial Futures

                             22     Statement of Assets and Liabilities

                             23     Statement of Operations

                             24     Statement of Changes in Net Assets

                             25     Financial Highlights

                             26     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

                     Dreyfus BASIC     The Fund
          S&P 500 Stock Index Fund

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio managers, Steve Falci and Jocelin Reed.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and midcap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC S&P 500 Stock Index Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus BASIC S&P 500 Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 22.16%.1 The Fund's investment objective is to replicate the return provided by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 provided a total return of 22.31% for the same time period.2 The difference in returns is accounted for by transaction costs and other Fund operating expenses.

What is the Fund's investment strategy?

The Fund seeks to match the total return of the S&P 500. To pursue that goal, the Fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. Often considered a barometer for the stock market in general, the S&P 500 is made up of 500 widely held common stocks. It is dominated by large blue chip stocks, which, when combined, cover nearly 75% of the total U.S. stock market capitalization.

However, it is important to note that the S&P 500 is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. Generally speaking, it is currently composed of 400 industrial, 40 utility, 40 financial, and 20 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the Fund uses a passive management approach: all investment decisions are made based on the Fund's objective, which is to match the performance of the S&P 500. The Fund does not attempt to manage market volatility.

                                                                  The Fund  3

What other factors influenced the Fund's performance?

Continuing on the trend that has existed for some time now, the S&P 500 was driven higher by an increasingly narrow list of highly priced growth stocks. In fact, the Fund's portfolio, mirroring the S&P 500, benefited most notably from two holdings. The first is Microsoft, the index's (and, accordingly, the Fund's) second largest holding as of April 30, 1999. The second is America Online, a stock that was added to the index in December 1998. In fact, these two stocks performed so well that they are credited with producing a full third of the index's advance in the first quarter of 1999.

In terms of the strongest performing groups within the S&P 500 during the period, the largest gains came from the financial group, which includes investment management and consumer finance companies, and the transportation area, including airline and air freight companies. In addition, the index's holdings within the broadcast/media area provided strong returns, as did many of its retail apparel stocks.

On the other hand, the poorest performing returns of the S&P 500, and therefore of the Fund as well, were generated from its tobacco holdings, primarily due to litigation problems. In addition, the stocks of food distributing companies as well as manufactured housing and engineering and construction firms provided disappointing returns.

What is the Fund's current strategy?

Because the Fund is an index fund and its goal is to replicate the returns of the S&P 500, our strategy is to mirror the S&P 500. To understand how index investing works, it's important to recognize the differences associated with a passive index manager and an active manager. The active manager typically makes decisions about buying and selling stocks based on economic, financial and market conditions. The passive index manager, on the other hand, buys and holds the stocks in the index in an effort to match its returns. An advantage of the passive management approach is that lower costs are incurred for professional research.

Another advantage of an index fund is its buy-and-hold strategy. As a result of low trading volumes, index funds often incur lower transaction costs and realize fewer taxable capital gains. The lower costs can mean more of a fund's return can be paid to shareholders, and fewer realized capital gains may translate into lower taxes for investors.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid. 2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

------------------------------------------------------------------------
Common Stocks--98.5%                            Shares         Value ($)
------------------------------------------------------------------------

Basic Industries--3.0%
Air Products & Chemicals                        35,200        1,654,400
Armstrong World Industries                       6,100          333,975
Avery Dennison                                  17,792        1,214,304
Ball                                             4,700          258,206
Bemis                                            8,000          280,000
Boise Cascade                                    8,614          346,714
Centex                                           9,114          333,231
Champion International                          14,700          803,906
Crown Cork & Seal                               18,800          611,000
Danaher                                         20,500        1,361,969
Dow Chemical                                    33,925        4,450,536
duPont (E.I.) deNemours & Co.                  172,700       12,196,938
Eastman Chemical                                12,126          675,267
Engelhard                                       22,000          422,125
FMC                                              5,100 a        331,500
Fluor                                           11,589          386,783
Fort James                                      33,800        1,284,400
Fortune Brands                                  26,271        1,037,705
Foster Wheeler                                   6,200           83,700
Georgia Pacific                                 13,500        1,248,750
Grace (W.R.) & Co.                              11,300          180,094
Great Lakes Chemical                            9,103           435,237
Hercules                                        15,400          582,313
International Paper                             47,165        2,514,484
Kaufman & Broad Home                            7,300           177,481
Louisiana Pacific                               16,700          347,569
Masco                                           52,018        1,528,029
Mead                                            15,654          654,533
Morton International                            18,500          746,938
Nalco Chemical                                  10,045          367,270
Occidental Petroleum                            53,100        1,071,956
Owens-Corning                                    8,300          295,688
Owens-Illinois                                  23,800 a        690,200
PPG Industries                                  27,021        1,754,676
Potlach                                         4,400           182,325
Praxair                                         24,200        1,252,350
Rohm & Haas                                     25,733        1,153,160

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Basic Industries (continued)
Sealed Air                                      12,831 a        780,285
Sherwin-Williams                                26,400          821,700
Sigma-Aldrich                                   15,400          500,500
Temple-Inland                                    8,500          586,500
Tenneco                                         26,100          704,700
Union Camp                                      10,600          841,375
Union Carbide                                   20,422        1,059,391
Westvaco                                        15,400          460,075
Weyerhaeuser                                    30,500        2,047,313
Willamette Industries                           17,000          794,750
                                                             51,846,301
Capital Goods--27.9%
Adobe Systems                                    9,300          589,388
Advanced Micro Devices                          22,200 a        364,913
Allegheny Teledyne                              30,067          672,749
AlliedSignal                                    85,400        5,017,250
America Online                                 157,600 a     22,497,400
Andrew                                          12,700 a        177,006
Apple Computer                                  20,900 a        961,400
Applied Materials                               56,600 a      3,035,175
Ascend Communications                           33,300 a      3,217,613
Autodesk                                         9,100          270,725
Automatic Data Processing                       94,500        4,205,250
BMC Software                                    36,200 a      1,558,863
Boeing                                         143,844        5,843,663
Briggs & Stratton                                3,600          237,375
Browning-Ferris Industries                      24,300          968,963
Cabletron Systems                               26,400          249,150
Case                                            11,300          391,263
Caterpillar                                     55,000        3,540,625
Cendant                                        121,786 a      2,192,148
Ceridian                                        21,966 a        804,505
Cisco Systems                                  242,200 a     27,625,938
Compaq Computer                                258,749        5,773,337
Computer Associates International               82,650        3,528,122
Computer Sciences                               24,400        1,453,325
Compuware                                       56,400        1,374,750

                                                             The Fund  7

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Capital Goods (continued)
Cooper Industries                               14,500          701,438
Crane                                           10,550          305,291
Cummins Engine                                   6,447          344,915
Data General                                     7,703 a         90,029
Deere & Co.                                     36,600        1,573,800
Dell Computer                                  390,300 a     16,075,481
Deluxe                                          12,300          425,888
Dover                                           34,200        1,263,263
Dun & Bradstreet                                25,300          929,775
EG&G                                             6,816          213,000
EMC                                             77,000 a      8,388,188
Eaton                                           10,921        1,001,319
Electronic Data Systems                         75,600        4,063,500
Emerson Electric                                67,100        4,327,950
Equifax                                         22,600          812,188
First Data                                      67,900        2,881,506
Gateway 2000                                    24,000 a      1,588,500
General Dynamics                                19,400        1,362,850
General Electric                               502,600       53,024,300
Genuine Parts                                   27,600          828,000
Goodrich (B.F.)                                 11,400          453,150
Grainger (W.W.)                                 14,600          732,738
H&R Block                                       15,000          721,875
Harnischfeger Industries                         7,200           70,200
Harris                                          12,106          418,414
Hewlett-Packard                                155,700       12,280,838
Honeywell                                       19,300        1,828,675
IMS Health                                      48,900        1,467,000
ITT Industries                                  14,000          504,000
Ikon Office Solutions                           22,700          273,819
Illinois Tool Works                             38,400        2,956,800
Ingersoll-Rand                                  25,250        1,746,984
Intel                                          511,300       31,285,169
International Business Machines                141,500       29,600,031
Interpublic Group Cos.                          21,300        1,652,081
KLA-Tencor                                      13,500 a        669,938
LSI Logic                                       21,691 a        737,494

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Capital Goods (continued)
Lockheed Martin                                 60,200        2,592,363
Lucent Technologies                            405,356       24,372,030
McDermott International                          9,100          263,900
Mckesson HBOC                                   42,454        1,485,890
Micron Technology                               38,000        1,410,750
Microsoft                                      774,100 a     62,943,944
Milacron                                         5,900          135,700
Millipore                                        6,700          205,606
Minnesota Mining & Manufacturing                61,700        5,491,300
Motorola                                        92,000        7,371,500
National Semiconductor                          25,600 a        320,000
Northern Telecom                               101,820        6,942,851
Northrop Grumman                                10,600          677,738
Novell                                          51,800 a      1,152,550
Omnicom Group                                   25,900        1,877,750
Oracle                                         220,750 a      5,974,047
Pall                                            19,103          352,212
Parametric Technology                           41,000 a        535,563
Parker-Hannifin                                 16,640          781,040
Paychex                                         25,100        1,281,669
PeopleSoft                                      35,700 a        488,644
Perkin-Elmer                                     7,600          821,750
Pitney Bowes                                    41,806        2,923,807
Raychem                                         11,900          314,606
Raytheon, Cl. B                                 51,700        3,631,925
Rockwell International                          29,100        1,502,288
Ryder System                                    11,000          290,125
Scientific-Atlanta                              11,600          368,300
Seagate Technology                              37,400 a      1,042,525
Service Corp. International                     41,900          869,425
Shared Medical Systems                           4,100          222,681
Silicon Graphics                                28,800 a        367,200
Snap-On                                          9,000          293,063
Solectron                                       38,600        1,872,100
Stanley Works                                   13,627          414,772
Sun Microsystems                               118,200 a      7,069,838
3COM                                            55,000 a      1,436,875

                                                             The Fund  9

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Capital Goods (continued)
Tektronix                                        7,159          173,606
Tellabs                                         29,800 a      3,264,963
Texas Instruments                               59,800        6,107,075
Textron                                         24,300        2,238,638
Thermo Electron                                 24,400 a        391,925
Thomas & Betts                                   8,741          367,122
Timken                                           9,500          211,969
Tyco International                             125,201       10,172,616
Unisys                                          40,000 a      1,257,500
United Technologies                             34,614        5,014,703
Waste Management                                91,842        5,189,073
Xerox                                          100,548        5,907,195
                                                            474,545,995

Consumer Cyclical--13.1%
Albertson's                                     37,700        1,941,550
American Greetings, Cl. A                       10,700          280,206
American Stores                                 42,200        1,331,938
AutoZone                                        23,000 a        690,000
Black & Decker                                  13,500          766,125
Brunswick                                       14,100          338,400
CBS                                            108,300        4,934,419
CVS                                             59,818        2,848,832
Carnival                                        94,000        3,877,500
Circuit City Group                              15,418          948,207
Clear Channel Communications                    40,400 a      2,807,800
Comcast, Cl. A                                  56,700        3,724,481
Consolidated Stores                             16,800 a        577,500
Cooper Tire and Rubber                          11,603          254,541
Costco Cos.                                     33,500 a      2,711,406
Dana                                            25,499        1,201,640
Darden Restaurants                              21,100          470,794
Dayton Hudson                                   67,600        4,550,325
Dillard's, Cl. A                                16,400          454,075
Disney (Walt)                                  315,300       10,010,775
Dollar General                                  27,150          951,947
Donnelley (R.R.) & Sons                         20,600          728,725
Dow Jones & Co                                  14,400          784,800

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Consumer Cyclical (continued)
Federated Department Stores                     32,200 a      1,503,338
Fleetwood Enterprises                            5,300          130,844
Ford Motor                                     185,600       11,866,800
Fruit Of The Loom, Cl. A                        11,100 a        118,631
Gannett                                         43,200        3,059,100
Gap                                             87,400        5,817,563
General Instrument                              25,700 a        938,050
General Motors                                 100,400        8,929,325
Goodyear Tire & Rubber                          23,900        1,366,781
Great Atlantic & Pacific                         5,843          179,672
Harcourt General                                10,900          519,794
Harrah's Entertainment                          19,394 a        426,668
Hasbro                                          30,075        1,026,309
Hilton Hotel                                    40,000          625,000
Home Depot                                     226,100       13,551,869
Johnson Controls                                13,028          950,230
Jostens                                          5,422          116,234
K mart                                          75,600 a      1,124,550
King World Productions                          10,924 a        385,071
Knight-Ridder                                   12,000          645,750
Kohl's                                          24,300 a      1,614,431
Kroger                                          39,300 a      2,134,481
Limited                                         34,700        1,518,125
Liz Claiborne                                    9,900          327,319
Longs Drug Stores                                5,938          204,119
Lowes                                           57,000        3,006,750
Marriott International, Cl. A                   37,200        1,557,750
Mattel                                          44,100        1,141,088
May Department Stores                           53,700        2,137,931
Maytag                                          13,800          943,575
McDonald's                                     207,500        8,792,813
McGraw-Hill Cos.                                30,200        1,668,550
MediaOne Group                                  93,100 a      7,593,469
Meredith                                         7,960          292,033
Meyer (Fred)                                    23,800 a      1,288,175
Mirage Resorts                                  27,600 a        619,275
Moore                                           13,602          136,020



                                                             The Fund 11

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Consumer Cyclical (continued)
NIKE, Cl. B                                     43,300        2,692,719
Navistar International                          10,200 a        533,588
New York Times, Cl. A                           27,936          963,792
Nordstrom                                       21,800          767,088
PACCAR                                          12,022          673,232
Penney (J.C.)                                   40,400        1,843,250
Pep Boys-Manny, Moe & Jack                       8,100          115,931
Reebok International                             8,615  a       162,070
Rite Aid                                        39,700          925,506
Russell                                          5,514          121,997
Safeway                                         74,600        4,023,738
Seagram                                         61,200        3,511,350
Sears, Roebuck & Co.                            58,800        2,704,800
Springs Industries                               2,700          100,913
Staples                                         70,650 a      2,119,500
Supervalu                                       18,400          384,100
Sysco                                           51,104        1,517,150
TJX                                             49,600        1,652,300
TRW                                             18,400          771,650
Tandy                                           15,176        1,099,312
Time Warner                                    188,200       13,174,000
Times Mirror, Cl. A                             11,039          645,782
Toys R Us                                       38,500          837,375
Tribune                                         18,222        1,520,398
Tricon Global Restaurants                       23,430 a      1,508,306
V.F                                             18,400          947,600
Viacom, Cl. B                                  106,700 a      4,361,363
Wal-Mart Stores                                682,000       31,372,000
Walgreen                                       153,100        4,114,563
Wendy's International                           19,047          515,459
Whirlpool                                       11,700          776,588
Winn-Dixie Stores                               22,800          816,525
                                                            222,717,414

Consumer Staples--8.2%
Alberto-Culver, Cl. B                            8,744          217,507
Anheuser-Busch                                  73,300        5,360,063
Archer Daniels Midland                          90,810        1,362,150

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Consumer Staples (continued)
Avon Products                                   40,236        2,185,318
Bestfoods                                       43,800        2,198,213
Brown-Forman, Cl. B                             10,500          773,719
Campbell Soup                                   68,200        2,796,200
Clorox                                          18,000        2,076,750
Coca-Cola                                      378,100       25,710,800
Coca-Cola Enterprises                           60,100        2,073,450
Colgate-Palmolive                               44,900        4,599,444
ConAgra                                         75,032        1,866,421
Coors (Adolph), Cl. B                            5,615          300,403
Eastman Kodak                                   49,700        3,708,863
Ecolab                                          19,800          830,363
General Mills                                   23,500        1,718,438
Gillette                                       170,100        8,877,094
Heinz (H.J.)                                    55,500        2,591,156
Hershey Foods                                   22,000        1,157,750
International Flavors & Fragrances              16,300          643,850
Kellogg                                         62,200        2,301,400
Kimberly-Clark                                  83,100        5,095,069
NACCO Industries, Cl. A                          1,222           98,753
National Service Industries                      6,300          245,306
Newell Rubbermaid                               43,078        2,043,513
PepsiCo                                        225,000        8,310,938
Philip Morris                                  373,400       13,092,338
Pioneer Hi-Bred International                   36,700        1,371,663
Polaroid                                         6,700          138,188
Procter & Gamble                               203,600       19,100,225
Quaker Oats                                     20,900        1,349,356
RJR Nabisco Holdings                            49,800        1,282,350
Ralston Purina Group                            50,400        1,537,200
Sara Lee                                       139,900        3,112,775
Tupperware                                       8,800          208,450
UST                                             28,500          794,438
Unilever, N.V.                                  98,200        6,376,863
Wrigley, (Wm) Jr                                17,800        1,578,638
                                                            139,085,415

                                                             The Fund 13

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Energy--6.7%
Amerada Hess                                    13,900          792,300
Anadarko Petroleum                              18,500          701,844
Apache                                          15,000          460,313
Ashland                                         11,400          481,650
Atlantic Richfield                              50,000        4,196,875
Baker Hughes                                    50,120        1,497,335
Burlington Resources                            27,206        1,253,176
Chevron                                        100,100        9,984,975
Coastal                                         32,620        1,247,715
Columbia Energy Group                           12,800          615,200
Consolidated Natural Gas                        14,731          876,495
Eastern Enterprises                              3,418          122,834
Enron                                           53,800        4,048,450
Exxon                                          372,900       30,974,006
Halliburton                                     67,400        2,872,925
Helmerich & Payne                                7,610          195,958
Kerr-McGee                                      13,239          561,003
Mobil                                          119,600       12,528,100
Nicor                                            7,300          265,538
ONEOK                                            4,882          136,391
Peoples Energy                                   5,470          204,441
Phillips Petroleum                              39,100        1,979,438
Rowan Cos.                                      12,810 a        204,960
Royal Dutch Petroleum                          328,900       19,302,319
Schlumberger                                    83,700        5,346,338
Sempra Energy                                   36,842          764,472
Sonat                                           16,900          604,175
Sunoco                                          14,368          513,656
Texaco                                          82,000        5,145,500
Union Pacific Resources Group                   38,507          539,098
Unocal                                          37,000        1,537,813
USX-Marathon Group                              47,200        1,475,000
Williams Cos.                                   65,600        3,099,600
                                                            114,529,893
14

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Health Care--11.0%
ALZA                                            15,300 a        513,506
Abbott Laboratories                            232,800       11,276,250
Allergan                                        10,100          907,738
American Home Products                         202,100       12,328,100
Amgen                                           78,060 a      4,795,811
Bard (C.R.)                                      8,200          401,800
Bausch & Lomb                                    8,564          642,300
Baxter International                            43,900        2,765,700
Becton, Dickinson & Co.                         38,200        1,420,563
Biomet                                          17,200          705,200
Boston Scientific                               60,300 a      2,566,519
Bristol-Myers Squibb                           304,800       19,373,850
Cardinal Health                                 41,700        2,494,181
Columbia/HCA Healthcare                         99,000        2,444,063
Guidant                                         46,200        2,480,363
HEALTHSOUTH                                     64,900 a        872,094
HCR Manor Care                                  17,000 a        471,750
Humana                                          25,700 a        350,163
Johnson & Johnson                              206,200       20,104,500
Lilly (Eli)                                    168,700       12,420,538
Mallinckrodt Group                              10,900          382,181
Medtronic                                       89,600        6,445,600
Merck & Co.                                    365,300       25,662,325
Monsanto                                        96,100        4,348,525
Pfizer                                         199,000       22,897,438
Pharmacia & Upjohn                              77,900        4,362,400
Schering-Plough                                225,400       10,889,638
St. Jude Medical                                12,900 a        359,588
Tenet Healthcare                                47,600        1,124,550
United Healthcare                               28,600        1,605,175
Warner-Lambert                                 126,000        8,560,125
Watson Pharmaceuticals                          14,600          591,300
                                                            186,563,834

                                                            The Fund 15

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Interest Sensitive--16.3%
Aetna                                           21,927        1,922,724
Allstate                                       125,800        4,575,975
American Express                                69,400        9,069,713
American General                                38,638        2,859,212
American International Group                   188,289       22,112,189
Amsouth Bancorp                                 18,200          865,638
Aon                                             26,100        1,787,850
Associates First Capital, Cl. A                111,622        4,946,250
BB&T                                            47,700        1,905,019
BANKBOSTON                                      45,500        2,229,500
BankAmerica                                    265,404       19,109,088
Bank of New York                               116,628        4,665,120
Bank One                                       180,298       10,637,582
Bankers Trust                                   14,600        1,314,913
Bear Stearns Cos.                               17,075          796,122
CIGNA                                           31,700        2,763,844
Capital One Financial                           10,100        1,754,244
Chase Manhattan                                129,682       10,731,186
Chubb                                           25,000        1,481,250
Cincinnati Financial                            25,600        1,033,600
Citigroup                                      346,258       26,055,915
Comerica                                        23,850        1,551,741
Conseco                                         49,171        1,551,960
Countrywide Credit Industries                   17,300          783,906
Federal National Mortgage Association          159,000       11,279,063
Fifth Third Bancorp                             40,825        2,926,642
First Union                                    151,934        8,413,345
Firstar                                        105,800        3,180,613
Fleet Financial Group                           87,200        3,755,050
Franklin Resources                              38,700        1,548,000
Federal Home Loan Mortgage                     104,100        6,532,275
Golden West Financial                            8,700          871,088
Hartford Financial Services Group               35,800        2,109,963
Household International                         74,041        3,725,188
Huntington Bancshares                           32,370        1,147,112
Jefferson Pilot                                 16,300        1,098,213

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Interest Sensitive (continued)
Keycorp                                         69,800        2,159,438
Lehman Brothers Holdings                        17,400          966,788
Lincoln National                                15,500        1,488,969
Loews                                           17,400        1,273,463
MBIA                                            15,200        1,022,200
MBNA                                           123,012        3,467,401
MGIC Investment                                 16,800          815,850
Marsh & McLennan Cos.                           39,450        3,020,391
Mellon Bank                                     40,100        2,979,931
Mercantile Bancorp                              24,100        1,373,700
Merrill Lynch & Co.                             54,400        4,566,200
Morgan (J.P.)                                   26,800        3,611,300
Morgan Stanley, Dean Witter & Co.               88,555        8,783,549
National City                                   50,000        3,587,500
Northern Trust                                  17,000        1,583,125
PNC Bank                                        46,100        2,668,038
Progressive                                     11,100        1,592,850
Provident Cos.                                  20,700          815,063
Providian Financial                             21,750        2,807,109
Pulte                                            6,598          149,280
Regions Financial                               33,900        1,279,725
Republic New York                               16,500          969,375
SLM Holding                                     25,400        1,084,263
St. Paul Companies                              36,192        1,038,258
Safeco                                          20,900          830,775
Schwab (Charles)                                61,450        6,744,138
SouthTrust                                      25,300        1,008,047
State Street                                    24,600        2,152,500
Summit Bancorp                                  26,600        1,127,175
SunTrust Banks                                  49,200        3,517,800
Synovus Financial                               41,000          907,125
Torchmark                                       21,516          735,578
Transamerica                                    19,086        1,359,878
U.S. Bancorp                                   111,751        4,141,771
UNUM                                            21,264        1,161,546
Union Planters                                  21,100          903,344

                                                            The Fund 17

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Interest Sensitive (continued)
Wachovia                                        31,100        2,732,913
Washington Mutual                               90,957        3,740,607
Wells Fargo                                    252,180       10,891,024
                                                            278,149,080

Mining and Metals--.7%
ASARCO                                           6,100          112,088
Alcan Aluminium                                 34,900        1,108,075
Alcoa                                           56,300        3,504,675
Barrick Gold                                    57,200        1,151,150
Battle Mountain Gold                            35,200           99,000
Bethlehem Steel                                 19,900 a        181,588
Cyprus Amax Minerals                            13,908          213,836
Freeport-McMoRan Copper, Cl. B                  25,400          388,938
Homestake Mining                                39,900          381,544
Inco                                            25,500          489,281
Newmont Mining                                  25,674          617,781
Nucor                                           13,400          786,413
Phelps Dodge                                     8,890          562,293
Placer Dome                                     38,300          540,988
Reynolds Metals                                  9,900          617,513
USX-U.S. Steel                                  13,500          408,375
Worthington Industries                          14,200          196,138
                                                             11,359,676

Transportation--1.1%
AMR                                             28,000 a      1,954,750
Burlington Northern Santa Fe                    71,917        2,633,960
CSX                                             33,300        1,640,025
Delta Air Lines                                 21,700        1,376,594
FDX                                             22,696 a      2,554,719
Kansas City Southern Industries                 16,800        1,000,650
Laidlaw                                         50,600          319,413
Norfolk Southern                                58,200        1,902,413
Southwest Airlines                              51,575        1,679,411
US Airways Group                                13,400 a        729,463
Union Pacific                                   37,900        2,274,000
                                                             18,065,398

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Utilities--10.5%
AT&T                                           482,634       24,373,018
AES                                             29,400 a      1,470,000
ALLTEL                                          42,200        2,845,863
AirTouch Communications                         87,700 a      8,188,988
Ameren                                          21,000          812,438
American Electric Power                         29,300        1,214,119
Ameritech                                      168,600       11,538,563
Baltimore Gas & Electric                        22,900          644,063
Bell Atlantic                                  238,072       13,718,899
BellSouth                                      299,100       13,384,725
CMS Energy                                      15,200          668,800
CINergy                                         24,300          724,444
Carolina Power & Light                          23,256          937,508
Central & Southwest                             32,600          808,888
Century Telephone Enterprises                   21,200          853,300
Consolidated Edison                             35,800        1,626,663
Corning                                         35,600        2,038,100
DTE Energy                                      22,200          906,038
Dominion Resources                              30,000        1,233,750
Duke Energy                                     55,561        3,111,416
Edison International                            54,100        1,325,450
Entergy                                         37,800        1,181,250
FPL Group                                       27,700        1,561,588
FirstEnergy                                     36,400        1,080,625
Frontier                                        26,300        1,451,431
GPU                                             19,600          747,250
GTE                                            148,000        9,906,750
MCI WorldCom                                   281,168       23,108,495
NEXTEL Communications, Cl. A                    44,100 a      1,805,344
New Century Energies                            17,500          612,500
Niagara Mohawk Power                            28,700 a        383,863
Northern States Power                           23,400          564,525
PG&E                                            58,700        1,823,369
PP&L Resources                                  23,200          648,150
PECO Energy                                     34,400        1,631,850
PacifiCorp                                      45,600          760,950

                                                            The Fund 19

------------------------------------------------------------------------
Common Stocks (continued)                       Shares         Value ($)
------------------------------------------------------------------------

Utilities (continued)
Public Service Enterprise Group                 34,200        1,368,000
Reliant Energy                                  43,644        1,235,671
SBC Communications                             300,002       16,800,112
Southern                                       106,900        2,892,981
Sprint (FON Group)                              68,500        7,025,531
Sprint (PCS Group)                              67,500        2,860,313
Texas Utilities                                 43,320        1,721,970
U S West                                        77,154        4,036,119
UniCom                                          33,300        1,292,456
                                                            178,926,126

Total Common Stocks
  (cost $1,098,679,022)                                   1,675,789,132
------------------------------------------------------------------------

                                             Principal
Short-Term Investments--2.5%                Amount ($)        Value ($)
------------------------------------------------------------------------
Repurchase Agreement;--2.3%
Goldman Sachs & Co., 4.89% dated
  4/30/1999, due 5/3/1999 in the amount
  of $38,664,749 (fully collateralized by
  $40,083,000 U.S. Treasury Bonds, 5.50%
  8/15/2028, value $39,421,995)             38,649,000       38,649,000
U.S. Treasury Bills--.2%
  4.30%, 6/24/1999                           3,750,000 b      3,725,306
Total Short-Term Investments
  (cost $42,375,712)                                         42,374,306

------------------------------------------------------------------------
Total Investments (cost $1,141,054,734)         101.0%    1,718,163,438

Liabilities, Less Cash and Receivables           (1.0%)     (16,222,312)

Net Assets                                      100.0%    1,701,941,126

a Non-income producing.
b Partially held by the custodian in a segregated account as collateral for open financial futures positions.

STATEMENT OF FINANCIAL FUTURES
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                             Market Value                      Unrealized
                                                  Covered                    Depreciation
Financial Futures Purchased   Contracts  by Contracts ($)    Expiration    at 4/30/99 ($)
-----------------------------------------------------------------------------------------
Standard & Poor's 500             88       29,403,000         June `99         (81,375)


See notes to financial statements.

                                                           The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------
                                                             Cost ($)      Value ($)
------------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)               1,141,054,734  1,718,163,438
Cash                                                                             454
Receivable for investment securities sold                                 99,810,485
Receivable for shares of Capital Stock subscribed                          2,951,464
Dividends and interest receivable                                          1,395,476
                                                                       1,822,321,317
------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation                                               295,061
Payable for shares of Capital Stock redeemed                             118,816,677
Payable for investment securities purchased                                  969,462
Payable for Futures variation margin--Note 1(d)                              298,991
                                                                         120,380,191
------------------------------------------------------------------------------------
Net Assets ($)                                                         1,701,941,126
------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                        1,119,390,964
Accumulated undistributed investment income--net                           1,745,627
Accumulated net realized gain (loss) on investments                        3,777,206
Accumulated net unrealized appreciation (depreciation) on investments
  [including ($81,375) net unrealized depreciation of
  financial futures]--Note 3                                             577,027,329
------------------------------------------------------------------------------------
Net Assets ($)                                                         1,701,941,126
------------------------------------------------------------------------------------
Shares Outstanding
(70 million shares of $.001 par value Capital Stock authorized)           60,434,921
Net Asset Value, offering and redemption price per share ($)                   28.16


See notes to financial statements.

STATEMENT OF OPERATIONS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income:

Cash dividends (net of $13,426 foreign taxes withheld at source)      9,141,626
Interest                                                              1,327,217
Total Income                                                         10,468,843
Expenses:
Management fee--Note 2                                                1,473,867
Loan commitment fees--Note 4                                              2,565
Total Expenses                                                        1,476,432
Investment Income--Net                                                8,992,411
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                              (3,975,035)
Net realized gain (loss) on financial futures                         9,380,409
Net Realized Gain (Loss)                                              5,405,374
Net unrealized appreciation (depreciation) on investments [including
  ($945,500) net unrealized depreciation on financial futures]      270,918,681
Net Realized and Unrealized Gain (Loss) on Investments              276,324,055
Net Increase in Net Assets Resulting From Operations                285,316,466

See notes to financial statements.

                                                                     The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999         Year Ended
                                                 (Unaudited)   October 31, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                            8,992,411          15,357,976
Net realized gain (loss) on investments           5,405,374           3,351,910
Net unrealized appreciation (depreciation)
  on investments                                270,918,681          80,759,022
Net Increase (Decrease) in Net Assets
  Resulting from Operatons                      285,316,466          99,468,908
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                          (11,073,680)        (14,638,843)
Net realized gain on investments                 (4,281,732)        (12,006,581)
Total Dividends                                 (15,355,412)        (26,645,424)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                   638,724,740         796,141,077
Dividends reinvested                             15,002,512          26,303,252
Cost of shares redeemed                        (354,893,732)       (565,263,383)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                    298,833,520         257,180,946
Total Increase (Decrease) in Net Assets         568,794,574         330,004,430
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                           1,133,146,552         803,142,122
End of Period                                 1,701,941,126       1,133,146,552
Undistributed investment income--net              1,745,627           3,826,896
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                      24,503,084          35,271,108
Shares issued for dividends reinvested              601,526           1,249,129
Shares redeemed                                 (13,214,664)        (28,686,916)
Net Increase (Decrease) in Shares Outstanding    11,889,946           7,833,321

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------
                     Six Months Ended
                       April 30, 1999               Year Ended October 31,
                                        --------------------------------------------
                           (Unaudited)     1998     1997      1996     1995a   1994
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                     23.34     19.73    15.38     12.75    10.42   10.23
Investment Operations:
Investment income--net            .17       .31      .30       .29      .26     .21
Net realized and unrealized
  gain (loss) on investments     4.96      3.89     4.52      2.69     2.37     .14
Total from Investment
  Operations                     5.13      4.20     4.82      2.98     2.63     .35
Distributions:
Dividends from investment
  income--net                    (.22)     (.31)    (.28)     (.30)    (.26)   (.16)
Dividends from net realized
  gain on investments            (.09)     (.28)    (.19)     (.05)    (.04)   (.00)b
Total Distributions              (.31)     (.59)    (.47)     (.35)    (.30)   (.16)
Net asset value, end of
  period                        28.16     23.34    19.73     15.38    12.75   10.42
------------------------------------------------------------------------------------
Total Return (%)                22.16c    21.68    31.87     23.78    25.75    3.50
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                      .10c      .20      .20       .20      .37     .40d
Ratio of net investment
  income to average net assets    .61c     1.45     1.72      2.16     2.36    2.38
Portfolio Turnover Rate          8.46c    16.76     3.75      4.75     1.03   13.00
------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)               1,701,941 1,133,147  803,142   449,123  204,278 123,994

a Effective September 15, 1995, the Fund's Investor and Class R designations were eleminated and the Fund became a single class fund.
b Amount represents less than $.01
c Not annualized.
d Annualized expense ratio before voluntary reimbursement of expenses by the investment advisor for the year ended October 31, 1994 was .45%.
See notes to financial statements.

                                                                     The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the Fund. The Fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999, are set forth in the Statement of Financial Futures.

                                                                     The Fund 27

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the

"Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1999, amounted to $423,694,776 and $119,662,023, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments and financial futures was $577,027,329, consisting of $594,040,711 gross unrealized appreciation and $17,013,382 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 29

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility. *30

                                                                     The Fund 31

NOTES

                                                                     The Fund 33

For More Information


                     Dreyfus BASIC
                     S&P 500 Stock Index Fund

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation      713SA994